ULTIMATE INVESTOR® VUL

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE
issued by
JACKSON NATIONAL LIFE INSURANCE COMPANY®
through
JACKSON NATIONAL SEPARATE ACCOUNT IV
1 Corporate Way
Lansing, Michigan 48951

Jackson® Service Center	IMG Service Center
P.O. Box 30502	P.O. Box 30386
Lansing, Michigan 48909-8002	Lansing, Michigan 48909-7886
1-800-766-4683	1-800-777-7779

Jackson National Life Insurance Company (Jackson®) is offering the individual flexible premium adjustable variable life insurance policy described in this prospectus.  The policy provides insurance coverage on the life of one Insured.  Please read this prospectus carefully before investing and keep it for future reference.  Consult your sales representative and tax adviser to be sure this policy is right for you.

We do not guarantee a minimum Accumulated Value on amounts allocated to the Investment Divisions and, therefore, the policy does not have a guaranteed minimum Accumulated Value.  The portion of your Accumulated Value in the Separate Account will vary depending on the investment performance of the Investment Divisions to which you allocate your premium.  You bear the entire investment risk on amounts allocated to the Investment Divisions.  The investment policies and risks of each Underlying Mutual Fund are described in the accompanying prospectuses for the JNL® Series Trust and JNL Variable Fund LLC and its Underlying Mutual Funds.  The Accumulated Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

Not all terms, conditions, benefits, programs, features, and investment options may be available or approved in every state.  Please understand that the policy terms will govern the way the policy works and all rights and obligations.

Individual flexible premium adjustable variable life insurance policies involve risks, including possible loss of principal.  They are not deposits of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

It may not be advantageous for you to purchase variable life insurance to replace your existing insurance coverage or to purchase additional variable life insurance if you already own a variable life insurance policy.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.  Jackson does not authorize any information or representations regarding the offering described in this prospectus other than as based in this prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Date Of This Prospectus Is May 1, 2010

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FEE TABLE	1
Transaction Fees	1
Periodic Charges	2
Optional Rider Charges	3
Charges Assessed Against the Underlying Mutual Funds	4
Individual Underlying Mutual Fund Company Annual Expenses	4
SUMMARY	7
Description of the Policy and Policy Benefits	7
Risks of the Policy	9
The Underlying Mutual Funds and Associated Risks	11
PURCHASE AND ALLOCATION	11
Purchasing a Policy	11
Premiums and Premium Limits	12
Planned Premium	12
Allocation of Premium	12
Accumulated Value	13
Accumulation Unit Value	13
Transfer of Accumulated Value	13
Restrictions on Transfers	14
Transfers Authorized by Telephone or the Internet	14
Dollar Cost Averaging	15
Rebalancing	15
THE SEPARATE ACCOUNT	16
The Underlying Mutual Funds	16
Voting Privileges	25
Additions, Deletions, and Substitutions of Securities	26
THE FIXED ACCOUNT	26
POLICY BENEFITS AND RIGHTS	27
Death Benefit	27
Death Benefit Options	27
Minimum Death Benefit	27
Changes in Death Benefit Option	28
Changes in Specified Death Benefit	29
Optional Insurance Benefits	29
Policy Loans	32
Surrenders	33
Partial Surrenders	33
Status of Policy at Attained Age 121	35
Termination and Grace Period	35
Reinstatement	35
Right to Examine the Policy	35
Postponement of Payment	36
CHARGES AND DEDUCTIONS	36
Premium Charges	36
Asset Based Risk Charge	36
Monthly Deduction	37
Cost of Insurance Charge	37
Monthly Policy Fee	38
Monthly Administrative Charge	38
Transfer Charge	38
Illustration Charge	38
Re-Underwriting Charge	38
Rider Charges	39
Additional Policy Charges	39
Underlying Mutual Fund Expenses	39
Special Provisions for Group or Sponsored Arrangements	39
Purpose and Amount of Charges	39
GENERAL POLICY PROVISIONS	39
Statements to Owners	39
Limit on Right to Contest	39
Suicide	40
Misstatement as to Age and Sex	40
Beneficiary	40
Assignment	40
Creditors' Claims	40
Dividends	40
Notice and Elections	40
Modification	40
Conversion	40
FEDERAL TAX CONSIDERATIONS	40
Taxation of Jackson and the Separate Account	41
Jackson Taxation	41
Tax Status of the Policy	41
Diversification Requirements	41
Owner Control	42
Tax Treatment of Life Insurance Death Benefit Proceeds	42
Tax Deferral During Accumulation Period	42
Distributions	42
Policies Which Are MECs	42
Policies Which Are Not MECs	43
Treatment Beyond Attained Age 121	43
Actions to Ensure Compliance with the Tax Law	44
Federal Income Tax Withholding	44
Tax Advice	44
DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT	44
Jackson National Life Insurance Company	44
The Separate Account	44
Safekeeping of the Separate Account's Assets	44
State Regulation of Jackson	44
DISTRIBUTION OF POLICIES	44
LEGAL PROCEEDINGS	46
FINANCIAL STATEMENTS	46
PRIVACY POLICY	46
GLOSSARY OF TERMS	48
APPENDIX A	50
APPENDIX B	51
APPENDIX C	53
WHERE YOU CAN FIND MORE INFORMATION	58

Capitalized terms used in this prospectus are defined where first used or in the Glossary of Terms beginning on page 48 of this prospectus.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  The first table (and footnotes) describes the fees and expenses that you pay at the time that you buy or surrender the policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted 1
Cumulative Premiums
Sales Charge	When premium is allocated	4.5% on $100,000 or less 3.5% on $100,001 - $250,000 2.5% on $250,001 - $500,000 2% on $500,001 or more of each premium in all years 1-10 2
Premium Tax Charge	When premium is allocated	2.5% of each premium 3
Federal (DAC) Tax Charge	When premium is allocated	1.5% of each premium 4
Transfer Charge 5	Each transfer in excess of 15 in any Policy Year	$25 per transfer
Illustration Charge 6	Each in-force illustration in excess of one in any Policy Year	$25 per illustration
Re-Underwriting Fee	If a transaction under your policy requires underwriting approval after the Commencement Date	$25 per transaction
Partial Surrender Fee	When you make a partial surrender	$25 per partial surrender
Expedited Delivery Charge 7	When you request expedited delivery of surrender, partial surrender or loan proceeds	$20 for wire transfers $10 for overnight delivery $22.50 for Saturday delivery

1	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 36 for more information about these charges and our current charges.
2
After your tenth Policy Year, there is no sales charge.  In fully surrendering the policy (but not in connection with a 1035 exchange), you may be entitled to a partial return of the sales charge that you paid: during the first Policy Year – up to 3% on your aggregate premium payments; and during the second Policy Year – up to 2.5% on your aggregate premium payments.  There is no return of sales charge in subsequent Policy Years.

3	For state and local taxes. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.
4	Estimated federal income tax treatment of our deferred acquisition costs. We reserve the right to increase or decrease this charge due to any change in tax law.
5	There are no transfer charges on dollar cost averaging and automatic asset rebalancing.
6	This charge is not deducted from your Accumulated Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.
7
This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds.  We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

The second table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the Underlying Mutual Fund fees and expenses.

PERIODIC CHARGES

Charge	When Charge is Deducted	Amount Deducted 8
Cost of Insurance Charge (per $1,000 Net Amount at Risk) 9	Monthly
Maximum and Minimum COI Charge:		Maximum: $83.33 per $1,000 Minimum: $0.015 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)
COI Charge for a 45-year-old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)
Policy Fee	Monthly	$10 per month during Policy Years 1-10 and $8 per month thereafter
Administrative Charge 10	Monthly
Maximum: $0.30
Minimum: $0.05
per month per $1,000 of initial Specified Death Benefit (or increase in Specified Death Benefit) for 15 years from the date of issue or increase, as applicable
$0.01 per month per $1,000 of Specified Death Benefit thereafter

Administrative Charge for a 45 year old		$0.05 per month per $1,000 during Policy Years 1-15, and $0.01 per month per $1,000 thereafter
Asset Based Risk Charge 11	Daily	1.00% (on an annual basis) in all Years
Policy Loan Interest Rate 12	Annually (accrues daily)	4%
Tax Charge 13	Daily	Currently: None

8	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 36 for more information about these charges and our current charges.
9
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  A flat extra charge may apply, which would cover any additional risk with your policy.  We determine the cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rates shown in your policy.  Our current cost of insurance charge also varies depending on the Specified Death Benefit of the Policy.  For more information about the calculation of the cost of insurance charges, see “Cost of Insurance Charge” on page 37.
See “Cost of Insurance Charge” on page 37 for a description of how the Net Amount at Risk is determined.
The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

10	The administrative charge is based on your age on the Issue Date and your Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

Issue Age	$ Per $1,000	Issue Age	$ Per $1,000
0-49	0.050	80-85	0.200
50-54	0.055	86	0.220
55-59	0.060	87	0.240
60-64	0.070	88	0.260
65-69	0.085	89	0.280
70-74	0.095	90	0.300

Thereafter, the administrative charge is $0.01 per $1,000 of your first $2 million of Specified Death Benefit, regardless of your age on the Issue Date.  The minimum and maximum administrative amounts are for a representative Owner and may not be representative of your policy's administrative charge.

11
This is the maximum guaranteed Asset Based Risk Charge.  The Asset Based Risk Charge, on the value of your Investment Divisions allocations, decreases over time, currently: 0.85% per annum through your tenth Policy Year; and 0.05% per annum thereafter through your 20th Policy Year.  There is no Asset –Based Risk Charge in subsequent Policy years.  For information regarding our current charges, see “Asset Based Risk Charge” on page 36.  Policies applied for before October 6, 2008 referred to this charge as the mortality and expense risk charge.

12
A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years and 3% thereafter.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%.  (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

13
We currently do not deduct a separate charge against the Separate Account for income taxes.  In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

Currently, we are offering the following optional riders.  The charges for the rider you select are deducted monthly from your Accumulated Value as part of the Monthly Deduction.  You may not be eligible for all optional Riders shown below.  The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 29.

OPTIONAL RIDER CHARGES

Optional Benefit	When Charge is Deducted	Amount Deducted 14

Terminal Illness Benefit Rider 15	No Charge	None

Guaranteed Death Benefit (GDB) Rider 15	No Charge	None

Overloan Protection Benefit Rider 15	No Charge	None

Waiver of Monthly Deductions	Monthly	Maximum: $36.00 per $100 of Monthly Deduction Minimum: $3.00 per $100 of Monthly Deduction

Waiver of Specified Premium	Monthly	Maximum: $0.11 per $1 of Monthly Specified Premium Minimum: $0.03 per $1 of Monthly Specified Premium

Other Insured Term Insurance Rider (per $1,000 of Rider Coverage) 16 Maximum and Minimum COI Charge	Monthly	Maximum: $83.33 per $1,000 Minimum: $0.015 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)
COI Charge for a 45 year old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)

Monthly Administrative Charge	Monthly	$0.07 per $1,000 of Death Benefit (charged only in year 1)
Protector Term Insurance Rider (No longer offered as of November 3, 2008) Maximum and Maximum Cost of Insurance Charge (per $1,000 of Rider Coverage) 16	Monthly	Maximum: $71.86 per $1,000 Minimum: $0.04 per $1,000
Cost of Insurance Charge for a 45 year old Male Preferred Nonsmoker (30 year term)16		$0.31 per $1,000

Child Insurance Rider	Monthly	$2.08 per $5,000 of coverage ($25 on an annual basis)

14	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 36 for more information about these charges and our current charges.
15	There is no additional cost for this rider, which is added automatically to a qualifying policy at the time of application (in states where available).
16
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in the your policy.  Our current cost of insurance charge also varies depending on the rider death benefit.  The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

The following table describes Underlying Mutual Fund fees and expenses that you will pay periodically during the time that you own the policy.  The table shows the minimum and maximum fees and expenses charged by any of the Underlying Mutual Funds.  More detail concerning each Underlying Mutual Fund's fees and expenses is contained in the prospectus for each Underlying Mutual Fund.

CHARGES ASSESSED
AGAINST THE UNDERLYING MUTUAL FUNDS

	Maximum	Minimum
Total Annual Underlying Mutual Fund Operating Expenses 17 (expenses that are deducted from Underlying Mutual Fund assets, including management and administrative fees, 12b-1 service fees and other expenses)	2.21%	0.37%

17
The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2009 for the Underlying Mutual Funds in which the Separate Account invests.

The Underlying Mutual Funds' expenses are assessed at the Underlying Mutual Fund level and are not direct charges against the Investment Division or the Accumulated Value.  These expenses are taken into account in computing each Underlying Mutual Fund's per share net asset value, which in turn is used to compute the corresponding Investment Division's Accumulated Value.

Each Investment Division purchases shares of the corresponding Underlying Mutual Fund at net asset value.  The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Underlying Mutual Fund.  The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year.  Each Investment Division invests in Class B shares of the Underlying Mutual Fund.  For each Investment Division, the fees and expenses of the Underlying Mutual Fund shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.

The figures in the following table show expense ratios for the individual Underlying Mutual Funds for the year ended December 31, 2009, except where otherwise noted.

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Underlying Mutual Fund Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Underlying Mutual Fund Expenses
JNL/American Funds® Blue Chip Income and Growth	1.28%D	0.00%	0.02%D	0.00%	1.30%D	0.45%E	0.85%D,E
JNL/American Funds Global Bond	1.41%D	0.00%	0.04%D	0.00%	1.45% D	0.55%E	0.90% D,E
JNL/American Funds Global Small Capitalization	1.62%D	0.00%	0.05%D	0.00%	1.67%D	0.60%E	1.07% D,E
JNL/American Funds Growth-Income	1.13%D	0.00%	0.02%D	0.00%	1.15%D	0.40%E	0.75% D,E
JNL/American Funds International	1.50%D	0.00%	0.05%D	0.00%	1.55%D	0.55%E	1.00% D,E
JNL/American Funds New World	1.97%D	0.00%	0.06%D	0.00%	2.03%D	0.80%E	1.23% D,E
JNL/Select Money Market	0.36%	0.00%	0.01%	0.00%	0.37%	0.00%	0.37%

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12 b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Underlying Mutual Fund Expenses
JNL/AIM Global Real Estate	0.86%	0.00%	0.01%	0.01%	0.88%
JNL/AIM International Growth	0.82%	0.00%	0.02%	0.02%	0.86%
JNL/AIM Large Cap Growth	0.77%	0.00%	0.00%	0.01%	0.78%
JNL/AIM Small Cap Growth	0.95%	0.00%	0.01%	0.01%	0.97%
JNL/Capital Guardian Global Balanced	0.80%	0.00%	0.01%	0.01%	0.82%
JNL/Capital Guardian Global Diversified Research	0.88%	0.00%	0.01%	0.01%	0.90%
JNL/Capital Guardian U.S. Growth Equity	0.77%	0.00%	0.01%	0.01%	0.79%
JNL/Credit Suisse Commodity Securities	0.82%	0.00%	0.01%	0.02%	0.85%
JNL/Credit Suisse Long/Short	0.95%	0.00%	0.39%F	0.01%	1.35%
JNL/Eagle Core Equity	0.75%	0.00%	0.01%	0.03%	0.79%
JNL/Eagle SmallCap Equity	0.82%	0.00%	0.01%	0.00%	0.83%
JNL/Franklin Templeton Global Growth	0.89%	0.00%	0.01%	0.01%	0.91%
JNL/Franklin Templeton Income	0.79%	0.00%	0.01%	0.02%	0.82%
JNL/Franklin Templeton International Small Cap Growth	1.10%	0.00%	0.01%	0.04%	1.15%
JNL/Franklin Templeton Mutual Shares	0.85%	0.00%	0.06%F	0.02%	0.93%
JNL/Franklin Templeton Small Cap Value	0.95%	0.00%	0.01%	0.02%	0.98%
JNL/Goldman Sachs Core Plus Bond	0.69%	0.00%	0.01%	0.02%	0.72%
JNL/Goldman Sachs Emerging Markets Debt	0.90%	0.00%	0.01%	0.05%	0.96%
JNL/Goldman Sachs Mid Cap Value	0.83%	0.00%	0.00%	0.01%	0.84%
JNL/Ivy Asset Strategy	1.05%	0.00%	0.00%	0.04%	1.09%
JNL/JPMorgan International Value	0.82%	0.00%	0.01%	0.01%	0.84%
JNL/JPMorgan MidCap Growth	0.80%	0.00%	0.01%	0.01%	0.82%
JNL/JPMorgan U.S. Government & Quality Bond	0.52%	0.00%	0.01%	0.01%	0.54%
JNL/Lazard Emerging Markets	1.05%	0.00%	0.02%	0.02%	1.09%
JNL/Lazard Mid Cap Equity	0.82%	0.00%	0.01%	0.01%	0.84%
JNL/M&G Global Basics	1.00%	0.00%	0.01%	0.01%	1.02%
JNL/M&G Global Leaders	1.00%	0.00%	0.01%	0.01%	1.02%
JNL/Mellon Capital Management European 30	0.57%	0.00%	0.01%	0.01%	0.59%
JNL/Mellon Capital Management Pacific Rim 30	0.57%	0.00%	0.01%	0.01%	0.59%
JNL/Mellon Capital Management S&P 500 Index	0.38%	0.00%	0.02%	0.01%	0.41%
JNL/Mellon Capital Management S&P 400 MidCap Index	0.39%	0.00%	0.02%	0.00%	0.41%
JNL/Mellon Capital Management Small Cap Index	0.39%	0.00%	0.03%	0.00%	0.42%
JNL/Mellon Capital Management International Index	0.44%	0.00%	0.05%	0.00%	0.49%
JNL/Mellon Capital Management Bond Index	0.39%	0.00%	0.01%	0.01%	0.41%
JNL/Mellon Capital Management Global Alpha	1.15%	0.00%	0.00%	0.02%	1.17%
JNL/Oppenheimer Global Growth	0.85%	0.00%	0.01%	0.01%	0.87%
JNL/PAM Asia ex-Japan	1.05%	0.00%	0.02%	0.01%	1.08%
JNL/PAM China-India	1.10%	0.00%	0.03%	0.01%	1.14%
JNL/PIMCO Real Return	0.60%	0.00%	0.01%	0.00%	0.61%
JNL/PIMCO Total Return Bond	0.60%	0.00%	0.01%	0.00%	0.61%
JNL/PPM America High Yield Bond	0.57%	0.00%	0.01%	0.04%	0.62%
JNL/PPM America Mid Cap Value Fund	0.85%	0.00%	0.01%	0.01%	0.87%
JNL/PPM America Small Cap Value Fund	0.85%	0.00%	0.01%	0.00%	0.86%
JNL/PPM America Value Equity	0.65%	0.00%	0.01%	0.00%	0.66%
JNL/Red Rocks Listed Private Equity	1.00%	0.00%	0.00%	1.21%	2.21%
JNL/Select Balanced	0.57%	0.00%	0.01%	0.01%	0.59%
JNL/Select Value	0.62%	0.00%	0.00%	0.01%	0.63%
JNL/T. Rowe Price Established Growth	0.70%	0.00%	0.01%	0.00%	0.71%
JNL/T. Rowe Price Mid-Cap Growth	0.81%	0.00%	0.01%	0.00%	0.82%
JNL/T. Rowe Price Short-Term Bond	0.53%	0.00%	0.01%	0.05%	0.59%
JNL/T. Rowe Price Value	0.76%	0.00%	0.00%	0.01%	0.77%
JNL/S&P Competitive Advantage	0.50%	0.00%	0.02%	0.00%	0.52%
JNL/S&P Dividend Income & Growth	0.50%	0.00%	0.02%	0.00%	0.52%
JNL/S&P Intrinsic Value	0.50%	0.00%	0.02%	0.00%	0.52%
JNL/S&P Total Yield	0.50%	0.00%	0.02%	0.00%	0.52%
JNL/Mellon Capital Management Nasdaq® 25	0.48%	0.00%	0.04%	0.00%	0.52%
JNL/Mellon Capital Management Value Line® 30	0.44%	0.00%	0.16%	0.00%	0.60%
JNL/Mellon Capital Management DowSM Dividend	0.45%	0.00%	0.03%	0.00%	0.48%
JNL/Mellon Capital Management S&P® 24	0.48%	0.00%	0.02%	0.01%	0.51%
JNL/Mellon Capital Management 25	0.44%	0.00%	0.01%	0.00%	0.45%
JNL/Mellon Capital Management Select Small-Cap	0.45%	0.00%	0.00%	0.00%	0.45%
JNL/Mellon Capital Management JNL 5	0.42%	0.00%	0.02%	0.00%	0.44%
JNL/Mellon Capital Management VIP	0.45%	0.00%	0.04%	0.00%	0.49%
JNL/Mellon Capital Management JNL Optimized 5	0.44%	0.00%	0.06%	0.00%	0.50%
JNL/Mellon Capital Management S&P® SMid 60	0.47%	0.00%	0.02%	0.01%	0.50%
JNL/Mellon Capital Management NYSE® International 25	0.53%	0.00%	0.05%	0.00%	0.58%
JNL/Mellon Capital Management Communications Sector	0.49%	0.00%	0.03%	0.00%	0.52%
JNL/Mellon Capital Management Consumer Brands Sector	0.49%	0.00%	0.03%	0.00%	0.52%
JNL/Mellon Capital Management Financial Sector	0.47%	0.00%	0.03%	0.00%	0.50%
JNL/Mellon Capital Management Healthcare Sector	0.47%	0.00%	0.03%	0.00%	0.50%
JNL/Mellon Capital Management Oil & Gas Sector	0.44%	0.00%	0.03%	0.00%	0.47%
JNL/Mellon Capital Management Technology Sector	0.46%	0.00%	0.03%	0.00%	0.49%
A
Certain Funds pay Jackson National Asset Management, LLC, the Investment Adviser and Administrator, an administrative fee for certain services provided to each Fund.
The JNL/American Funds® Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/AIM Global Real Estate Fund, JNL/AIM International Growth Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Credit Suisse Commodity Securities Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Ivy Asset Strategy Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia Ex-Japan Fund, JNL/Red Rocks Listed Private Equity Fund, and all of the JNL/Mellon Capital Management Funds, except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund,  JNL/Mellon Capital Management NYSE International 25 Fund, JNL/Mellon Capital Management European 30 Fund, and JNL/Mellon Capital Management Pacific Rim 30 Fund, each pay an administrative fee of 0.15%.
The JNL/Mellon Capital Management NYSE® International 25 Fund, JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, and JNL/PAM China-India Fund each pay an administrative fee of 0.20%.
All other Funds each pay an administrative fee of 0.10%.
The Management and Admin Fee and the Total Annual Underlying Mutual Fund Expenses columns in this table reflect the inclusion of the applicable administrative fee.

B
Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, certain professional fees, fees and expenses of the disinterested Trustees/Managers, independent legal counsel to the disinterested Trustees/Managers fees, and other operating expenses not otherwise covered by the administrative fee.

C
Acquired fund fees and expenses represent each Fund’s pro rata share of fees and expenses of investing in securities deemed “investment companies”, including money market funds used for purposes of investing available cash balances.

D
Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:
JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.43%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.44%.
JNL/American Funds Global Bond Fund: Management Fee: 0.56%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.59%.
JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.72%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.76%.
JNL/American Funds Growth-Income Fund: Management Fee: 0.28%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.29%.
JNL/American Funds International Fund: Management Fee: 0.50%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.54%.
JNL/American Funds New World Fund: Management Fee: 0.77%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.82%.

E
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. Current waivers are 0.45% for the JNL/American Funds Blue Chip Income and Growth Fund, 0.55% for the JNL/American Funds Global Bond Fund, 0.60% for the JNL/American Funds Global Small Capitalization Fund, 0.40% for the JNL/American Funds Growth-Income Fund, 0.55% for the JNL/American Funds International Fund, and 0.80% for the JNL/American Funds New World Fund.  This fee waiver will generally continue as long as the Fund is part of a master-feeder fund structure, but in any event, the fee waiver will continue for at least one year from the date of the current Prospectus (May 1, 2010), unless the Board of Trustees approves a change in or elimination of the waiver.  This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and Admin Fee and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

F
Amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the security sold short.  In addition, the Fund incurs fees in connection with the borrowing of securities related to short sale transactions.  For the period ended December 31, 2009, the total cost of short sales transactions to the JNL/Credit Suisse Long/Short Fund and JNL/Franklin Templeton Mutual Shares Fund was 0.37% and 0.05%, respectively.

Summary

Description of the Policy and Policy Benefits

1.   What is an Individual Flexible Premium Adjustable Variable Life Insurance Policy?

Your policy is designed to be flexible to meet your specific life insurance needs.  Your policy has a Death Benefit, Accumulated Value and other features of life insurance providing fixed benefits.  Your policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much premium you want to pay.  Your policy is a “variable” policy because the Accumulated Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums.  The policy provides you with an opportunity to take advantage of any increase in your Accumulated Value but you also bear the risk of any decrease.

2.   What are the Premiums for this Policy?

You have considerable flexibility as to the timing and amount of your premiums.  You must pay an initial premium to place the policy in force.  Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions.  See “Purchase and Allocation” on page 11 for further details.  However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. For more information, see “Can my Policy Lapse?” on page 9.

We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us.  In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the “Code”), unless you also request an increase in the Specified Death Benefit that we approve.  We also will not accept any premium that would cause your policy to be deemed a “modified endowment contract” under the Code, without your written consent or acknowledgement.

3.   What is the Guaranteed Death Benefit (GDB) Rider?

The GDB Rider helps to keep your policy in force for the duration of the rider, if you meet its premium requirement, notwithstanding the Accumulated Value.  The premium requirement is met if, on each Monthly Anniversary, the total premiums paid, less Debt and less partial surrenders, are equal to or exceed the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary, or to the Insured's Attained Age 121, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premiums received plus the amount of the loan.  The GDB Rider automatically attaches to a policy that qualifies at the time of application, and the benefit lasts for the greater of 20 years or until the Insured turns age 65.  This rider is available only with Death Benefit Options A and B.  For more information about this rider, see “Guaranteed Death Benefit (GDB) Rider” on page 31.

4.  How is my Accumulated Value Determined?

Your Accumulated Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account.  Your Accumulated Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed.  We have summarized the charges imposed under the policy in “Fee Table” and described them in more detail in “Charges and Deductions” on page 36.  We do not guarantee a minimum Accumulated Value on amounts allocated to the Separate Account.  For more information about your Accumulated Value, see “Accumulated Value” on page 13.

5.   How are my Premiums Allocated?

Before your premiums are allocated to the Accumulated Value, we deduct a Sales Charge, a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively “Premium Charges”).  For more detail, see the Fee Table on page 1 and “Charges and Deductions” on page 36.  The amount remaining after the deduction of the Premium Charges is called the Net Premium.

When you apply for the policy, you must specify in your application how to allocate your Net Premiums on a percentage basis.  You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date.  See “Right to Examine the Policy” on page 35 for more information about the Right to Examine Period.  For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions.  We do not credit any interest or earnings on premiums we receive before the Commencement Date.

After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center.  However, we reserve the right to delay the allocation of any Net Premium that requires underwriting.  We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us.  See “Allocation of Premium” on page 12 for more information about how your premiums are allocated.

6.   May I Transfer Accumulated Value Among the Investment Divisions and the Fixed Account?

You may transfer Accumulated Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions.  Regarding the transfer restrictions, see “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 13.

In addition, you may use our automatic dollar cost averaging and rebalancing programs.  For additional information, please see “Dollar Cost Averaging” on page 15 and “Rebalancing” on page 15.

7.   What are the Death Benefit Options?

We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured.  The policy provides for three Death Benefit options.  Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit and the Minimum Death Benefit.  Under Option B, the Death Benefit equals the greater of the Specified Death Benefit plus the Accumulated Value, and the Minimum Death Benefit.  Under Option C, the Death Benefit equals the greater of (a) the Specified Death Benefit plus the greater of (i) the cumulative amount of all premiums paid minus total partial surrenders and (ii) zero and (b) the Minimum Death Benefit.

Policies applied for from October 6, 2008 through November 2, 2008 may have elected an optional Protector Term Insurance Rider that provides additional coverage on the policy’s Insured.  The costs and terms of the coverage under this rider are significantly different than the coverage that is provided under the base policy.  If your policy has such a rider, please refer to “Protector Term Insurance Rider” on page 31 for further information.

You must choose one of the Death Benefit options when you apply for a policy.  You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions.  We reserve the right to limit or refuse changes to the Death Benefit options.  For additional information, please see “Death Benefit Options” on page 27.

8.   How is the Death Benefit Paid?

If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary.  The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges).  We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death.  We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Until due proof of death is received, any amount in the Separate Account will be subject to investment risk.  For additional information, please see “Death Benefit” on page 27.

9.   Can I Increase or Decrease my Policy's Specified Death Benefit?

Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit.  Your Specified Death Benefit can remain level for the life of your policy or change on Policy Anniversaries, subject to certain limitations.  After your first Policy Year, you may request to change your Specified Death Benefit.  You are permitted only one change per Policy Year.  Your written request must be for at least $10,000.  If you request an increase, you must provide evidence of insurability satisfactory to us.  An increase in the Specified Death Benefit increases the charges deducted from your Accumulated Value.  You may not decrease any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  The minimum is $100,000 for all policies.  We reserve the right to limit or refuse changes in the Specified Death Benefit.  For more detail, including the conditions and limitations, see “Changes in Specified Death Benefit” on page 29.  In addition, modifying your policy's Specified Death Benefit might have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 40.

10.   Do I have Access to the Value of my Policy?

Yes.  You may surrender your policy at any time for the Cash Surrender Value.  If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans, if that amount is greater than the Cash Surrender Value.

We also currently permit you to take up to twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland), after the first Policy Year.  The total partial surrender amount deducted from your Accumulated Value will consist of the amount payable to you, a flat fee of $25 and taxes.  The total partial surrender amount must be at least $500.  Other restrictions may apply.  For more information, see “What are the Limitations on Partial Surrender?” on page 10 and “Partial Surrenders” on page 33.  A full or partial surrender may have tax consequences.  For more information, see “Federal Tax Considerations” beginning on page 40.

11.   May I Take out a Policy Loan?

Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations.  To secure a loan's repayment, we automatically transfer a corresponding amount of Accumulated Value to the Loan Account.  Day 1 Loans are also available.  For more information, see “Policy Loans” on page 32.  Policy loans may have tax consequences if your policy is deemed to be a “modified endowment contract” for federal income tax purposes.  For more information, see “Policies Which Are MECs” on page 42.

12.   Can I Cancel my Policy?

In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  For more information, see “Right to Examine the Policy,” on page 35.  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.

Risks of the Policy

1.   Is my Accumulated Value Guaranteed?

Your Accumulated Value is not guaranteed.  (However, the payment of the Death Benefit may be guaranteed under the GDB Rider, assuming that you meet certain conditions.)  The value of your policy fluctuates with the performance of the allocation options you choose.  Your allocation options may not perform to your expectations.  Your Accumulated Values in the Investment Divisions may rise or fall depending on the performance of the Underlying Mutual Funds in which the Investment Divisions invest and the charges under your policy.  For more detail, please see “The Underlying Mutual Funds and Associated Risks” on page 11 and “The Separate Account” on page 16.  In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

2.   Is this Policy Suitable for Short-Term Savings?

The policy is designed for long term financial planning.  Accordingly, you should not purchase the policy if you may need to access the Accumulated Value within a short time.  Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

3.   Can my Policy Lapse?

Your policy could lapse and terminate without value if the Net Accumulated Value becomes too low to support the policy's monthly charges, unless the GDB Rider is in effect.  If your Accumulated Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating.  We will notify you in writing.  See “Termination and Grace Period” on page 35.  If you have any outstanding Debt when your policy lapses, you may have taxable income as a result.  See “Federal Tax Considerations” on page 40.  Poor investment performance may cause your policy to lapse.  Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing the Net Accumulated Value.

4.   Are There Risks Involved with Specialized Uses of the Policy?

Because the policy provides for an accumulation of Accumulated Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes.  Purchasing the policy in part for such purposes may involve certain risks.  For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Accumulated Value to fund the purpose for which you purchased the policy.  Partial surrenders and policy loans may significantly affect current and future Accumulated Values, the Net Accumulated Value or Death Benefit Proceeds.  The policy is designed to provide benefits on a long-term basis.  Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.  In addition, using a policy for a specialized purpose may have tax consequences.  See “Federal Tax Considerations” on page 40.

5.   What are the Limitations on Partial Surrender?

You may not take a partial surrender in the first Policy Year.  After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland).  We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year.  The minimum total partial surrender amount is $500, including a $25 partial surrender fee and any applicable taxes.  A partial surrender will reduce your Net Accumulated Value and may reduce your Specified Death Benefit.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  If your partial surrender request would reduce your Net Accumulated Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage.  Please note that partial surrenders reduce your policy's Death Benefit.  See “Partial Surrenders” on page 33.  In addition, partial surrenders may have tax consequences.  See “Federal Tax Considerations” on page 40.

6.   What are the Limitations on Transfer?

Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs.  We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.  See “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 13.

7.   What are the Limitations or Charges on Surrender of the Policy?

You may surrender your policy at any time without charge, subject to any outstanding Debt.  Surrendering your policy may have tax consequences.  See “Federal Tax Considerations” on page 40.

8.   What are the Risks of Taking a Policy Loan?

Taking a loan from your policy may increase the risk that your policy will lapse.  The loan will have a permanent effect on your Accumulated Value and will reduce the Death Benefit Proceeds.  In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences.  See “Policies Which Are MECs” on page 42.

9.   What are the Tax Consequences of Buying this Policy?

Your policy is structured to meet the definition of a life insurance contract under the Code.  We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.  We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy.  In addition, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.  The benefits under a policy may also be subject to taxes other than income taxes, including estate taxes.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a “modified endowment contract.”  Depending on the amount and timing of your premiums, your policy may meet that definition.  Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  Partial surrenders and policy loans, however, are treated differently.  For more information on the tax treatment of the policy, see “Federal Tax Considerations” on page 40.

The Underlying Mutual Funds and Associated Risks

1.   What is an Underlying Mutual Fund?

Each of the Investment Divisions invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  Each Underlying Mutual Fund holds its assets separate from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Underlying Mutual Funds.  Each Underlying Mutual Fund operates as a separate investment fund, and the income, gains and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other.  The Underlying Mutual Funds in which the Investment Divisions currently invest are set forth in this prospectus.  Some of the Investment Divisions described in this prospectus may not be available under your policy.  For more information about the Underlying Mutual Funds, please see “The Underlying Mutual Funds” on page 16.

2.   What are the Risks of the Underlying Mutual Funds?

We do not promise that the Underlying Mutual Funds will meet their investment objectives.  Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Underlying Mutual Funds in which those Investment Divisions invest.  You bear the investment risk that those Underlying Mutual Funds possibly will not meet their investment objectives.  A description of each Underlying Mutual Fund's investment policies and a comprehensive statement of each Underlying Mutual Fund's risks may be found in its prospectus.  For additional information, please see “The Underlying Mutual Funds” on page 16.

3.   How can I Learn More about the Underlying Mutual Funds?

You should read the Underlying Mutual Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before making an allocation or transfer.

PURCHASE AND ALLOCATION

Purchasing a Policy.  You may apply to purchase a policy by submitting a written application to us through an authorized sales representative.  We will not issue a policy to insure people who are older than age 90.  The minimum Specified Death Benefit is $100,000.  Before we issue a policy, we require you to submit evidence of insurability satisfactory to us.  Acceptance of your application is subject to our underwriting rules.  We reserve the right to reject your application for any reason.  Your policy may differ from the general description in this prospectus because we need to comply with differences in applicable state law.  Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the policy, as appropriate.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements.  We apply our customary underwriting standards to the proposed Insured.  If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met.  An example of an outstanding requirement is an amendment to your policy that requires your signature.  We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner.  We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age.  Backdating to save age can be advantageous because age is an individual characteristic that causes the cost of insurance charge to vary.  You may be able to reduce the amount of your cost of insurance charge in backdating the Policy Date.  At the same time, however, this increases the number of times the cost of insurance charge will have been deducted since the backdated Policy Date, which will reduce the value of your initial allocations.  You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you.  The Policy Date determines Monthly Deduction days, Policy Months and Policy Years.  If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day and will have an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your initial requested Specified Death Benefit is less than $500,000, we will offer the Insured temporary conditional insurance coverage during the underwriting process, subject to conditions.  Some of the conditions include the following:  all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions.  This temporary conditional insurance coverage is limited to $500,000 (less in some states, for example $25,000 in Kansas) or the initial Specified Death Benefit applied for, whichever is less.

If we approve your application, we will begin to deduct policy charges as of the Policy Date.  If we reject your application, we will not issue you a policy.  We will return any premium you have paid, adding interest if, as, and at the rate, required in your state.  We will not subtract any policy charges from the amount we refund to you.

Premiums and Premium Limits.  To place your policy in force, you generally must pay an initial premium.  As described in “Planned Premium” below, we will send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually.  You may also pay premiums monthly or quarterly, including your initial premium, through EFT (Electronic Fund Transfers).

In general, you may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in “Federal Tax Considerations” beginning on page 40.  Premiums must be sent to us at the address on the first page.  Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary.  We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.  We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Your policy is subject to premium payment maximums if you do not want your policy to become a “modified endowment contract” (MEC) under the Code as explained in “Federal Tax Considerations.”  Your policy may also be subject to premium payment maximums depending on the tax test you choose to be sure your policy satisfies the definition of a life insurance contract under the Code.  You may choose either the Guideline Premium and Cash Value Corridor Test or the Cash Value Accumulation Test as your irrevocable tax test.  The Cash Value Accumulation test does not impose a premium limitation.  The Guideline Premium and Cash Value Corridor Test does not allow cumulative premium payments in excess of the Guideline Premium limitation.  For more information, see “Death Benefit Options” on page 27 and “Federal Tax Considerations” on page 40.

We will monitor your premium payments and other policy transactions and notify you of potential adverse tax consequences.  Any premium we receive more than 15 days prior to a Policy Anniversary in excess of your policy's maximums will be automatically returned to you.  With your consent, we will hold any premium payments in excess of your policy's maximums received less than 15 days prior to a Policy Anniversary.  We will not credit interest on a held premium payment, which will be deemed paid into your policy on the next Policy Anniversary for all calculations under the policy.  If the held premium is in excess of your policy's maximums on the next Policy Anniversary, the excess will be returned to you.  Alternatively, you could request to increase your Specified Death Benefit (or, for policies applied for before October 6, 2008, the Schedule of Specified Death Benefits), subject to evidence of insurability.

Planned Premium.  In your policy application, you will be asked to establish a schedule of “planned premium” payments by specifying the amount and frequency of such payments.  You are not required to pay any planned premium.  We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you.  We reserve the right to stop sending such notices if no planned premiums are paid within any two consecutive Policy Years.  You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Paying planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled.  If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force, but paying planned premiums generally provides greater benefits than paying a lower amount of premium.  And paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Qualifying Monthly Premium Amount necessary to keep the GDB benefit in force.  See “Guaranteed Death Benefit (GDB) Rider” on page 31.

Allocation of Premium.  Your Net Premiums are allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected.  We deduct the Premium Charges from your premium before allocation.

You must specify your allocation percentages in your application.  Percentages must be in whole numbers and the total allocation must equal 100%.  The minimum allocation percentage per allocation option is 1%.  We will allocate any additional premiums according to those percentages until you give us new allocation instructions.  You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  (We will hold in our general account all premium payments made before the Commencement Date.)  The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.  If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy the requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  In most cases, the Right to Examine Period is 10 days, but is longer in some cases.  See “Right to Examine the Policy” on page 35 for more information about the Right to Examine Period.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions.  On Net Premiums allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate, which will not be lower than 3%, on the portion designated to remain in the Fixed Account than on the portion designated for the Investment Divisions.  Transfers on the Allocation Date will not count against the free transfer limit under your policy.

After the Allocation Date, we will generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center.  If an additional premium would result in an increase in the Net Amount at Risk and thus requires underwriting, we may delay allocation until we have completed underwriting.  At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

Accumulated Value.  Your Accumulated Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account.  Your Accumulated Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of any partial surrenders.  Your Accumulated Value is also subject to charges and deductions.  See “Charges and Deductions” on page 36.  There is no minimum guaranteed Accumulated Value.

Valuations for initial premiums and subsequent premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in “Allocation of Premiums” above.  We will make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day.  Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

Accumulation Unit Value.  We measure your Accumulated Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy.  When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division.  The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made.  The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions.  The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, and partial surrender fee), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made.  However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding Underlying Mutual Fund and the deduction of certain charges and expenses.  We set the value of an Accumulation Unit at $10 when each Investment Division is established.  Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

(1)	Determine the total value of assets in the Investment Division;

(2)	Subtract from that amount the applicable Asset Based Risk Charge and the tax charge (if any); and

(3)	Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the Underlying Mutual Funds for a description of how the assets of each Underlying Mutual Fund are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Accumulated Value.

Transfer of Accumulated Value.  You may request a transfer of Accumulated Value between and among the Investment Divisions and the Fixed Account in writing, by telephone, or via the Internet after the Allocation Date.  You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account.  You may make one transfer from the Fixed Account to the Investment Divisions each Policy Year.  This amount transferred from the Fixed Account may not exceed the greatest of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account.

As a general rule, we will only make transfers on Valuation Days.  If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day.  Otherwise, we will make the transfer on the next day that is a Valuation Day.  We process transfers at the price next computed after we receive your transfer request.  We will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers.  The policy is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the Underlying Mutual Fund and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an Underlying Mutual Fund.  Neither the policies nor the Underlying Mutual Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy.  To protect Owners and the Underlying Mutual Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size.  We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial surrender to access the Accumulated Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

Transfers Authorized by Telephone or the Internet.  You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above.  Our Customer Service representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

You may make transfers by telephone or through the Internet.  Any authorization you provide to us in the application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  We will retain records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed.  Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.  We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order.  Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

Dollar Cost Averaging.  Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account.  The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually.  The minimum initial balance of your allocation option from which transfers will be made is $5,000.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment.  In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates.  However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market.  Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center.  Call or write us for a copy of the request form and additional information concerning the program.  We may change, terminate, limit, or suspend dollar cost averaging at any time.

Rebalancing.  Rebalancing allows you to readjust the percentage of your Accumulated Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments.  Over time, the variations in each Investment Division's investment results will shift the balance of your Accumulated Value allocations.  Under the rebalancing program, we automatically transfer your Accumulated Value, back to the percentages you specify in accordance with procedures and requirements that we establish.  Restrictions on transfers from the Fixed Account will not apply to rebalancing.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center.  Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulated Value allocated to the better performing segments.  Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing.  Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used.  We may change, terminate, limit, or suspend rebalancing at any time.

THE SEPARATE ACCOUNT

The Underlying Mutual Funds.  The Separate Account is divided into Investment Divisions.  Each Investment Division invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of JNL® Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act.  We briefly describe the Underlying Mutual Funds below.  You should read the current prospectuses for the Underlying Mutual Funds for more detailed and complete information concerning the Underlying Mutual Funds, their investment objectives and strategies, and the investment risks associated with the Underlying Mutual Funds.  If you do not have a prospectus for a Underlying Mutual Fund, contact us and we will send you a copy.

Each Underlying Mutual Fund holds its assets separately from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies.  Each Underlying Mutual Fund operates as a separate investment fund and the income, gains, and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other Underlying Mutual Fund.

Underscored are the Underlying Mutual Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical.  The Underlying Mutual Funds are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the Underlying Mutual Funds are attached to this prospectus.

In addition, the JNL/PPM America Core Equity Fund was previously offered as a Fund under this Contract.  However, effective September 28, 2009, this Fund was merged with the JNL/Mellon Capital Management S&P 500 Index Fund, as outlined below:

Currently Offered Fund	Previously Offered Fund
JNL/Mellon Capital Management S&P 500 Index Fund	JNL/PPM America Core Equity Fund

JNL Series Trust

JNL/American Funds® Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks both income and capital appreciation through exclusive investment in the Class 1 shares of the Blue Chip Income and Growth Fund (“Master Blue Chip Income and Growth Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the United States with market capitalizations of $4 billion and above. The Master Fund also will ordinarily invest at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade. The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks a high level of total return through exclusive investment in the Class 1 shares of the Global Bond Fund (“Master Global Bond Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking returns through a portfolio of debt securities issued by companies based around the world. The Master Fund seeks to provide, over the long term, with as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in investment-grade bonds issued by companies based around the world and denominated in various currencies, including U.S. dollars. The Master Fund may also invest in lower quality, higher yielding debt securities.  Such securities are sometimes referred to as “junk bonds.” The total return of the Master Fund will be the result of interest income, changes in the market value of the Master Fund’s investments and changes in the value of other currencies relative to the U.S. dollar.

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the Global Small Capitalization Fund (“Master Global Small Capitalization Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Global Small Capitalization Fund invests at least 80% of its net assets in stocks of smaller companies located around the world. The Master Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Global Capitalization Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation and income through exclusive investment in the Class 1 shares of the Growth-Income Fund (“Master Growth-Income Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Growth-Income Fund seeks to make the investment grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Normally, the Master Growth-Income Fund invests up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation through exclusive investment in the Class 1 shares of the International Fund (“Master International Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master International Fund seeks to make the investment grow over time by investing primarily in common stocks of companies located outside the United States. The Master Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation through exclusive investment in the Class 1 shares of the New World Fund (“Master New World Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking capital appreciation.  Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL/AIM Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.) and sub-sub-adviser: Invesco Asset Management Ltd.)

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States

JNL/AIM International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing in a diversified portfolio of reasonably priced, quality international equity securities of companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed markets of Western Europe and the Pacific Basin.

JNL/AIM Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.

JNL/AIM Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers.  The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% of the Fund’s assets to equities and 25% to 45% of the Fund’s assets to fixed-income.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

JNL/Capital Guardian U.S. Growth Equity Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts and other U.S. registered foreign securities that are tied economically to the U.S.).  The Fund normally will invest in common stocks and convertible securities of companies with market capitalization greater than $1.5 billion at the time of purchase.

JNL/Credit Suisse Commodity Securities Fund
Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund will invest in companies active in the extraction, production, processing and trading of the following products, including, but not limited to: chemicals; building materials; metal and other raw materials; timber and paper products; agriculture products; containers and packaging, as well as, companies in the energy resources sector.

Under normal market conditions, the Fund will be comprised of two portfolios and will invest approximately 50% in each portfolio.  One portfolio will focus on companies active in the extraction, production, and processing of commodities and raw materials; the “Natural Resources Portfolio.”  The other portfolio will focus on investments in commodity instruments; the “Commodities Portfolio.”

JNL/Credit Suisse Long/Short Fund
Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC)

Seeks total return by employing a proprietary, quantitative multi-factor model to select an equity portfolio with long-run average total returns greater than the benchmark Standard & Poor’s (“S&P”) 500 Index and with investment risk similar to the S&P 500 Index.  This quantitative equity management strategy allows the portfolio to simultaneously invest in stocks and to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks.

JNL/Eagle Core Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term growth through capital appreciation and, secondarily, current income by investing under normal circumstances at least 80% of its net assets in equity securities consisting primarily of common stocks of large U.S. companies.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing primarily in the equity securities of companies located anywhere in the world, including emerging markets (under normal market conditions).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities (under normal market conditions).

JNL/Franklin Templeton International Small Cap Growth Fund (formerly, JNL/Capital Guardian International Small Cap Fund)
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion (under normal market conditions). The Fund may invest in emerging market countries.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term, and secondarily, income by investing mainly in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of companies in any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  The Fund currently invests the equity portion of its portfolio primarily to predominately in companies with market capitalizations greater than $5 billion, with a portion in smaller companies.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, normally, at least 80% of its assets in investments of small-capitalization companies.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and subs-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

JNL/Goldman Sachs Emerging Markets Debt Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of total return consisting of income and capital appreciation, by investing, under normal circumstances, at least 80% of its assets  in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries, sovereign and corporate debt of issuers located in emerging countries denominated in U.S. dollars and/or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap® Value Index at the time of the investment.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks high total return over the long term by allocating its assets among primarily stocks, bonds, commodities, and short-term instruments of issuers located around the world.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.

JNL/Lazard Emerging Markets Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

JNL/Lazard Mid Cap Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/M&G Global Basics Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term capital growth by investing in companies operating in basic industries (“primary” and “secondary” industries), and also in companies that service these industries.  The Fund focuses on the “building blocks of the global economy.”  The Fund invests in companies that produce raw materials or turn them into products for consumers.  Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy).  The Fund may also invest in other global equities.

JNL/M&G Global Leaders Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term total return (the combination of income and growth of capital) by investing in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders) either directly or as a result of a rise in its stock or bond price or dividends, or stock splits, or indirectly by its participation in activities or markets providing for future enhanced profitability.  The Fund aims to achieve consistent returns in the global equity funds sector.

JNL/Mellon Capital Management European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Management Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital Management S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.   The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P MidCap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations; under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies; under normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 index and sampling from the remaining securities.

JNL/Mellon Capital Management International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australasia Far East Free Index (“EAFE”).  The Fund invests in international equity securities attempting to match the characteristics of each country within the index; under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index.

JNL/Mellon Capital Management Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Mellon Capital Management Global Alpha Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities.  The Fund ordinarily invests in at least three countries, focusing on the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

JNL/PAM Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return and further seeks to achieve long-term capital growth by investing under normal circumstances at least 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region.

JNL/PAM China-India Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in high-yield, high-risk debt securities commonly referred to as “junk bonds” and related investments. The Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments, and in derivative instruments (such as options, futures contracts or swap agreements, including credit default swaps), and the Fund may also invest in securities of foreign issuers.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies, constituting the Russell Midcap Index at the time of the initial purchase.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index under normal market conditions at the time of initial purchase.  The range will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of domestic companies with market capitalizations within the range of companies constituting the S&P 500 Index.  At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)

Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies  (“Listed Private Equity Companies”), and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/Select Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents.

JNL/Select Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments.

JNL/Select Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations (generally $3 billion).

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal market circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund (formerly, JNL/Goldman Sachs Short Duration Bond Fund)
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund’s average effective maturity will not exceed three years.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets  in common stocks believed to be undervalued.  Income is a secondary objective.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500, that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three stocks with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor's Investment Advisory Services LLC (“SPIAS”) seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

JNL Variable Fund LLC

JNL/Mellon Capital Management Nasdaq® 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies are selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Management Value Line® 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in 30 of the 100 common stocks that Value Line® gives a #1 ranking for TimelinessTM.  The 30 stocks are selected each year by the sub-adviser based on certain positive financial attributes.

JNL/Mellon Capital Management DowSM Dividend Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book on each Stock Selection Date.

JNL/Mellon Capital Management S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on each Stock Selection Date.

JNL/Mellon Capital Management S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor’s MidCap 400 Index and 30 companies in the Standard & Poor’s SmallCap 600 Index.  The 60 companies are selected on each Stock Selection Date.  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Fund focuses on small and mid-capitalization companies because the sub-adviser believes they are more likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital Management NYSE® International 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies.  The 25 companies are selected on each Stock Selection Date by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 stocks with the highest overall ranking on the two factors.

JNL/Mellon Capital Management 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The stocks are selected by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.

JNL/Mellon Capital Management Select Small-Cap Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on each Stock Selection Date.

JNL/Mellon Capital Management JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢ 20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢ 20% in the Global 15 Strategy, a dividend yielding strategy;
➢ 20% in the 25 Strategy, a dividend yielding strategy; and
➢ 20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Management JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 20 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital Management VIP Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies. The Fund invests approximately 1/6 (approximately 17%) of its net assets in each of the following strategies:

➢	The DowSM Dividend Strategy;
➢	The European 20 Strategy;
➢	The Nasdaq® 25 Strategy;
➢	The S&P 24 Strategy;
➢	The Select Small-Cap Strategy; and
➢	The Value Line® 30 Strategy.

JNL/Mellon Capital Management Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Management Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Management Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Management Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Management Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Management Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain of the Underlying Mutual Funds are similar to the investment objectives and policies of other mutual funds that the Underlying Mutual Fund's investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Underlying Mutual Funds may be higher or lower than the investment results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar Underlying Mutual Funds will be comparable even though the Underlying Mutual Funds have the same investment sub-advisers.  The Underlying Mutual Funds described are available only through variable annuity and variable life Contracts issued by Jackson.  Shares of the Underlying Mutual Funds may also be sold directly to qualified retirement plans.  They are NOT offered or made available to the general public directly.

A Underlying Mutual Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Underlying Mutual Fund with a small asset base.  A Underlying Mutual Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing.  Additional Underlying Mutual Funds and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a Underlying Mutual Fund in shares of that Underlying Mutual Fund at net asset value.  The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business.  We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding Underlying Mutual Fund and redeem shares in the Underlying Mutual Funds to meet policy obligations.  The Underlying Mutual Funds are required to redeem their shares at net asset value and to make payment within seven days.

Certain Underlying Mutual Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts.  It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Underlying Mutual Fund.  Although neither we nor any of the Underlying Mutual Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each Underlying Mutual Fund's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.  If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

Voting Privileges.  As a general matter, you do not have a direct right to vote the shares of the Underlying Mutual Funds held by the Investment Divisions to which you have allocated your Accumulated Value.  Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters.  We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues.  We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Underlying Mutual Fund for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions.  However, if you assign your policy, the assignee may be entitled to give voting instructions.  Retirement plans may have different rules for voting by plan participants.  If you send us written voting instructions, we follow your instructions in voting the Underlying Mutual Fund shares attributable to your policy.  If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners.  We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.  There is no requirement that we receive voting instructions from any minimum percentage of Owners before we can vote uninstructed shares in proportion to the instructions that we do receive.  Where only a relatively small percentage of owners have submitted instructions, however, we may solicit instructions from more Owners, in order to reduce the possibility that the instructions received are not reasonably representative.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Underlying Mutual Funds or to approve or disapprove an investment advisory contract for one or more of the Underlying Mutual Funds.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the Underlying Mutual Funds if we reasonably disapprove of the proposed change.  We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Underlying Mutual Fund or would result in the purchase of securities for the Underlying Mutual Fund that vary from the general quality and nature of investments and investment techniques utilized by the Underlying Mutual Fund.  If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law.  If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Underlying Mutual Fund shares without obtaining instructions from our Owners and we may choose to do so.

Additions, Deletions, and Substitutions of Securities.  If the shares of any of the Underlying Mutual Funds are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a Underlying Mutual Fund is no longer preferred, we may add or substitute shares of another Underlying Mutual Fund or mutual fund for Underlying Mutual Fund shares already purchased or to be purchased in the future.  Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

(a)	to operate the Separate Account in any form permitted by law;

(b)	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c)	to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

(d)	to add, combine, or remove Investment Divisions in the Separate Account;

(e)	to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

(f)	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson's other assets.  The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account.  Your policy contains a more complete description of the Fixed Accounts.

The portion of the policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act.  Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission.  The statements about the Fixed Account in this prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Net Premium to the Fixed Account at any time while your policy is in force.  With the Fixed Account, we will guarantee the amounts allocated and the crediting of a minimum rate of interest.  From time to time and at our sole discretion we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year.  We may declare different rates for amounts that are allocated to the Fixed Account at different times.  The rate will be re-set on the Policy Anniversary.  All of a policy's amounts in the Fixed Account will be re-set to the same rate on the Policy Anniversary.  We determine interest rates in accordance with a variety of factors.  The Asset Based Risk Charge and Underlying Mutual Fund Expenses do not apply to amounts allocated to the Fixed Account.  All other charges and deductions under a policy apply to amounts allocated to the Fixed Account to the same extent as they apply to amounts allocated to the variable investment options.  Therefore, the amount of your Fixed Account allocation (and interest thereon) that we guarantee is net of any such charges and deductions that are applicable under the terms of the policy.

Amounts allocated to the Fixed Account are part of the general account of Jackson.  We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request.  We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

POLICY BENEFITS AND RIGHTS

Death Benefit.  While your policy is in force, we will pay the Death Benefit Proceeds upon the Insured's death.  We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies).  We will pay the Death Benefit Proceeds in a lump sum or according to one of the optional payment plans, if available.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges.  The amount of Death Benefit is based on the Death Benefit option you have selected, any increases or decreases in the Specified Death Benefit, and in some instances your Accumulated Value.  The Death Benefit Proceeds may be increased if you have added a rider providing optional insurance benefits.  Please see “Optional Insurance Benefits” beginning on page 29.

We will calculate the Death Benefit Proceeds, including any optional insurance benefits added to your policy, as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive due proof of death from the first beneficiary).  The beneficiary will be unable to change the Accumulated Value's allocation before we calculate and pay the Death Benefit Proceeds; Deductions will continue to be taken until we have received due proof of death.  We will usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Beyond seven days, from due proof of death until payment, the Death Benefit Proceeds will earn interest at a rate set by the state where you purchased the policy.

In most cases, when the Death Benefit Proceeds are paid in a lump sum, we will pay the Death Benefit Proceeds by establishing an interest bearing account, called the “Beneficiary Access Account,” for the beneficiary, in the amount of the Death Benefit Proceeds.  We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds.  The Beneficiary Access Account is part of our general account.  It is not a bank account and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We receive a benefit from all amounts left in the Beneficiary Access Account.  As an alternative to establishing a Beneficiary Access Account, the beneficiary may request to receive a check for the Death Benefit Proceeds directly from the Company.

We may in our sole discretion make available payment options to which the beneficiary may apply the Death Benefit Proceeds in order to receive a stream of periodic payments.  If your beneficiary chooses an available payment option, we will offer a supplemental agreement setting forth the terms of the payment option.  For information concerning the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our sole discretion we may change the selection or the terms of the available payment options (if any) or discontinue offering them.  Before choosing to apply Death Benefit Proceeds to payment option, your beneficiary should consult a qualified tax adviser.

Death Benefit Options.  You may choose one of three Death Benefit options, each of which depends in part on the amount of the Specified Death Benefit.  The three Death Benefit options are:

Option A:  the Death Benefit is the greater of:  (a) the Specified Death Benefit of the policy; or (b) the Minimum Death Benefit.  Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Accumulated Value.  As your Accumulated Value increases, the Net Amount at Risk under your policy generally decreases, unless your Accumulated Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.  See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

Option B:  the Death Benefit is the greater of (a) the Specified Death Benefit plus the Accumulated Value; or (b) the Minimum Death Benefit.  Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Accumulated Value.  Under this option your policy generally involves a constant Net Amount at Risk.

Option C:  the Death Benefit is the greater of:  (a) the Specified Death Benefit plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit.  Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

Minimum Death Benefit. The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Accumulated Value multiplied by the applicable Minimum Death Benefit percentage.  We set forth the applicable Minimum Death Benefit percentages in the policy, which are based upon the age of the Insured and depend on the tax test you choose as described below.  While the policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit or the Minimum Death Benefit.

There are two tax tests, which generally require that a policy have a significant element of life insurance (the Minimum Death Benefit) and not be primarily an investment vehicle.  Your tax test choice is irrevocable and between the following:

•	the Cash Value Accumulation Test; and

•	the Guideline Premium and Cash Value Corridor Test.

The Cash Value Accumulation Test determines the Minimum Death Benefit by multiplying a policy's value by a percentage determined by methodology set out in the federal tax regulations.  The percentage depends on an insured's age, sex, and underwriting risk classification.  Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums so long as there is a sufficient death benefit in relation to the policy's value at all times.

The Guideline Premium and Cash Value Corridor Test determines the Minimum Death Benefit and Guideline Premium by comparing a policy's death benefit to an applicable percentage of its cash value.  These percentages are set out in the Code and vary by the insured's age.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than an otherwise comparable policy with an Option B Death Benefit.  As a result, if the Investment Divisions you select experience favorable investment results, your Accumulated Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Accumulated Value.  Thus, you may prefer Option A if you are more interested in the possibility of increasing your Accumulated Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits.  Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

You choose a Death Benefit option in your application to purchase a policy.  If you do not choose a Death Benefit option, we will not issue a policy to you.

Example: If you choose the Guideline Premium and Cash Value Corridor Test as your tax test, under an Option A policy, an increase in the Accumulated Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit, and a decrease in Accumulated Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit).

	A	B
Specified Death Benefit	$200,000	$200,000
Death Benefit Option	A	A
Insured's Age	50	50
Accumulated Value	$115,000	$95,000
Applicable Minimum Death Benefit Percentage	185%	185%
Death Benefit	$212,750	$200,000

Under column A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Accumulated Value of $115,000, multiplied by the Minimum Death Benefit percentage of 185%).  Under column B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Accumulated Value of $95,000 multiplied by the Minimum Death Benefit percentage of 185%).  This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

Changes in Death Benefit Option.  Subject to our consent, after the first Policy Year, you may change the Death Benefit option once each Policy Year by writing to us at the address given on the first page of this prospectus.  If you ask to change from Option A to Option B, we will reduce the Specified Death Benefit (or reduce each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your Policy by the amount of the Accumulated Value.  If you ask to change from Option B to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your policy by the amount of the Accumulated Value.  If you ask to change from Option C to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero.  The Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) will change in conjunction with your Death Benefit option change to keep the Net Amount at Risk the same, which may be important to you since your cost of insurance charge is based on the Net Amount at Risk.  You may not change from Option C to Option B or from Option A or B to Option C.  The change will take effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request.  If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  We will send confirmation of your change of Death Benefit Option.  We may require evidence of insurability satisfactory to us for a change from Option A to Option B.  We do not currently require you to prove insurability for other changes in Death Benefit option.

You may not change the Death Benefit option under your policy if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit.  The GDB Rider is available only with Death Benefits Option A and B.

Changes in Specified Death Benefit.  At issue, your Specified Death Benefit can be scheduled to be level over the life of your Policy or to increase or decrease on Policy Anniversaries, subject to certain restrictions.  Your Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) is set forth in the policy.  Scheduling changes in advance at the same time that you apply for the policy, particularly increases, does not require any additional evidence of insurability and underwriting later.  Moreover, the overall cost of insurance charge for the life insurance coverage may be lower than if you request to change the Specified Death Benefit (or Schedule of Specified Death Benefits) following the Issue Date.  Otherwise, subject to our approval, after the first Policy Year, you may change the Specified Death Benefit (or Schedule of Specified Death Benefits) once each Policy Year by writing to us at the address shown on the first page of this prospectus; however, any change that requires evidence of insurability must include an increase in the Specified Death Benefit for the current Policy Year.

You should be aware that any change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy.  Any change in Specified Death Benefit must be at least $10,000.  A change in the Specified Death Benefit (or Schedule of Specified Death Benefits) will take effect on the first Monthly Anniversary after we approve the request.  However, if less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  To confirm changes in your policy's Specified Death Benefit (or Schedule of Specified Death Benefits), we will send you a confirmation of the change.  We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

A decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) will offset the most recent increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), if any, and the next most recent increase, but we do not permit a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code.  For more information, see “Death Benefit Options” beginning on page 27.  We will not allow a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) during the first seven Policy Years or before seven Policy Years from an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits).

For an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable.  We will not approve a request for a Specified Death Benefit (or Schedule of Specified Death Benefits) increase if the Net Accumulated Value is too small to pay the Monthly Deduction through the end of the Policy Year.  For policies applied for before October 6, 2008, increases in the Schedule of Specified Death Benefits are limited to 10% of your Specified Death Benefit per year, which increases may accumulate up to 50%, and there is a lifetime limit of 400%.  For example, to schedule increases to occur on each of your first, third and ninth Contract Anniversaries, you would be limited to 10%, 20% and 50% of your current Specified Death Benefit, respectively.

For policies applied for before October 6, 2008, refusing a scheduled increase in the Specified Death Benefit voids any future scheduled increases in the Specified Death Benefit.  Similarly, by refusing a scheduled decrease in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit; however, such refusal is only allowed subject to insurability.  You also void any future scheduled increases in the Specified Death Benefit with an unscheduled decrease in the Schedule of Specified Death Benefits.  Any increase in the Specified Death Benefit (scheduled or unscheduled) following a change in the Schedule of Specified Death Benefits that requires evidence of insurability is subject to the underwriting at the time of the change.  This means that a new segment of coverage is created to which cost of insurance rates that differ from those of the original coverage are applied.  This is done to reflect the additional underwriting and the Insured's attained age at the time of the change.

Modifying the policy's Specified Death Benefit may have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 40.

Optional Insurance Benefits.  You may ask to add one or more of the following riders to your policy at any time to provide additional optional insurance benefits; or in some cases we may add these riders to your policy automatically at no cost.  However, not all these riders may be available in the state where you purchased the policy, or the terms of the optional insurance benefits may differ in some states.  We may require evidence of insurability before we issue a rider to you.  If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction.  For more information concerning what riders are available and their operation and costs, please ask your sales representative or contact us at our Service Center.  At our sole discretion we may offer riders or stop offering any rider at any time.

Terminal Illness Benefit Rider.  The rider provides an accelerated payment of life insurance proceeds if the Insured, or an additional person pursuant to the Other Insured Term Insurance Rider, is terminally ill, as defined in the rider.  The Owner may request an accelerated benefit of between 25% and 100% of the Death Benefit (including any additional insurance coverage) or $250,000, if less.  The amount of the benefit under the policy will be subject to:  a discount for 12 months' interest (not to exceed 8%) as specified in the rider; a pro rata portion of any outstanding Debt; an administrative expense charge fee as determined by the Company (not to exceed $100); and any unpaid policy charges.  If a payment is made pursuant to this rider, the Death Benefit will be reduced by the dollar amount requested.  All other values under the policy will be reduced proportionately.  The amount of the accelerated benefit for an additional person to request is also between 25% and 100% of the insurance coverage under the Other Insurance Term Insurance Rider, and the reduction of insurance coverage will be proportional to any payment made pursuant to this rider.  This rider automatically attaches to a policy that qualifies at the time of application.  There is no expiry date for the Insured.  This rider terminates upon payment of any benefit under the rider.  The expiry date for an additional person is concurrent with the expiry of the Other Insured Term Insurance Rider.

Overloan Protection Benefit Rider – Upon exercise, the rider provides a guarantee that the policy will not lapse due to the policy Debt exceeding the Accumulated Value or due to the Cash Surrender Value being insufficient to pay any Monthly Deduction.  This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding.  However, effects of exercising the rider include transferring any Accumulated Value in the Separate Account to the Fixed Account and setting the Specified Death Benefit equal to the Minimum Death Benefit.

Although there is no cost for the rider, the following exercise qualifications must be met before the rider may be exercised:

(1)	The Insured's Attained Age must be at least 75;

(2)	A minimum of 15 Policy Years must have elapsed since your Policy Date;

(3)	Exercising this rider must not cause the policy to exceed Guideline Premium limits (see “Premiums and Premium Limits” on page 12);

(4)	The policy must not be a MEC and exercising this rider must not cause the policy to become a MEC (see “Policies Which Are MECs” on page 42);

(5)	Total partial surrenders, less any fees and charges deducted in connection with such partial surrenders, must equal or exceed total premium paid; and

(6)	Debt must exceed the current Specified Death Benefit.

At the time all of the above exercise qualifications are first met and the ratio of Debt to Accumulated Value is equal to or greater than 95%, we will send a letter to you, the policy owner, notifying you of the policy's eligibility to exercise the rider.  You may submit a Written Request to exercise the rider any time after the notification letter is sent and before the policy enters the Grace Period (see “Termination and Grace Period” on page 35).  If the exercise qualifications are met, the benefit will be exercised and the rider's guarantee will be effective as of the rider's exercise date, which is the date the Written Request is accepted and recorded at the Service Center.

You need not exercise the rider immediately upon notification of eligibility.  If the ratio of Debt to Accumulated Value is greater than the “maximum exercise ratio” at the time you exercise the rider, you will be billed for the loan repayment amount that will cause the ratio of Debt to the Accumulated Value to equal the maximum exercise ratio as of the exercise date.  The maximum exercise ratio is the maximum allowable ratio of the policy Debt to the Accumulated Value for the Overloan Protection Benefit Rider to be exercised.  In other words, the maximum exercise ratio generally represents the minimum amount of Net Accumulated Value required to pay for the Death Benefit provided by the base policy after the rider is exercised.  Monthly Deductions, unfavorable investment performance, partial surrenders and additional loans are all factors that might cause the ratio of Debt to Accumulated Value to exceed the maximum exercise ratio. The maximum exercise ratio is determined by the Company, varies based on the Insured's Attained Age, and will never be below 95%.  Your policy's maximum exercise ratio will be included in the letter notifying you of the policy's eligibility to exercise the rider.  You will have 30 days from the exercise date to pay the billed loan repayment amount.  If you do not pay the billed loan repayment amount, the guarantee will be void and the policy may lapse.

The following policy changes will occur on the exercise date:

(1)	All other riders and benefits will terminate;

(2)	Any Accumulated Value in the Separate Account is transferred to the Fixed Account;

(3)	Your Death Benefit option becomes Option A (see “Death Benefit Options” on page 27);

(4)	The Specified Death Benefit is set equal to the Minimum Death Benefit for the Attained Age of the Insured as of the exercise date.

In addition, the following policy restrictions apply on the exercise date: no transfers to the Separate Account are allowed; no further premium payments are allowed; no further partial withdrawals or loans are allowed; no Death Benefit option changes are allowed; no Specified Death Benefit option changes are allowed; no riders or benefits may be added or reinstated; and any loan repayments will be allocated to the Fixed Account only.

After the rider exercise date, Monthly Deductions will continue until a Monthly Deduction would cause the Accumulated Value to drop below the policy Debt.  In that instance, Monthly Deductions will be discontinued to prevent the Accumulated Value from dropping below the Policy Debt, which will effectively keep the policy in force.  Loan interest will continue to accrue after the exercise date.  Likewise, interest will continue to be credited to the Loan Account.  Your annual statement will reflect the status of the exercised Overloan Protection Benefit Rider on the base policy.  The rider will terminate upon the earlier of  (1) the date we receive a Written Request from you to terminate the rider or (2) the termination of the base policy for any reason, such as a full surrender or death of the Insured.  The rider has no expiry date.

If the rider's guarantee is voided because you do not pay the billed loan repayment amount associated with the maximum exercise ratio, as described above, the policy will no longer be subject to the above policy restrictions.  However, the policy changes made on the exercise date will not be reversed and any terminated riders will not be reinstated.  The Owner may subsequently submit a Written Request to reinstate the guarantee along with a loan repayment that is sufficient to cause the ratio of Debt to the Accumulated Value to be equal to or less than the maximum exercise ratio.

There may be tax consequences associated with this rider.  Accordingly, you should consult your tax counsel when considering whether to exercise the rider.

Waiver of Monthly Deductions Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Specified Premium Rider.  Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability.  These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability.  The policy may lapse if Debt is greater than the Accumulated Value.

Waiver of Specified Premium Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Monthly Deduction Rider.  Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

Guaranteed Death Benefit (GDB) Rider.  The GDB Rider will enable you to keep your policy's initial Specified Death Benefit (or current Specified Death Benefit, if less) in force for the greater of 20 years or until the Insured turns age 65.  We guarantee the lesser of the initial Specified Death Benefit or the current Specified Death Benefit, regardless of declines in Accumulated Value, if you meet the premium requirement under the rider.  The premium requirement is met if, on each Monthly Anniversary, (a) the total premiums paid less Debt and any partial surrenders equal or exceed (b) the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premium received plus the amount of the loan.

If the premium requirement is not met, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium.  We will allow you 61 days.  At the end of that period, if you have not paid the required additional premium, then the GDB benefit will end.  Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Accumulated Value is sufficient to keep the policy in force.  The GDB does not prevent the policy from entering the Grace Period, but an active GDB will extend the Specified Death Benefit coverage even if the policy would otherwise lapse at the expiration of the Grace Period.  For more information about the circumstances in which the policy might lapse, see “Termination and Grace Period” on page 35

The GDB does not cover riders.  If the Net Accumulated Value is insufficient to pay charges as they come due, only the GDB and base policy coverage amount is guaranteed to stay in force.  If the Net Accumulated Value is insufficient to pay the base coverage charges as they come due, these charges are waived.  Deduction of charges will resume once there is sufficient Net Accumulated Value.  The GDB is only available on policies with an Option A Death Benefit or Option B Death Benefit.  The GDB automatically attaches to a policy that qualifies at the time of application.

Protector Term Insurance Rider.  (As of November 3, 2008, we are no longer taking applications to add this rider to any policy.)  This rider provides renewable and convertible term insurance coverage on the base Insured (Rider Insured) up to the Rider Insured's Attained Age 95, subject to the terms of the rider.  The term periods available are 10, 15, 20 and 30 years but only one rider may be attached to the policy.  Until the earlier of the end of the term period or the Rider Insured's 80th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Other Insured Term Insurance Rider.  This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008) or the Rider Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008), subject to the terms of the rider.  If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy.  For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the policy.  You should consult a qualified tax adviser for more information.  At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Child Insurance Rider.  This rider provides for term insurance on the Insured's children.  We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider.  The rider expires at the Insured's Attained Age 65.  Up to 5 units may be purchased.  Each unit provides $5,000 of term coverage on each Insured child.  If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22.  The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday.  We do not require evidence of insurability to exchange the rider.

Policy Loans.  While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  Loans have priority over the claims of any assignee or any other person.  Any outstanding policy loans and loan interest reduce the amount you may request.  In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you.  You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Net Accumulated Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary.  For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force.  The minimum loan amount is $500.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center.  We may, however, postpone payment in the circumstances described below in “Postponement of Payment.”

When we make a policy loan to you, we transfer to the Loan Account a portion of the Accumulated Value equal to the loan amount.  We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing.  We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year.  If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate.  In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt.  Accordingly, we transfer to the Loan Account an amount of Accumulated Value equal to the amount by which the Debt exceeds the value of the Loan Account.  Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account proportionally based on your selections.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy.  Loans accrue interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years.  Thereafter, the rate of loan interest will be 3%, except that, under policies applied for on or after October 6, 2008, the Company reserves the right to increase this rate to 3.25%.  In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty.  To repay a loan in full, the loan repayment must equal the Debt.  If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium.  We apply all loan repayments first to the loan principal, and then to the accrued loan interest.  When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise.  We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid.  We may refuse any loan repayment less than $25.  An overpayment of a loan will be treated as additional premium, unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Accumulated Value, we notify you and any assignee in writing.  To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months.  If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value.  As explained below in the section entitled “Reinstatement,” you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated.  If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Accumulated Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts.  The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Accumulated Value will not increase as rapidly as it would if you had not taken a policy loan.  If the Investment Divisions and/or Fixed Account earn less than that rate, then your Accumulated Value will be greater than it would have been if you had not taken a policy loan.  The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy.  Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan.  If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Accumulated Value may be treated as taxable income to you.  In addition, you may also incur an additional 10% penalty tax.  This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59½, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible.  Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

Surrenders.  While your policy is in force, you may surrender your policy.  Your policy terminates on the day we receive your Written Request in good order.  You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your Written Request.  Generally, we make this payment within seven days of our receipt of your Written Request.  You may not reinstate the policy once it is surrendered.  We have set forth the tax consequences of surrendering the policy in “Federal Tax Considerations” below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments.  If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option.  For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income.  Accordingly, before following this course of action you should consult a qualified tax adviser.

Partial Surrenders.  While your policy is in force after the first Policy Year, you may withdraw a portion of your Net Accumulated Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day.  We will pay you the amount requested and we will deduct that amount plus a $25 partial surrender fee from your Accumulated Value.  The minimum partial surrender amount is $500.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to that needed to make the next three Monthly Deductions.  If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy.  Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time.  The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

For policies applied for before October 6, 2008, a partial surrender may reduce your policy's Schedule of Specified Death Benefits, depending on the Death Benefit option in effect, in the same manner and subject to the same limitations as the Specified Death Benefit at the time of the partial surrender, as described below.

For policies with Death Benefit Option A:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount.  Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

Example:  The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Death Benefit equals the Minimum Death Benefit.  The example assumes a Minimum Death Benefit percentage of 250% and a total partial surrender amount of $20,000.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000
Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Accumulated Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit.  However, the Death Benefit Proceeds (i.e., the net dollar amount that we actually pay upon the Insured’s death) typically are reduced dollar-for dollar.  That is because the Death Benefit Proceeds under Death Benefit Option B are typically equal to the Specified Death Benefit, plus the policy’s Accumulated Value, and minus any Debt and due and unpaid charges.  Thus, because a partial surrender will reduce the Accumulated Value, it will also reduce the Death Benefit Proceeds, even though it does not change the Specified Death Benefit .

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit will not be reduced.  Otherwise, the Specified Death Benefit is reduced by the amount by which the prior partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all prior partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero.

Example for policies with Death Benefit Option C:  The following example illustrates the effect of a partial surrender on an Option C policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit.  The example assumes a corridor percentage of 250% and a partial surrender amount of $70,000.

Partial Surrender - $70,000

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$14,000
Total Premiums Paid	$65,000	$65,000
Total Partial Surrenders	$5,000	$75,000
Specified Death Benefit	$150,000	$140,000
Minimum Death Benefit	$210,000 ($84,000 x 250%)	$35,000 ($14,000 x 250%)
Base Death Benefit	$210,000	$140,000

As shown above, the Accumulated Value is reduced by $70,000, the total amount of the partial surrender.  The Specified Death Benefit is reduced by $10,000, which is the amount by which the partial surrender ($70,000) exceeded the total premiums paid ($65,000) minus the sum of all prior partial surrenders ($5,000).

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code.  Partial surrenders will also impact your policy's premium requirement with the GDB Rider, if the GDB Rider is in effect.

A partial surrender may give rise to taxable income.  Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status.  We recommend that you consult your tax adviser before making a partial surrender.  The tax consequences of making a partial surrender are discussed in “Federal Tax Considerations.”
Status of Policy at Attained Age 121 (Attained Age 100 if you applied for your policy before October 6, 2008).  If the policy is in force, your policy will remain in force subject to the following changes:

(1)
We will transfer all of your Accumulated Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy.  For policies issued in the state of Florida, this transfer will not occur unless requested by the Owner;

(2)	We will stop charging the Monthly Deduction;

(3)	The Death Benefit option will change to Option A, and no further changes in Death Benefit option will be permitted;

(4)
No additional premiums will be accepted and no changes in Specified Death Benefit will be permitted (other than any Specified Death Benefit decreases that result automatically from partial surrenders);

(5)	Dollar cost averaging and rebalancing, if applicable, terminate;

(6)	Riders will terminate as provided in the Rider form;

(7)	Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed; and

(8)	No increases in the Specified Death Benefit will be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Net Accumulated Value since loan interest will continue to accrue.

Termination and Grace Period.  Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

(a)	you surrender your policy;

(b)	the Grace Period ends and your policy lapses; or

(c)	the Insured dies.

Your policy will enter the Grace Period if your Net Accumulated Value on any Monthly Anniversary is insufficient to pay a Monthly Deduction when due or is zero.  We will send you and any assignee notice of the amount necessary to keep your policy in force.  That amount generally is equal to at least the next three Monthly Deductions and the applicable Premium Charges, but may be more to have the Net Accumulated Value positive three months later.  If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end, unless the GDB Rider is in effect.

The policy will continue in effect through the Grace Period.  If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions.  However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 121 (age 100 if you applied for your policy before October 6, 2008) when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 121 (age 100 if applicable)  plus the applicable Premium Charges.  The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins.  All allocations are transferred to the Fixed Account.

Reinstatement.  If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center.  We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy.  The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable sales and tax charges.  Policy loans will not be restored on reinstatement.

The Accumulated Value on the reinstatement date will equal the Accumulated Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges.  The Accumulated Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions.  The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse.  The Sales Charge, Policy Fee, Administrative Charge and Asset Based Risk Charge will be reinstated at the duration in effect when the policy lapsed.  The Cost of Insurance Charge will be reinstated at the duration in effect on the reinstatement date.

Right to Examine the Policy.  In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  We will pay the refund within seven days of receiving your request and the policy.  Also in some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.  In cases where the amount we pay upon return of the policy is the total premium paid (less any partial surrender and policy loans), we do not pay any Fixed Account interest (or any other return) for the period while the policy was outstanding.  However, where the amount we pay is based on the policy’s value, that value will include any such Fixed Account interest (and reflect any gains or losses under any variable investment option in which the policy’s value was invested).

Postponement of Payment.  We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.  We ordinarily pay any amount attributable to your Accumulated Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

(1)	The New York Stock Exchange is closed (other than customary weekend and holiday closings).

(2)	Trading on the New York Stock Exchange is restricted.

(3)
An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

(4)	The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months.  We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Accumulated Value generally.  Additional charges and expenses are paid out of the Underlying Mutual Funds' assets, as described in the prospectuses of the Underlying Mutual Funds.

Premium Charges.  Before we allocate a premium to the Accumulated Value, we subtract the Premium Charges, namely the sales charge, the premium tax charge, and the federal (DAC) tax charge.  Premium received as the result of a Section 1035 exchange is subject to the Premium Charges.  In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.

Sales Charge.  The sales charge will not exceed 4.5% of a premium payment, but will decrease based on your aggregate premium payments.  This charge is intended primarily to help us pay for actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses.  On your aggregate premium payments, the sales charge is: 4.5% on $100,000 or less; 3.5% on more than $100,000 through $250,000; 2.5% on more than $250,000 through $500,000; and 2.0% on more than $500,000.  The sales charge is only applied in Policy Years 1 through 10.  After your tenth Policy Year, there is no sales charge.  In fully surrendering the policy (but not in connection with a 1035 exchange), you may be entitled to a partial return of the sales charge that you paid: during the first Policy Year – up to 3% on your aggregate premium payments; and during the second Policy Year – up to 2.5% on your aggregate premium payments.  There is no return of sales charge in subsequent Policy Years.

State and Local Premium Tax Charge.  Unless prohibited by state law, the premium tax charge is 2.5% of each premium in all years.  It is intended to help us pay state and local premium taxes.  The premium tax charge represents an approximate average of the premium taxes we expect to pay.  Unless prohibited by state law, we do not vary the premium tax charge to reflect difference in individual states' tax rates, or the absence of premium tax in certain states.  Accordingly, this charge may be higher or lower than the premium tax rate in your state.  We may impose the premium tax charge in states that do not have a premium tax.  State premium tax rates currently range from 0 to 4%.  For policies issued in North Carolina, the premium tax charge will equal that state's premium tax rate, currently 1.9%.  We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

Federal (DAC) Tax Charge.  The federal (DAC) tax charge is 1.5% of each premium in all years.  It is intended to help us pay the cost of certain federal taxes and other expenses related to the receipt of premiums.

Asset Based Risk Charge. The Asset Based Risk Charge serves two general purposes.  It compensates us for assuming the mortality risks in connection with the policy, including that the cost of insurance charge might not be sufficient to meet the claims and risks under the Death Benefit.  We also have assumed the risk that on the Monthly Anniversary preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based.  The other general purpose is to compensate us for assuming the risk that our expense assumptions will have covered the actual expenses we incurred in distributing, issuing, and administering the policies.  The foregoing are merely examples of some of the risks for which this charge is intended to compensate us.  This charge will never exceed 1.00% per annum in all years, which is deducted from the Investment Divisions on a daily basis, but will decrease over time.  The current Asset Based Risk Charge is 0.85% per annum through the tenth Policy Year and 0.05% per annum thereafter through your 20th Policy Year.  There is no Asset Based Risk Charge in subsequent Policy Years.

Monthly Deduction.  As of the Commencement Date and each Monthly Anniversary, we deduct from your Accumulated Value a Monthly Deduction to cover certain charges and expenses in connection with the policy.  If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day.  If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

(1)	the cost of insurance charge for your policy;

(2)	the monthly policy fee;

(3)	the monthly administrative charge; and

(4)	the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction.  If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

Cost of Insurance Charge.  The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division.  If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary.  The cost of insurance charge is intended primarily to compensate us for providing life insurance coverage for the Insured.  We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy.  The cost of insurance charge is calculated based on the Net Amount at Risk.  The Net Amount at Risk for the Death Benefit options is as follows:

Option A – The greater of:  1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Accumulated Value.

Option B – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Accumulated Value.

Option C – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, sex, and substandard and flat extra ratings.  Thus, the rates differ from year to year.  The cost of insurance charge covers our anticipated costs for standard and substandard ratings.  The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Accumulated Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions.  Under policies with an Option A or Option C death benefit, increases in Accumulated Value generally decrease the Net Amount at Risk; conversely, decreases in the Accumulated Value increase the Net Amount at Risk.  Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month.  Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Accumulated Value.  Accordingly, under Option B a change in Accumulated Value generally does not affect your monthly cost of insurance charge.  Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Accumulated Value will affect the Net Amount at Risk, because your death benefit will equal the Accumulated Value times a specified percentage.  In that circumstance, increases in Accumulated Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent unscheduled increase.  The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and underwriting risk classification, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit of $1,000,000 or above.  If an increase (or decrease) in the Specified Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

Monthly Policy Fee.  We start deducting this fee as of the Commencement Date.  If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.  Each month we deduct a monthly policy fee.  It is $10 per month for the first ten Policy Years and $8 per month thereafter.  The monthly policy fee compensates Jackson primarily for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

Monthly Administrative Charge.  We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.

The administrative charge is based on the Insured's age on the Issue Date and the Specified Death Benefit, up to $2 million of Specified Death Benefit.  During the first 15 Policy Years:

Issue Age	$ Per $1,000
0-49	0.050
50-54	0.055
55-59	0.060
60-64	0.070
65-69	0.085
70-74	0.095
75-79	0.150
80-85	0.200
86	0.220
87	0.240
88	0.260
89	0.280
90	0.300

Thereafter, the administrative charge is $0.01 per $1,000 of the first $2 million of Specified Death Benefit, regardless of the Insured's age on the Issue Date.

If you request an increase in Specified Death Benefit under a policy applied for on or after October 6, 2008, we will also impose a monthly administrative charge for each such increase, according to the table above.

The administrative charge compensates us primarily for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account.  We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees.  In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

Transfer Charge.  You may make 15 transfers free of charge in any Policy Year.  The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge.  We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

Illustration Charge.  At your request, we will provide you with one personalized illustration free of charge each Policy Year.  We will charge a fee of $25 (to be paid in cash) for any additional illustration you may request.

Re-Underwriting Charge.  If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

Rider Charges.  To the extent that your policy includes riders, a charge applicable to each rider you purchased may be deducted from your Accumulated Value each month.  Any such charge is to compensate us for providing the benefits pursuant to the rider in question and is specified in the applicable rider.  The rider charges are summarized in the Fee Table on page 1.  For a description of the available riders see “Optional Insurance Benefits” beginning on page 29.

Additional Policy Charges.  We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

Underlying Mutual Fund Expenses.  You indirectly bear the charges and expenses of the Underlying Mutual Funds whose shares are held by the Investment Divisions to which you allocate your Accumulated Value.  The Separate Account purchases shares of the Underlying Mutual Funds at net asset value.  Each Underlying Mutual Fund's net asset value reflects management fees and other operating expenses already deducted from the Underlying Mutual Fund's assets.  For a summary of historical expenses of the Underlying Mutual Funds, see the table called “Underlying Mutual Fund Expenses” above.  For more information concerning the management fees and other charges against the Underlying Mutual Funds, see the prospectuses and the statements of additional information for the Underlying Mutual Funds, which are available upon request.

We may receive compensation from the investment advisers or administrators of the Underlying Mutual Funds.  Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from one Underlying Mutual Fund to another.

Special Provisions for Group or Sponsored Arrangements.  Where permitted by state insurance laws, policies may be purchased under group or sponsored arrangements.  We may reduce or waive the charges and deductions described above for policies issued under these arrangements.  We will reduce these charges and deductions in accordance with our rules in effect when we approve the application.  To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants, and anticipated premium from the group.  Generally, the sales contacts and effort, administrative costs, and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased, and certain characteristics of the group's members.  The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.  From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification.  Reductions in these charges will not be unfairly discriminatory.

Purpose and Amount of Charges.  The names by which we refer to the various charges we deduct pursuant to the terms of your policy, as well as our above explanation of those charges, may indicate the charges’ primary purposes.  But we do not explain every purpose for which each charge is imposed and we expect to earn a profit from some of these charges (including, for example, the cost of insurance charge and the Asset Based Risk Charge).  We have the right to use any profits from any charge for any proper corporate purpose, including retaining such profits as part of our corporate surplus.

GENERAL POLICY PROVISIONS

Statements to Owners.  Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy.  The report will include information such as the Accumulated Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report.  We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions.  In addition, we will send you the financial statements of the Underlying Mutual Funds and other reports as specified in the 1940 Act.  Please give us 30 days written notice of any address change.  Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically.  When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Service Center for more information.

Limit on Right to Contest.  We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium.  A reinstated or modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications.  In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application for two years from the approval date.

In issuing a policy, we will rely on your application.  Your statements in that application, in the absence of fraud, are considered representations and not warranties.  We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

Suicide.  If an Insured commits suicide while sane or insane within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt.  Any increase in coverage will also have a two-year suicide period relating specifically to the increase in coverage.  If an Insured commits suicide while sane or insane within two years of the approval date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.  The applicable suicide exclusion period may be longer or shorter in certain states.

Misstatement as to Age and Sex.  If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex.  If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

Beneficiary.  You name the beneficiary(ies) in the application.  You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named.  We will provide a form to be signed and filed with us.  Your request for a change in beneficiary will take effect when we record the change.  Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files.  Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise.  The interest of any beneficiary who dies before the Insured(s) ends at his or her death.  If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise.  If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

Assignment.  You may assign your policy while it is in force.  You must notify us of an assignment in writing.  Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment.  We are not responsible for the validity of an assignment.  Your rights and the rights of the beneficiary may be affected by an assignment.  An assignment may result in taxable income and a 10% penalty tax.  You should consult your tax adviser before assigning your policy.

Creditors' Claims.  To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

Dividends.  We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson.

Notice and Elections.  To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center.  Certain exceptions may apply.  Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

Modification.  We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency.  The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance.  We also reserve the right to change our administrative procedures consistent with the policy.

Conversion.  (This conversion privilege applies only to policies applied for before October 6, 2008.)  After the 20th Policy Anniversary, you may convert the policy to reduced paid-up insurance, so long as your Net Accumulated Value is at least $3,000, and if you do not want to pay any additional premium.  With reduced paid-up insurance, the policy's Death Benefit becomes your Net Accumulated Value divided by the net single premium.  The net single premium is calculating using the minimum interest rate of the Fixed Account and the guaranteed COI charge, which varies by sex and age of the Insured.  Reduced paid-up insurance has an accumulated value based on the minimum interest rate of the Fixed Account and the COI charges under the Commissioner's 1980 Standard Ordinary Age Nearest Birthday Mortality Table, male or female.  Partial surrenders will reduce the accumulated value and Death Benefit.  No loans will be allowed under this option.

FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general and is not intended as tax advice.  You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws.  We cannot predict the probability that any changes in those laws will be made.  Also, we do not guarantee the tax status of the policy.  You bear the complete risk that the policy may not be treated as a “life insurance contract” under federal income tax laws.  We also have not considered any applicable state or other federal tax laws.  You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others.  The tax rules applicable to such plans are complex and the tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement.  Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Taxation of Jackson and the Separate Account.  Jackson is taxed as a life insurance company under Part I of Subchapter L of the Code.  The operations of the Separate Account are taxed as part of the operations of Jackson.  Investment income and realized capital gains are not taxed to the extent that they are applied under the policy.  Accordingly, we do not anticipate that Jackson will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premiums under the policy).  Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account.  However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account.  At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account.  If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions.  If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

Jackson Taxation.  We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal Deferred Acquisition Cost (“DAC”) Tax Charge” under variable life insurance policies, but the “Federal DAC Tax Charge” merely compensates us for the required deferral of acquisition costs and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal DAC Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the policies.

Tax Status of the Policy.  The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Accumulated Value to the insurance amount at risk.  As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences.  In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance.  If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance.  We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service (“IRS”).

Diversification Requirements.  Section 817(h) of the Code requires the investments held under the policy to be “adequately diversified” in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes.  We intend that each Investment Division and each Underlying Mutual Fund  in which an Investment Division invests will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested.  If the investments held under the policy were not “adequately diversified,” you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

Owner Control.  In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the variable account used to support the policy.  In those circumstances, income and gains from the variable account assets would be includible in the Owner's gross income.  In a Revenue Ruling issued in 2003, the IRS considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects.  The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy offers 79 Investment Divisions and at least one Fixed Account.  The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson will be considered the owner, for federal income tax purposes, of the Separate Account assets.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code.  Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, any increase in your Accumulated Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies.  See the following section entitled “Distributions” for a discussion of the taxability of such payments.

Distributions.  If you make a full withdrawal under your policy, the amount withdrawn will be includable in your income to the extent the amount received exceeds the “investment in the contract.”  The “investment in the contract” generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be withdrawn) from the policy constitute income depends, in part, upon whether the policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.  Amounts deemed to be withdrawn for this purpose include charges deducted for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured).

Policies Which Are MECs

Characterization of a Policy as a MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a “seven-pay” test as a modified endowment contract.  A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the policy, exceed the sum of the net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC.  We will not invest any premium or portion of a premium that would cause your policy to become a MEC.  If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election.  Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test.  Also, if a decrease in the Death Benefit occurs within seven years of a “material change,” we will retest your policy for compliance as of the date of the “material change.”  Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex.  Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

Tax Treatment of Partial Surrenders, Loans, Assignments and Pledges under MECs.  If your policy is a MEC, partial surrenders from your policy and other amounts deemed to be withdrawn will be treated first as withdrawals of income and then as a recovery of premium.  Thus, you may realize taxable income upon a withdrawal if the Accumulated Value exceeds the “investment in the contract.”  You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes.  Charges for some riders may be treated as withdrawal under these provisions.  In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Accumulated Value will be treated as a withdrawal for tax purposes.  Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

Penalty Tax.  Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made:  (1) after you reach age 59½, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code.  These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

Aggregation of Policies.  All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

Policies Which Are Not MECs

Tax Treatment of Withdrawals Generally.  If your policy is not a MEC, the amount of any partial withdrawal or deemed withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy.  Thus, only the portion of a withdrawal that exceeds the “investment in the contract” immediately before the withdrawal will be includable in gross income.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, the Code limits the amount of premium that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit.  Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

Tax Treatment of Loans.  If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Accumulated Value.  As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force.  If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value.  Accordingly, you may be subject to taxation on the loan amount at that time.  Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

Treatment Beyond Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008), no additional premiums will be accepted and no additional monthly charges will be incurred.  Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008), and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  In that event, you would realize taxable income at that time in an amount equal to the Accumulated Value less the “investment in the contract”, even if the Accumulated Value is not distributed at that time.  You should consult a qualified tax professional as an Insured approaches Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).

Actions to Ensure Compliance with the Tax Law.  We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance.  We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded.  In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

Federal Income Tax Withholding.  We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding.  As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding.  You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Tax Advice.  This summary is not a complete discussion of the tax treatment of the policy.  You should seek tax advice from an attorney who specializes in tax issues.

DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT

Jackson National Life Insurance Company.  Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing Michigan 48951.  Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  Jackson is ultimately a wholly owned subsidiary of Prudential plc in London, England.

The Separate Account.  The Separate Account was established in 1997 as a segregated asset account of Jackson.  The Separate Account meets the definition of a “separate account” under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.  The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson.

We own the assets of the Separate Account, but we hold them separate from our other assets.  To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct.  Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.  Our obligations arising under the policies are general corporate obligations of Jackson.

The Separate Account is divided into Investment Divisions.  The assets of each Investment Division are invested in the shares of one of the Underlying Mutual Funds.  We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the Underlying Mutual Funds.  Values allocated to the Separate Account will rise and fall with the values of shares of the Underlying Mutual Funds and are also reduced by policy charges.  In the future, we may use the Separate Account to fund other variable life insurance policies.  We will account separately for each type of variable life insurance policy funded by the Separate Account.

Safekeeping of the Separate Account's Assets.  We hold the assets of the Separate Account.  We keep those assets physically segregated and held separate and apart from our general account assets.  We maintain records of all purchases and redemptions of shares of the Underlying Mutual Funds.

State Regulation of Jackson.  We are subject to the laws of Michigan and regulated by the Michigan Department of Insurance.  We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end.  We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves.  Our books and records are subject to review by the Department of Insurance at all times.  We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

DISTRIBUTION OF POLICIES

Jackson National Life Distributors LLC (“JNLD”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the policies.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.

Commissions are paid to registered representatives who sell the policies.  Information on commissions can be found in the Statement of Additional Information.  Where lower commissions are paid, we may also pay trail commissions.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's Asset Based Risk Charge and other charges.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales.  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client prospecting seminars, and business development and educational enhancement items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  These payments are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products:

Centaurus Financial, Inc.
Commonwealth Financial Network
First Allied Securities, Inc.
Invest Financial Corp.
Investment Centers of America, Inc.
Lincoln Financial
LPL Financial Corporation
MML Investors Services Inc.
Morgan Keegan & Company
National Planning Corporation
NEXT Financial Group, Inc.
Prime Capital Services Inc.
Raymond James
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors LLC
Woodbury Financial Services, Inc.

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

•	National Planning Corporation,

•	SII Investments, Inc.,

•	IFC Holdings, Inc. d/b/a Invest Financial Corporation,

•	Investment Centers of America, Inc., and

•	Curian Clearing LLC
The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation.  National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or Statement of Additional Information for those funds.  The fees range between 0.30% and 0.45% depending on these factors.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account.  Jackson is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products.  These matters are sometimes referred to as market conduct litigation.  The market conduct litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from Jackson during periods ranging from 1981 to present.  Jackson has retained national and local counsel experienced in the handling of such litigation.  To date, such litigation has either been resolved by Jackson on a non-material basis or is being vigorously defended.  Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable.  Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 2009, for information concerning such amounts that have been accrued.  At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.

FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson in the Statement of Additional Information.  The financial statements of Jackson that are included should be considered only as bearing upon Jackson's ability to meet its contractual obligations under the policies.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

PRIVACY POLICY

Collection of Nonpublic Personal Information.  We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us;

•	Information we receive from a consumer reporting agency;

•	Information we obtain from others in the process of verifying information you provide us; and

•	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

Disclosure of Current and Former Customer Nonpublic Personal Information.  We will not disclose our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law.  To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request.  We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications.  Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested.  These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

You should know that your representative is independent of Jackson.  He or she is responsible for the use and security of information you provide him or her.  Please contact your representative if you have questions about his or her privacy policy.

Security to Protect the Confidentiality of Nonpublic Personal Information.  We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information.  Our practices of safeguarding your information help protect against the criminal use of the information.  Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to our employees, agents and contractors.  We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus.  To help you understand these terms, we have defined them in this section.

1940 Act - Investment Company Act of 1940, as amended.

Accumulated Value - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.  In policies applied for before October 6, 2008, Accumulated Value was referred to as Policy Value.

Accumulation Unit - An accounting unit of measurement that we use to calculate the value in an Investment Division.

Allocation Date - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner).  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

Attained Age - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

Cash Surrender Value - The Accumulated Value minus any Debt and plus any return of sales charge.

Code - Internal Revenue Code of 1986, as amended.

Commencement Date - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

Day 1 Loans - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

Death Benefit - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the Death Benefit option and the Specified Death Benefit  you have chosen.

Death Benefit Proceeds - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured.  This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

Debt - The sum of all unpaid policy loans and accrued interest.

Earnings - Your Accumulated Value reduced by total premiums paid.

Fixed Account - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%.  Assets allocated to the Fixed Account are part of our general account.

Grace Period - A 61-day period during which we will keep your policy in force even though the Accumulated Value is insufficient to keep your policy in force.  We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

Guideline Premium - The maximum amount of premium you can contribute to your policy under the Guideline Premium and Cash Value Corridor Test, as defined in the Code.

Insured - The person whose life is insured under the policy.

Investment Division - Separate and distinct divisions of the Separate Account, each of which invests in a single Underlying Mutual Fund.  The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

Issue Date - The date Jackson issued your policy and from which we measure contestability periods.  It may be later than the Policy Date.

Loan Account - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

Minimum Death Benefit - Your Accumulated Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

Monthly Anniversary - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

Monthly Deduction - The amount deducted from your Accumulated Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit.  If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day, and the deduction will have an effective date equal to the Monthly Anniversary date.

Net Accumulated Value - The Accumulated Value minus Debt.  In policies applied for before October 6, 2008, Net Accumulated Value was referred to as Net Policy Value.

Net Amount at Risk - The net amount at risk is the amount on which cost of insurance charges are based.

Net Premium - The premium less the Premium Charges.

Owner - The person(s) having the privileges of ownership defined in the policy.  The Owner(s) may or may not be the same person(s) as the Insured(s).  If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

Policy Anniversary - An annual anniversary of the Policy Date.

Policy Date - The effective date of insurance coverage under your policy.  It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

Policy Year - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

Premium Charges - The sales charge, the premium tax charge, and the federal (DAC) tax charge.

Qualifying Monthly Premium Amount - The amount specified as such in your policy, if your policy includes the GDB Rider.  The Qualifying Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the GDB Rider.

Right to Examine Period - The minimum period of time during which you can cancel your policy, generally ten days from the date your received your policy.

Schedule of Specified Death Benefits - The scheduled Specified Death Benefits, chosen by the Owner at issue or modified at a later date, for each Policy Year through the Insured's age 100.  The schedule may be level for the life of the policy or change on Policy Anniversaries.

Separate Account - Jackson National Life Separate Account IV, the segregated asset account of Jackson that funds the policies.

Service Center - Jackson Service Center, P.O. Box 30502, Lansing, Michigan 48909-8002, 1-800-766-4683 or IMG Service Center, P.O. Box 30386, Lansing, Michigan 48909-7886, 1-800-777-7779. You can send express mail to the Jackson Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

Specified Death Benefit - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

Underlying Mutual Fund – A separate investment series of one of the following registered management investment companies: JNL Series Trust or JNL Variable Fund LLC.  The assets of each Investment Division of the Separate Account will be invested in one of the Underlying Mutual Funds.  Policies applied for before October 6, 2008, refer to these series as “Portfolios,” rather than as Underlying Mutual Funds.

Valuation Day - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Investment Divisions.  Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

Written Request - A request in writing received by us at our Service Center that meets our requirements for completeness.  A complete Written Request is said to be in good order.

APPENDIX A

Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances.  All examples assume a total partial surrender amount of $20,000 and a Minimum Death Benefit percentage of 250%.  See “Partial Surrenders” on page 33 for more information.

Example 1.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is not in the corridor.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$40,000	$20,000
Specified Death Benefit (A)	$200,000	$180,000

Minimum Death Benefit (B)	$100,000 ($40,000 x 250%)	$50,000 ($20,000 x 250%)
Death Benefit	$200,000 (greater of A and B)	$180,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $20,000, the total partial surrender amount.

Example 2.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000

Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

Example 3.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$90,000	$70,000
Specified Death Benefit (A)	$200,000	$200,000

Minimum Death Benefit (B)	$225,000 ($90,000 x 250%)	$175,000 ($70,000 x 250%)
Death Benefit	$225,000 (greater of A and B)	$200,000 (greater of A and B)

As shown above, the Specified Death Benefit is unchanged.

APPENDIX B

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products.

1st Discount Brokerage Inc.	Center Street Securities	FSP Investments LLC	Investors Capital Corp.
1st Global Capital Corporation	CFD Investments, Inc.	Fulcrum Securities Inc.	Investors Security Co Inc.
Advisory Group Equity Services	Commonwealth Financial Network	G. F. Investment Services, LLC	J.J.B. Hilliard, W.L. Lyons, LLC
American Capital Partners LLC	Compak Securities Inc.	G.A. Repple & Company	J.W. Cole Financial, Inc.
American Independent Securities Group	Comprehensive Asset Mgmt and Servicing, Inc.	G.W. Sherwold Associates, Inc.	Janney Montgomery Scott, LLC
American Portfolios Financial Services, Inc.	Crowell, Weedon & Company	Geneos Wealth Management, Inc.	JP Turner & Company, LLC
Ameriprise Financial Services Inc.	Crown Capital Securities L.P.	Genworth Financial Securities	JRL Capital Corporation
Ameritas Investment Corp.	CUE Financial Group, Inc.	Girard Securities, Inc.	K. W. Chambers & Co.
Apple Tree Investments	CUSO Financial Services	Great American Advisors, Inc.	Kalos Capital, Inc.
Askar Corp	Cutter and Company	GWN Securities, Inc.	KCD Financial
Assist Investment Management Company, Inc.	D H Hill Securities LLP	H. Beck, Inc.	Key Investment Services LLC
Associated Securities Corp.	D.A. Davidson & Co.	H.D. Vest Investment Securities	KMS Financial
Ausdal Financial Partners Inc.	David A. Noyes & Company	Hantz Financial Services, Inc.	Koehler Financial, LLC
AXA Advisors LLC	Eagle One Investments, LLC	Harbor Financial Services	Kovack Securities, Inc.
BancWest Investment Services Inc.	EDI Financial, Inc.	Harbour Investment, Inc.	L.M. Kohn & Company
BB&T Investment Services Inc.	Ensemble Financial Services	Harger & Company	Labrunerie Financial, Inc.
BCG Securities	Equity Services, Inc.	Harold Dance Investments	Landoak Securities
Beneficial Investment Services	Essex National Securities	Harvest Capital	Lasalle St Securities LLC
Benjamin F. Edwards & Co. Inc.	Feltl & Company	Hazard & Siegel, Inc.	Legend Equities Corp.
Bentley-Lawrence Securities	Ferris Baker Watts, Inc.	HBW Securities	Leigh Baldwin & Company, LLC
Berthel Fisher & Company Financial Services	Fifth Third Securities	Heartland	Lincoln Financial
BOSC, Inc.	Financial Advisers of America	Heritage Financial Systems Inc	Lincoln Investment Planning
Brecek & Young Advisors, Inc.	Financial Network Investment	Hornor Townsend & Kent, Inc.	Lombard Securities
Broker Dealer Financial	Financial Planning Consultants	Huntleigh Securities Corp.	Lowell & Company Inc.
Brokers International Financial Services, LLC	Financial Security Management	IBN Financial Services	LPL Financial Corporation
Brookstone Securities	Financial West Investment Group	IMS Securities	Madison Avenue Securities, Inc.
Butler Freeman Tally Financial Group, LLC	Fintegra	Independent Financial Group	Main Street Securities
Cadaret, Grant & Company	First Allied Securities, Inc.	Infinex Investments	Medallion Investment Services Inc.
Cambridge Investment Research	First Brokerage America	ING Financial	Merrimac Corporate Securities Inc.
Cape Securities Inc.	First Citizens Investor Services	Institutional Securities Corp.	Metlife Securities
Capital Analysts, Inc.	First Financial Equity	InterCarolina Financial Services	Michigan Securities Inc.
Capital Financial Services	First Heartland Capital, Inc.	Intervest International	Mid Atlantic Securities Inc.
Capital Guardian LLC	First Independent Financial	Invest Financial Corp.	Midwest Financial and
Capital Investment Brokerage, Inc.	FMN Capital Corporation	Investacorp, Inc.	Investment Services, Inc.
Capital Investment Group, Inc.	Foresters Equity Services Inc.	Investment Centers of America, Inc.	MML Investors Services Inc.
Capitol Securities Management	Fortune Financial Services	Investment Network	Money Concepts Capital Corp.
Capwest Securities, Inc.	Founders Financial Securities	Investment Planners Inc.	Moors & Cabot Inc.
CCF Investments	FPA Fund Distributors, Inc.	Investment Professionals, Inc.	Morgan Keegan & Company
Centaurus Financial, Inc.	FSC Securities Corporation	Investment Securities, Inc.	Morris Group, Inc.

Multi-Financial Securities Corp.	Quest Securities	Southwest Securities Financial Services, Inc.	Valmark Securities, Inc.
Mutual of Omaha Investor Services, Inc.	Questar Capital Corp.	Spectrum Capital	Vanderbilt Securities LLC
Mutual Service Corp.	Raymond James	Stephens Inc.	Veritrust Financial LLC
National Planning Corporation	RBC Capital Markets Corp.	Sterne Agee Financial Services	Vorpahl Wing Securities Inc.
National Securities Corp.	Regal Securities Inc.	Stifel Nicolaus & Company	VSR Financial Services, Inc.
New England Securities	Resource Horizons Group	Summit Brokerage Services, Inc.	Wall Street Financial Inc.
Newbridge Securities Corporation	Ridgeway & Conger Inc.	Summit Equities Inc.	Walnut Street Securities
Newport Coast Securities, Inc.	RNR Securities LLC	Sunset Financial Services, Inc.	Waterford Investor Services
NEXT Financial Group, Inc.	Robert W Baird & Company, Inc.	SWBC Investment Services, LLC	Waterstone Financial Group
NFP Securities, Inc.	Rogan & Associates, Inc.	Synergy Investment Group	Wedbush Morgan Securities
Northridge Securities Corp.	Royal Alliance Associates, Inc.	The Huntington Investment Company	Wells Fargo Advisors LLC
NRP Financial, Inc.	S M H Capital Inc.	The Investment Center, Inc.	Western Equity Group
NYLife Securities LLC	Sagepoint Financial, Inc.	The Leaders Group, Inc.	WFG Investments, Inc.
OneAmerica Securities	Sammons Securities Company, LLC	The O.N. Equity Sales Company	Wilbanks Securities
Oppenheimer & Company	SCF Securities	The Strategic Financial Alliance, Inc.	Woodbury Financial Services, Inc.
Pacific West	Schlitt Investor Services, Inc.	Thrasher & Company	Woodstock Financial Group
Packerland Brokerage Services	Scott & Stringfellow, Inc.	Thrivent Investment Management	Workman Securities Corp.
Park Avenue Securities	Securian Financial Services	Tower Square Securities, Inc.	World Choice Securities Inc.
Paulson Investment Company	Securities America, Inc.	Transamerica Financial Advisors, Inc.	World Equity Group, Inc.
Peoples Securities	Securities Service Network	Triad Advisors, Inc.	World Financial Group
Planmember Securities	Sentinel Securities	Trustmont Financial Group	WRP Investments, Inc.
Prime Capital Services Inc.	SICOR Securities, Inc.	UBS Financial Services, Inc.	Wunderlich Securities
Primevest Financial Services, Inc.	Sigma Financial Corp.	UnionBanc Investment Services LLC
Princor Financial Services Corporation	Signator Investors, Inc.	United Brokerage Services, Inc.
Pro Equities, Inc.	SII Investments, Inc.	United Equity Securities
Professional Asset Management	Silver Oak Securities	United Planners' Financial
Prospera Financial Services, Inc.	Sorrento Pacific Financial, LLC	Services of America
Purshe Kaplan Sterling	South Valley Wealth Management	USA Financial Securities Corp.
QA3 Financial Corporation	Southeast Investments	UVEST Financial Services Group, Inc.

APPENDIX C

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®” and “Jackson®” are trademarks or service marks of Jackson National Life Insurance Company.

“Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” “Dow Jones Select Dividend IndexSM,” “The DowSM” and “the Dow 10SM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME Group Index Holdings LLC (“CME”) and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company®.  Dow Jones, CME and their respective affiliates have no relationship to the JNL Variable Fund LLC and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average (DJIA) and their respective service marks for use in connection with the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

Dow Jones, CME and their respective affiliates do not:
●
Sponsor, endorse, sell or promote the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Recommend that any person invest in the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, or the JNL/Mellon Capital Management Technology Sector Fund.

●
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Consider the needs of the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or the owners of the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones, CME and their respective affiliates will not have any liability in connection with the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, or the JNL/Mellon Capital Management Technology Sector Fund. Specifically,

●	Dow Jones, CME and their respective affiliates do not make any warranty, express or implied, and Dow Jones, CME and their respective affiliates disclaim any warranty about:
●
The results to be obtained by the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund, the owners of the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

	●	The accuracy or completeness of the DJIA and its data;
	●	The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
●	Dow Jones, CME and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the DJIA or its data;
●
Under no circumstances will Dow Jones, CME and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the indexes and trademarks referred to above by Jackson National Life Insurance Company® and Dow Jones is solely for the benefit of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund and not for any other third parties.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “S&P 500 Index®,” “S&P MidCap 400 Index®,” and the “S&P SmallCap 600 Index®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Jackson.  The JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P® SMid 60 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management S&P® 24 Fund and any other investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Standard & Poor’s Index are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in these Funds.  Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P.  S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund.  Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 766-4683 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Information, personalized illustrations or other documents.  You also can write to us at the address given on the first page of this prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission.  The Statement of Additional Information that relates to this prospectus is dated May 1, 2010.  The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this prospectus.  You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.

We file reports and other information with the Securities and Exchange Commission.  You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC.  Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov.  Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File No. 811-09933

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

JACKSON NATIONAL LIFE INSURANCE COMPANY®

In Connection With Its

JACKSON NATIONAL SEPARATE ACCOUNT IV

This Statement of Additional Information is not a prospectus.  This Statement of Additional Information contains additional information about the Policies described above that you may find useful.  You should read it together with the Prospectus for the Policies.  The date of the Prospectus to which this Statement of Additional Information relates isMay 1, 2010.  You may obtain a copy of the Prospectus without charge by calling us toll-free at (800) 873-5654 or by writing to us at the following address.

Jackson National Life Insurance Company
P.O. Box 30314
Lansing, Michigan 48909-7814

Page

GENERAL INFORMATION AND HISTORY
SERVICES
DISTRIBUTOR
DISTRIBUTION OF THE POLICIES
PERFORMANCE DATA
ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES
FINANCIAL STATEMENTS

GENERAL INFORMATION AND HISTORY

Jackson National Life Insurance Company ("Jackson®") is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  Jackson is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Jackson National Separate Account IV (the "Separate Account") was established in 1997 as a segregated asset account of Jackson.  The Separate Account is registered as a unit investment trust under the Investment Company of 1940, as amended.

Trademarks, Service Marks, and Related Disclosures
The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell").  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment adviser and a wholly-owned subsidiary of The McGraw-Hill Companies, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services.  SPIAS does not act as a “fiduciary” or as an “investment manager”, as defined under ERISA, to any investor.  SPIAS is not responsible for client suitability. Past performance of the Funds is no indication of future results. Since performance fluctuates over time, the fact that the Funds may have outperformed the benchmarks over one period of time does not mean that they outperformed the benchmarks over other periods or will outperform the benchmarks in the future.  SPIAS does not take into account any information about any investor or any investor’s assets when creating, providing or maintaining any asset allocation portfolio.  SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments.

The JNL/Mellon Capital Management S&P Divisions and JNL/S&P Divisions, and any other investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Standard & Poor’s Index are not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC (“S&P”) and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500 Index®, the S&P MidCap 400 Index®, the S&P SmallCap 600 Index®, or any other S&P Index to track general stock market performance.  S&P's only relationship to the Separate Account (Licensee) is the licensing of certain trademarks and trade names of S&P, the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index, which are determined, composed and calculated by S&P without regard to the Licensee or the Divisions.  S&P has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 Index, the S&P 400 Index, the S&P SmallCap 600 Index, or any other S&P Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE S&P SMALLCAP 600 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIVISIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE S&P SMALLCAP 600 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE S&P SMALLCAP 600 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Jackson has entered into a License Agreement with Value Line®.  Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor.  VLPI has no obligation to take the needs of  Jackson or any investor in the Product into consideration in composing the System.  The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System.  VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM.  VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE.  VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM.  VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES

The financial statements of Jackson National Separate Account IV and Jackson for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  KPMG LLP is located at 303 East Wacker Drive, Chicago, Illinois 60601.

Actuarial matters included in the Prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Angela Matthews, Actuary of Jackson, and are included in reliance upon her opinion as to their reasonableness.
DISTRIBUTOR

The Policies are distributed by Jackson National Life Distributors LLC ("JNLD"), a subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.  The Policies are offered on a continuous basis.  However, Jackson reserves the right to discontinue offering the Policies at any time.

For Ultimate Investor, the aggregate amount of underwriting commissions paid to broker/dealers was  $224,896 in 2007, $238,193 in 2008 and $133,907 in 2009.  JNLD did not retain any portion of the commissions.  Jackson Advisor VUL does not pay commissions to broker/dealers.

DISTRIBUTION OF THE POLICIES

The Policies are sold by registered representatives of broker-dealers who are our insurance agents, either individually or through an incorporated insurance agency.  These registered representatives may also be registered as investment advisers.  Registered representatives who sell a policy on which there is a sales charge may earn a maximum sales commission based on cumulative premium in the first ten years that the policy is in force of approximately 5% of premium up to $100,000, 4% of premium greater than $100,000 to $250,000, 3% of premium greater than $250,000 to $500,000, and 2% of premium greater than $500,000.  Premium received after ten years earn a 1% commission.  Registered representatives also may be eligible for a trail commission of up to 0.60% on a policy on which there is a sales charge that has been in force for at least twelve months.  Jackson may also pay up to 8% of all premiums as a broker-dealer concession in the first Policy Year.  No sales commissions may be earned when a policy is sold without a sales charge.  From time to time, we may pay or permit other promotional incentives in cash, credits, or other compensation.  Jackson pays all such commissions and incentives.

PERFORMANCE DATA

From time to time, we may advertise performance data related to the Investment Divisions of the Separate Account available under the Policy.

The performance figures are calculated using the actual historical performance of the Underlying Mutual Funds for the periods shown and represent the average annual total return for that period.  The performance for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the value of that investment at the end of the period, carried to at least the nearest hundredth of a percent.

The performance returns will reflect the deduction of management fees and all other operating expenses of the Underlying Mutual Funds and the deduction of the current asset based risk charge applicable under the Policy for the first ten Policy Years.  The guaranteed asset based risk charge is higher and the current asset based risk charge is lower after the tenth year. The returns will not reflect any premium deductions for costs of insurance, premium charges, monthly policy fees or administrative charges, or other policy charges.  IF THE PERFORMANCE INCLUDED SUCH DEDUCTIONS, THE RETURNS SHOWN WOULD BE SIGNIFICANTLY LOWER.

Performance data may be shown for the period from the commencement of Policy sales.

ILLUSTRATION OF DEATH BENEFITS,
ACCUMULATED VALUES AND CASH SURRENDER VALUES

Four tables within this section illustrate how values under a Policy change with the investment experience of the Underlying Mutual Funds.  Two tables are for Policies with a sales charge, and two tables are for Policies without a sales charge.  The tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age and underwriting risk classification would vary over an extended period of time if the hypothetical gross investment rates of return on the assets held in the Investment Divisions of the Separate Account were a uniform annual rate of 0%, 6% or 12%.  If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over and under those averages throughout the years, the Death Benefits, Accumulated Values, and Cash Surrender Values may be different.

The amounts shown for the Death Benefit, Accumulated Value, and Cash Surrender Value as of each Policy Anniversary reflect the fact that the net investment returns on the assets held in the Investment Divisions are lower than the gross after-tax returns on the Underlying Mutual Funds, as a result of the expenses paid by the Underlying Mutual Funds and the charges deducted from the Investment Divisions.  The net investment returns reflect the deduction of the Underlying Mutual Fund investment management fees and other Underlying Mutual Fund expenses at an annual effective rate of 0.75%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Underlying Mutual Funds.

For Policies with a sales charge, the gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.738%, 4.203% and 10.143%, respectively, on a guaranteed basis, and -1.590%, 4.359% and 10.308%, respectively, on a current basis during years one through ten, -0.800%, 5.197% and 11.194%, respectively, on a current basis during years eleven through twenty, and -0.750%, 5.250% and 11.250%, respectively, on a current basis during years twenty-one and thereafter.

For Policies without a sales charge, the gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.738%, 4.203% and 10.143%, respectively, on a guaranteed basis, and -0.899%, 5.092% and 11.083%, respectively, on a current basis during years one through ten and -0.750%, 5.250% and 11.250%, respectively, on a current basis thereafter.

The tables illustrate the Death Benefits, Accumulated Values, and Cash Surrender Values that would result based upon the hypothetical investment rates of return if no payments other than the specified annual premium payments are made, if all premium payments are allocated to the Separate Account, and if no policy loans are taken.  The tables also assume that no partial surrenders, transfers, or changes in the Specified Death Benefit or death benefit option are made.

Values are shown for Policies issued to preferred non-tobacco class Insureds.  Values for Policies issued on a basis involving higher mortality risk would result in lower Death Benefits, Accumulated Values, and Cash Surrender Values than those illustrated.  Females generally have a more favorable cost of insurance rate structure than males, and non-tobacco class Insureds generally have a more favorable cost of insurance rate than tobacco class Insureds.

The amounts shown in the tables also reflect all charges deducted under the Policy based on the assumptions described herein and in the tables.

For Policies with a sales charge, these charges include a sales charge, premium tax charge, and federal (DAC) tax charge, which are deducted from each premium; a daily asset based risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Accumulated Value.  The sales charge is charged in the first ten Policy Years and is currently 4.5% of cumulative premium up to $100,000, 3.5% from $100,000 to $250,000, 2.5% from $250,000 to $500,000, and 2.0% for cumulative premiums greater than $500,000.  The sales charge is guaranteed not to exceed 4.5% of all premium.  The premium tax charge and federal (DAC) tax charge are 2.5% and 1.5% of each premium, respectively.  The asset based risk charge is currently equivalent to an annual effective rate of 0.85% and 0.05% for Policy Years 1-10 and 11-20, respectively, and 0% thereafter.  This charge is guaranteed not to exceed 1.00% in all Policy Years.  The monthly policy fee is $10 per month for the first ten Policy Years and $8 per month thereafter.

The monthly administrative fee varies by issue age as shown in the following table:

Issue Age:	Rate:	Issue Age:	Rate:	Issue Age:	Rate:
0-49	$0.050	70-74	$0.095	88	$0.260
50-54	$0.055	75-79	$0.150	89	$0.280
55-59	$0.060	80-85	$0.200	90	$0.300
60-64	$0.070	86	$0.220
65-69	$0.085	87	$0.240

It is charged per month per $1,000 of Specified Death Benefit for Policy Years 1-15 and $0.01 per month per $1,000 thereafter.  This charge is assessed on up to $2 million of Specified Death Benefit.  The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.

For Policies without a sales charge, these charges include a premium tax charge and federal (DAC) tax charge, which are deducted from each premium; a daily asset based risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Accumulated Value.  The premium tax charge and federal (DAC) tax charge are 2.5% and 1.5% of each premium, respectively.  The asset based risk charge is currently equivalent to an annual effective rate of 0.15% for Policy Years 1-10 and 0% thereafter.  This charge is guaranteed not to exceed 1.00% in all Policy Years.  The monthly policy fee is $10 per month for the first ten Policy Years and $8 per month thereafter.

The monthly administrative fee varies by issue age as shown in the following table:

Issue Age:	Rate:	Issue Age:	Rate:	Issue Age:	Rate:
0-49	$0.050	70-74	$0.095	88	$0.260
50-54	$0.055	75-79	$0.150	89	$0.280
55-59	$0.060	80-85	$0.200	90	$0.300
60-64	$0.070	86	$0.220
65-69	$0.085	87	$0.240

It is charged per month per $1,000 of Specified Death Benefit for Policy Years 1-15 and $0.01 per month per $1,000 thereafter.  This charge is assessed on up to $2 million of Specified Death Benefit.  The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.

The hypothetical values shown in the tables do not reflect any charges for federal, state or other income taxes against the Separate Account, since we are not currently making this charge.  However, if such a charge is made in the future, a higher gross annual investment rate of return than illustrated would be needed to produce the net after tax returns shown in the tables.  The tables also do not reflect the deduction of the cost of any optional rider.

Upon request, we will furnish a comparable illustration based on the proposed Insured's age, sex and underwriting risk classification, Specified Death Benefit, death benefit option, proposed amount and frequency of premium payments, and any available riders requested.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (With a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,795 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Current Charges

	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	4,687	4,831	450,000	4,988	5,133	450,000	5,290	5,435	450,000
2	9,179	9,469	450,000	10,071	10,360	450,000	10,999	11,289	450,000
3	13,492	13,492	450,000	15,264	15,264	450,000	17,183	17,183	450,000
4	17,657	17,657	450,000	20,604	20,604	450,000	23,924	23,924	450,000
5	21,694	21,694	450,000	26,114	26,114	450,000	31,299	31,299	450,000
6	25,610	25,610	450,000	31,809	31,809	450,000	39,382	39,382	450,000
7	29,409	29,409	450,000	37,701	37,701	450,000	48,250	48,250	450,000
8	33,116	33,116	450,000	43,822	43,822	450,000	58,011	58,011	450,000
9	36,715	36,715	450,000	50,166	50,166	450,000	68,744	68,744	450,000
10	40,177	40,177	450,000	56,712	56,712	450,000	80,521	80,521	450,000
11	44,001	44,001	450,000	64,141	64,141	450,000	94,378	94,378	450,000
12	47,621	47,621	450,000	71,797	71,797	450,000	109,656	109,656	450,000
13	51,027	51,027	450,000	79,686	79,686	450,000	126,524	126,524	450,000
14	54,243	54,243	450,000	87,847	87,847	450,000	145,197	145,197	450,000
15	57,280	57,280	450,000	96,312	96,312	450,000	165,911	165,911	450,000
16	60,414	60,414	450,000	105,378	105,378	450,000	189,193	189,193	450,000
17	63,416	63,416	450,000	114,850	114,850	450,000	215,118	215,118	450,000
18	66,280	66,280	450,000	124,749	124,749	450,000	244,009	244,009	450,000
19	69,002	69,002	450,000	135,103	135,103	450,000	276,234	276,234	450,000
20	71,576	71,576	450,000	145,937	145,937	450,000	312,206	312,206	450,000
25	81,987	81,987	450,000	208,805	208,805	450,000	565,571	565,571	656,062
30	83,700	83,700	450,000	287,766	287,766	450,000	995,404	995,404	1,065,082
35	65,008	65,008	450,000	389,273	389,273	450,000	1,724,611	1,724,611	1,810,842
40	4,023	4,023	450,000	527,983	527,983	554,383	2,947,083	2,947,083	3,094,437
45	**	**	**	701,247	701,247	736,309	4,971,401	4,971,401	5,219,971
50	**	**	**	922,721	922,721	931,948	8,374,818	8,374,818	8,458,567
55	**	**	**	1,214,497	1,214,497	1,226,642	14,204,481	14,204,481	14,346,526
60	**	**	**	1,584,555	1,584,555	1,600,401	24,004,671	24,004,671	24,244,718
65	**	**	**	2,053,176	2,053,176	2,073,708	40,449,217	40,449,217	40,853,709
70	**	**	**	2,645,154	2,645,154	2,671,605	67,980,108	67,980,108	68,659,909
75	**	**	**	3,381,086	3,381,086	3,414,897	113,955,715	113,955,715	115,095,272
76	**	**	**	3,545,623	3,545,623	3,581,079	126,319,012	126,319,012	127,582,202

Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.
7.	The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of
-1.590%, 4.359% and 10.308%, respectively, during years one through ten, -0.800%, 5.197% and 11.194% respectively, during years eleven through twenty, and -0.750%, 5.250% and 11.250%, respectively, during years twenty-one and thereafter.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (With a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,795 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Guaranteed Maximum Charges

	0% Hypothetical Gross Investment Return (-1.738% Net)			6% Hypothetical Gross Investment Return (4.203% Net)			12% Hypothetical Gross Investment Return (10.143% Net)
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	3,912	4,056	450,000	4,188	4,333	450,000	4,465	4,610	450,000
2	7,668	7,958	450,000	8,463	8,753	450,000	9,292	9,582	450,000
3	11,265	11,265	450,000	12,822	12,822	450,000	14,512	14,512	450,000
4	14,748	14,748	450,000	17,314	17,314	450,000	20,215	20,215	450,000
5	18,112	18,112	450,000	21,939	21,939	450,000	26,442	26,442	450,000
6	21,331	21,331	450,000	26,674	26,674	450,000	33,220	33,220	450,000
7	24,391	24,391	450,000	31,508	31,508	450,000	40,594	40,594	450,000
8	27,253	27,253	450,000	36,407	36,407	450,000	48,588	48,588	450,000
9	29,911	29,911	450,000	41,364	41,364	450,000	57,260	57,260	450,000
10	32,323	32,323	450,000	46,342	46,342	450,000	66,647	66,647	450,000
11	34,613	34,613	450,000	51,472	51,472	450,000	76,971	76,971	450,000
12	36,612	36,612	450,000	56,589	56,589	450,000	88,157	88,157	450,000
13	38,308	38,308	450,000	61,679	61,679	450,000	100,295	100,295	450,000
14	39,745	39,745	450,000	66,786	66,786	450,000	113,544	113,544	450,000
15	40,892	40,892	450,000	71,883	71,883	450,000	128,009	128,009	450,000
16	41,911	41,911	450,000	77,144	77,144	450,000	144,027	144,027	450,000
17	42,516	42,516	450,000	82,296	82,296	450,000	161,516	161,516	450,000
18	42,622	42,622	450,000	87,260	87,260	450,000	180,611	180,611	450,000
19	42,171	42,171	450,000	91,984	91,984	450,000	201,504	201,504	450,000
20	41,135	41,135	450,000	96,442	96,442	450,000	224,445	224,445	450,000
25	26,215	26,215	450,000	113,859	113,859	450,000	382,263	382,263	450,000
30	**	**	**	115,657	115,657	450,000	646,244	646,244	691,481
35	**	**	**	75,906	75,906	450,000	1,071,255	1,071,255	1,124,817
40	**	**	**	**	**	**	1,736,537	1,736,537	1,823,364
45	**	**	**	**	**	**	2,751,640	2,751,640	2,889,222
50	**	**	**	**	**	**	4,359,406	4,359,406	4,403,000
55	**	**	**	**	**	**	7,009,003	7,009,003	7,079,093
60	**	**	**	**	**	**	11,186,759	11,186,759	11,298,627
65	**	**	**	**	**	**	17,704,639	17,704,639	17,881,685
70	**	**	**	**	**	**	27,720,064	27,720,064	27,997,265
75	**	**	**	**	**	**	43,301,819	43,301,819	43,734,837
76	**	**	**	**	**	**	47,336,580	47,336,580	47,809,946

Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (Without a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,673 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Current Charges

	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	4,775	4,775	450,000	5,081	5,081	450,000	5,388	5,388	450,000
2	9,400	9,400	450,000	10,310	10,310	450,000	11,259	11,259	450,000
3	13,885	13,885	450,000	15,706	15,706	450,000	17,678	17,678	450,000
4	18,258	18,258	450,000	21,304	21,304	450,000	24,737	24,737	450,000
5	22,537	22,537	450,000	27,132	27,132	450,000	32,524	32,524	450,000
6	26,726	26,726	450,000	33,207	33,207	450,000	41,126	41,126	450,000
7	30,829	30,829	450,000	39,546	39,546	450,000	50,641	50,641	450,000
8	34,867	34,867	450,000	46,183	46,183	450,000	61,192	61,192	450,000
9	38,826	38,826	450,000	53,120	53,120	450,000	72,883	72,883	450,000
10	42,677	42,677	450,000	60,345	60,345	450,000	85,817	85,817	450,000
11	46,495	46,495	450,000	67,981	67,981	450,000	100,296	100,296	450,000
12	50,129	50,129	450,000	75,878	75,878	450,000	116,291	116,291	450,000
13	53,570	53,570	450,000	84,043	84,043	450,000	133,981	133,981	450,000
14	56,840	56,840	450,000	92,516	92,516	450,000	153,595	153,595	450,000
15	59,950	59,950	450,000	101,328	101,328	450,000	175,376	175,376	450,000
16	63,132	63,132	450,000	110,741	110,741	450,000	199,838	199,838	450,000
17	66,154	66,154	450,000	120,557	120,557	450,000	227,070	227,070	450,000
18	69,008	69,008	450,000	130,797	130,797	450,000	257,413	257,413	450,000
19	71,685	71,685	450,000	141,483	141,483	450,000	291,258	291,258	450,000
20	74,175	74,175	450,000	152,643	152,643	450,000	329,047	329,047	450,000
25	83,999	83,999	450,000	217,092	217,092	450,000	593,564	593,564	688,535
30	85,163	85,163	450,000	298,428	298,428	450,000	1,042,000	1,042,000	1,114,940
35	65,973	65,973	450,000	403,991	403,991	450,000	1,802,769	1,802,769	1,892,907
40	4,514	4,514	450,000	546,895	546,895	574,240	3,078,134	3,078,134	3,232,040
45	**	**	**	724,567	724,567	760,796	5,190,005	5,190,005	5,449,505
50	**	**	**	951,684	951,684	961,200	8,740,625	8,740,625	8,828,031
55	**	**	**	1,250,948	1,250,948	1,263,457	14,822,471	14,822,471	14,970,696
60	**	**	**	1,630,488	1,630,488	1,646,793	25,046,594	25,046,594	25,297,060
65	**	**	**	2,111,103	2,111,103	2,132,214	42,202,481	42,202,481	42,624,506
70	**	**	**	2,718,219	2,718,219	2,745,401	70,924,266	70,924,266	71,633,509
75	**	**	**	3,473,464	3,473,464	3,508,198	118,889,354	118,889,354	120,078,248
76	**	**	**	3,642,501	3,642,501	3,678,926	131,787,920	131,787,920	133,105,799

Assumptions:
1.Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.
7.	The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of
-0.899%, 5.092% and 11.083%, respectively, during years one through ten, and -0.750%, 5.250% and 11.250%, respectively, during year eleven and thereafter.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (Without a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,673 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Guaranteed Maximum Charges

	0% Hypothetical Gross Investment Return (-1.738% Net)			6% Hypothetical Gross Investment Return (4.203% Net)			12% Hypothetical Gross Investment Return (10.143% Net)
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	3,939	3,939	450,000	4,217	4,217	450,000	4,496	4,496	450,000
2	7,722	7,722	450,000	8,522	8,522	450,000	9,357	9,357	450,000
3	11,345	11,345	450,000	12,913	12,913	450,000	14,614	14,614	450,000
4	14,855	14,855	450,000	17,438	17,438	450,000	20,358	20,358	450,000
5	18,245	18,245	450,000	22,098	22,098	450,000	26,631	26,631	450,000
6	21,490	21,490	450,000	26,869	26,869	450,000	33,460	33,460	450,000
7	24,574	24,574	450,000	31,741	31,741	450,000	40,890	40,890	450,000
8	27,462	27,462	450,000	36,679	36,679	450,000	48,945	48,945	450,000
9	30,144	30,144	450,000	41,679	41,679	450,000	57,686	57,686	450,000
10	32,581	32,581	450,000	46,700	46,700	450,000	67,149	67,149	450,000
11	34,751	34,751	450,000	51,725	51,725	450,000	77,397	77,397	450,000
12	36,634	36,634	450,000	56,731	56,731	450,000	88,500	88,500	450,000
13	38,213	38,213	450,000	61,705	61,705	450,000	100,546	100,546	450,000
14	39,536	39,536	450,000	66,691	66,691	450,000	113,691	113,691	450,000
15	40,569	40,569	450,000	71,660	71,660	450,000	128,043	128,043	450,000
16	41,474	41,474	450,000	76,786	76,786	450,000	143,935	143,935	450,000
17	41,966	41,966	450,000	81,796	81,796	450,000	161,283	161,283	450,000
18	41,959	41,959	450,000	86,610	86,610	450,000	180,221	180,221	450,000
19	41,394	41,394	450,000	91,175	91,175	450,000	200,938	200,938	450,000
20	40,245	40,245	450,000	95,462	95,462	450,000	223,682	223,682	450,000
25	24,730	24,730	450,000	111,831	111,831	450,000	380,064	380,064	450,000
30	**	**	**	112,025	112,025	450,000	641,933	641,933	686,869
35	**	**	**	69,370	69,370	450,000	1,063,568	1,063,568	1,116,746
40	**	**	**	**	**	**	1,723,556	1,723,556	1,809,734
45	**	**	**	**	**	**	2,730,568	2,730,568	2,867,096
50	**	**	**	**	**	**	4,325,519	4,325,519	4,368,774
55	**	**	**	**	**	**	6,954,018	6,954,018	7,023,559
60	**	**	**	**	**	**	11,098,504	11,098,504	11,209,489
65	**	**	**	**	**	**	17,564,470	17,564,470	17,740,115
70	**	**	**	**	**	**	27,500,114	27,500,114	27,775,115
75	**	**	**	**	**	**	42,957,925	42,957,925	43,387,504
76	**	**	**	**	**	**	46,960,642	46,960,642	47,430,248

Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

PLEASE NOTE:  The hypothetical gross investment rates of return shown in each of the above tables are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Underlying Mutual Funds.  The Accumulated Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson or any Underlying Mutual Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FINANCIAL STATEMENTS

In the pages that follow are the financial statements of JNL Separate Account IV as of December 31, 2009 and Jackson as of December 31, 2009, 2008, and 2007, and the accompanying Independent Registered Public Accounting Firm's Reports.  The financial statements of Jackson included herein should be considered only as bearing upon the ability of Jackson to meet its obligations under the Policies.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2009

					JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit Suisse	JNL/
	JNL/AIM Global	JNL/AIM	JNL/AIM	JNL/AIM	Guardian Global	Guardian Global	Guardian	Guardian U.S.	Commodity	Credit Suisse
	Real Estate	International	Large Cap	Small Cap	Balanced	Diversified	International Small	Growth Equity	Securities	Long/Short
	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Research Portfolio	Cap Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments, at value (a)	$ 400,719	$ 380,388	$ 583,853	$ 150,143	$ 404,373	$ 326,974	$ 218,126	$ 307,622	$ 538,005	$ 62,178
Receivables:
Investment securities sold	582	464	150	10	6	86	5	47	96	27
Sub-account units sold	1,098	12	658	3	-	-	769	2	-	-
Total assets	402,399	380,864	584,661	150,156	404,379	327,060	218,900	307,671	538,101	62,205

Liabilities
Payables:
Investment securities purchased	1,098	12	658	3	-	-	769	2	-	-
Sub-account units redeemed	573	457	136	7	-	80	-	41	84	26
Insurance fees due to Jackson	9	7	14	3	6	6	5	6	12	1
Total liabilities	1,680	476	808	13	6	86	774	49	96	27
Net assets (Note 6)	$ 400,719	$ 380,388	$ 583,853	$ 150,143	$ 404,373	$ 326,974	$ 218,126	$ 307,622	$ 538,005	$ 62,178

(a) Investment shares	52,865	39,296	53,961	14,634	44,881	15,533	31,704	16,165	56,992	8,160
Investments at cost	$ 443,261	$ 419,928	$ 611,325	$ 156,138	$ 427,968	$ 319,345	$ 213,810	$ 290,051	$ 493,383	$ 60,693

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2009

			JNL/Franklin			JNL/Franklin	JNL/	JNL/Goldman	JNL/
	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	JNL/Ivy
	Core Equity	SmallCap Equity	Global Growth	Templeton	Templeton Mutual	Small Cap	Core Plus	Markets Debt	Mid Cap	Asset Strategy
	Portfolio	Portfolio	Portfolio	Income Portfolio	Shares Portfolio	Value Portfolio	Bond Portfolio	Portfolio	Value Portfolio	Portfolio
Assets
Investments, at value (a)	$ 93,978	$ 239,833	$ 219,168	$ 388,125	$ 281,907	$ 235,436	$ 241,057	$ 78,148	$ 258,116	$ 98,866
Receivables:
Investment securities sold	2	223	31	1,578	42	100	22	9	76	5
Sub-account units sold	-	-	19	18	18	-	-	878	-	-
Total assets	93,980	240,056	219,218	389,721	281,967	235,536	241,079	79,035	258,192	98,871

Liabilities
Payables:
Investment securities purchased	-	-	19	18	18	-	-	878	-	-
Sub-account units redeemed	-	218	26	1,569	36	95	17	7	70	3
Insurance fees due to Jackson	2	5	5	9	6	5	5	2	6	2
Total liabilities	2	223	50	1,596	60	100	22	887	76	5
Net assets (Note 6)	$ 93,978	$ 239,833	$ 219,168	$ 388,125	$ 281,907	$ 235,436	$ 241,057	$ 78,148	$ 258,116	$ 98,866

(a) Investment shares	13,719	14,624	28,649	43,221	36,899	27,124	20,377	6,556	30,154	9,497
Investments at cost	$ 127,993	$ 231,249	$ 217,989	$ 400,651	$ 275,540	$ 232,114	$ 239,409	$ 74,506	$ 300,680	$ 98,713

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2009

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Small Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Equity Portfolio	Portfolio	Portfolio	25 Portfolio	Portfolio
Assets
Investments, at value (a)	$ 543,651	$ 108,345	$ 558,264	$ 774,641	$ 153,357	$ -	$ 160,416	$ 11,335	$ 252,574	$ 937,381
Receivables:
Investment securities sold	102	458	130	365	11	-	4	-	577	105
Sub-account units sold	82	-	-	1,647	-	-	-	-	27	79
Total assets	543,835	108,803	558,394	776,653	153,368	-	160,420	11,335	253,178	937,565

Liabilities
Payables:
Investment securities purchased	82	-	-	1,647	-	-	-	-	27	79
Sub-account units redeemed	92	455	119	349	8	-	-	-	571	88
Insurance fees due to Jackson	10	3	11	16	3	-	4	-	6	17
Total liabilities	184	458	130	2,012	11	-	4	-	604	184
Net assets (Note 6)	$ 543,651	$ 108,345	$ 558,264	$ 774,641	$ 153,357	$ -	$ 160,416	$ 11,335	$ 252,574	$ 937,381

(a) Investment shares	74,371	6,717	43,343	77,619	16,092	-	13,042	993	24,147	80,050
Investments at cost	$ 657,228	$ 111,403	$ 563,551	$ 705,406	$ 186,393	$ -	$ 148,115	$ 11,324	$ 265,835	$ 928,478

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2009

				JNL/MCM
	JNL/MCM	JNL/MCM	JNL/MCM	Enhanced	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Communications	Consumer Brands	Dow Dividend	S&P 500 Stock	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Sector Portfolio	Portfolio	Index Portfolio	Portfolio	Sector Portfolio	Portfolio	Sector Portfolio	Index Portfolio	Portfolio
Assets
Investments, at value (a)	$ 109,496	$ 10,371	$ 97,100	$ -	$ 5,586	$ 225,907	$ 10,382	$ 239,731	$ 941,435	$ 8,677,364
Receivables:
Investment securities sold	2	-	67	-	-	50	5	10	128	1,198
Sub-account units sold	-	-	-	-	-	-	-	-	791	13,038
Total assets	109,498	10,371	97,167	-	5,586	225,957	10,387	239,741	942,354	8,691,600

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	791	13,038
Sub-account units redeemed	-	-	65	-	-	45	5	5	108	1,002
Insurance fees due to Jackson	2	-	2	-	-	5	-	5	20	196
Total liabilities	2	-	67	-	-	50	5	10	919	14,236
Net assets (Note 6)	$ 109,496	$ 10,371	$ 97,100	$ -	$ 5,586	$ 225,907	$ 10,382	$ 239,731	$ 941,435	$ 8,677,364

(a) Investment shares	39,529	1,268	18,460	-	494	35,353	1,050	21,774	76,789	1,141,758
Investments at cost	$ 133,245	$ 10,620	$ 91,755	$ -	$ 5,081	$ 238,562	$ 10,532	$ 253,767	$ 969,463	$ 11,385,393

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2009

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio
Assets
Investments, at value (a)	$ 952,911	$ 11,360	$ 138,591	$ 874,631	$ 16,357	$ 30,344	$ 658,517	$ 1,435,683	$ 188,206	$ 100,215
Receivables:
Investment securities sold	326	1	383	202	2	4	1,409	178	69	3
Sub-account units sold	79	-	-	71	-	-	215	913	-	15
Total assets	953,316	11,361	138,974	874,904	16,359	30,348	660,141	1,436,774	188,275	100,233

Liabilities
Payables:
Investment securities purchased	79	-	-	71	-	-	215	913	-	15
Sub-account units redeemed	305	1	380	183	2	3	1,396	144	66	1
Insurance fees due to Jackson	21	-	3	19	-	1	13	34	3	2
Total liabilities	405	1	383	273	2	4	1,624	1,091	69	18
Net assets (Note 6)	$ 952,911	$ 11,360	$ 138,591	$ 874,631	$ 16,357	$ 30,344	$ 658,517	$ 1,435,683	$ 188,206	$ 100,215

(a) Investment shares	120,165	1,505	19,169	38,193	1,450	3,885	58,276	150,491	20,237	10,374
Investments at cost	$ 1,036,225	$ 10,145	$ 148,201	$ 1,011,244	$ 16,493	$ 26,851	$ 666,429	$ 1,436,866	$ 162,457	$ 130,621

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2009

					JNL/					JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth	Asia ex-Japan	China-India	Real Return	Total Return	Core Equity
	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Bond Portfolio	Portfolio
Assets
Investments, at value (a)	$ 681,566	$ 389,451	$ 107,836	$ 779,141	$ 467,538	$ 51,061	$ 238,403	$ 237,031	$ 1,508,256	$ -
Receivables:
Investment securities sold	192	9	553	50	642	5	105	620	762	-
Sub-account units sold	51	-	7	258	-	-	-	549	198	-
Total assets	681,809	389,460	108,396	779,449	468,180	51,066	238,508	238,200	1,509,216	-

Liabilities
Payables:
Investment securities purchased	51	-	7	258	-	-	-	549	198	-
Sub-account units redeemed	178	-	551	33	632	4	101	615	730	-
Insurance fees due to Jackson	14	9	2	17	10	1	4	5	32	-
Total liabilities	243	9	560	308	642	5	105	1,169	960	-
Net assets (Note 6)	$ 681,566	$ 389,451	$ 107,836	$ 779,141	$ 467,538	$ 51,061	$ 238,403	$ 237,031	$ 1,508,256	$ -

(a) Investment shares	67,216	59,824	19,678	125,668	50,654	6,265	30,801	20,364	117,010	-
Investments at cost	$ 639,125	$ 310,175	$ 105,049	$ 1,022,235	$ 554,873	$ 45,395	$ 218,483	$ 233,276	$ 1,523,088	$ -

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2009

	JNL/	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select
	High Yield	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Balanced
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments, at value (a)	$ 460,953	$ 7,986	$ 202	$ 42,882	$ 72,096	$ 49,727	$ 158,127	$ 108,021	$ 55,004	$ 853,219
Receivables:
Investment securities sold	75	-	-	1	35	66	13	16	70	36
Sub-account units sold	549	-	-	-	-	-	4	-	-	32
Total assets	461,577	7,986	202	42,883	72,131	49,793	158,144	108,037	55,074	853,287

Liabilities
Payables:
Investment securities purchased	549	-	-	-	-	-	4	-	-	32
Sub-account units redeemed	65	-	-	-	33	65	9	14	69	17
Insurance fees due to Jackson	10	-	-	1	2	1	4	2	1	19
Total liabilities	624	-	-	1	35	66	17	16	70	68
Net assets (Note 6)	$ 460,953	$ 7,986	$ 202	$ 42,882	$ 72,096	$ 49,727	$ 158,127	$ 108,021	$ 55,004	$ 853,219

(a) Investment shares	68,391	968	24	4,084	8,967	5,003	18,176	11,023	6,038	55,802
Investments at cost	$ 427,469	$ 7,207	$ 190	$ 42,318	$ 68,030	$ 45,265	$ 138,336	$ 105,010	$ 53,942	$ 892,606

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2009

	JNL/Select	JNL/	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	Money Market	Select Value	Price Established	Price Mid-Cap	Price Short-Term	Price Value
	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Bond Portfolio	Portfolio
Assets
Investments, at value (a)	$ 2,156,064	$ 589,951	$ 918,281	$ 778,305	$ 211,341	$ 548,282
Receivables:
Investment securities sold	42	100	1,762	970	30	604
Sub-account units sold	-	638	-	-	239	-
Total assets	2,156,106	590,689	920,043	779,275	211,610	548,886

Liabilities
Payables:
Investment securities purchased	-	638	-	-	239	-
Sub-account units redeemed	-	91	1,741	953	25	593
Insurance fees due to Jackson	42	9	21	17	5	11
Total liabilities	42	738	1,762	970	269	604
Net assets (Note 6)	$ 2,156,064	$ 589,951	$ 918,281	$ 778,305	$ 211,341	$ 548,282

(a) Investment shares	2,156,064	37,697	49,988	32,175	21,654	56,699
Investments at cost	$ 2,156,064	$ 610,705	$ 849,131	$ 780,548	$ 214,476	$ 665,780

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2009

					JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit Suisse	JNL/
	JNL/AIM Global	JNL/AIM	JNL/AIM	JNL/AIM	Guardian Global	Guardian Global	Guardian	Guardian U.S.	Commodity	Credit Suisse
	Real Estate	International	Large Cap	Small Cap	Balanced	Diversified	International Small	Growth Equity	Securities	Long/Short
	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Research Portfolio	Cap Portfolio	Portfolio	Portfolio	Portfolio
Investment income
Dividends	$ 7,587	$ 6,548	$ 2,202	$ -	$ 8,484	$ 4,716	$ 2,623	$ 618	$ 4,219	$ 426

Expenses
Insurance charges (Note 3)	2,643	2,016	3,998	922	1,508	1,604	753	1,148	2,739	338
Total expenses	2,643	2,016	3,998	922	1,508	1,604	753	1,148	2,739	338
Net investment income (loss)	4,944	4,532	(1,796)	(922)	6,976	3,112	1,870	(530)	1,480	88

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-	-	-	-
Investments	(127,757)	(43,552)	(39,270)	(16,214)	(14,350)	(13,600)	(3,504)	(4,623)	(75,544)	(4,393)
Net change in unrealized appreciation
(depreciation) on investments	219,437	121,599	144,289	53,162	62,321	86,845	31,671	55,571	203,690	14,111
Net realized and unrealized gain (loss)	91,680	78,047	105,019	36,948	47,971	73,245	28,167	50,948	128,146	9,718

Net increase (decrease) in net assets
from operations	$ 96,624	$ 82,579	$ 103,223	$ 36,026	$ 54,947	$ 76,357	$ 30,037	$ 50,418	$ 129,626	$ 9,806

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2009

			JNL/Franklin			JNL/Franklin	JNL/	JNL/Goldman	JNL/
	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	JNL/Ivy
	Core Equity	SmallCap Equity	Global Growth	Templeton	Templeton Mutual	Small Cap	Core Plus	Markets Debt	Mid Cap	Asset Strategy
	Portfolio	Portfolio	Portfolio	Income Portfolio	Shares Portfolio	Value Portfolio	Bond Portfolio	Portfolio	Value Portfolio	Portfolio(a)
Investment income
Dividends	$ 1,043	$ -	$ 3,492	$ 22,045	$ 8,905	$ 1,729	$ 9,997	$ 68	$ 2,730	$ -

Expenses
Insurance charges (Note 3)	659	1,616	1,348	2,251	1,349	1,359	1,721	249	1,994	75
Total expenses	659	1,616	1,348	2,251	1,349	1,359	1,721	249	1,994	75
Net investment income (loss)	384	(1,616)	2,144	19,794	7,556	370	8,276	(181)	736	(75)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	891	-	-	-
Investments	(15,152)	(29,515)	(16,140)	(18,391)	(9,869)	(45,220)	(2,890)	2,192	(60,002)	(26)
Net change in unrealized appreciation
(depreciation) on investments	37,383	96,930	63,933	74,783	47,936	87,201	19,993	3,627	118,633	153
Net realized and unrealized gain (loss)	22,231	67,415	47,793	56,392	38,067	41,981	17,994	5,819	58,631	127

Net increase (decrease) in net assets
from operations	$ 22,615	$ 65,799	$ 49,937	$ 76,186	$ 45,623	$ 42,351	$ 26,270	$ 5,638	$ 59,367	$ 52

(a) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2009

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Small Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Equity Portfolio(a)	Portfolio	Portfolio	25 Portfolio	Portfolio
Investment income
Dividends	$ 20,492	$ -	$ 13,999	$ 11,111	$ 1,179	$ 1,339	$ 579	$ 76	$ 10,219	$ 24,312

Expenses
Insurance charges (Note 3)	3,144	792	6,028	3,577	1,089	303	410	10	1,544	4,604
Total expenses	3,144	792	6,028	3,577	1,089	303	410	10	1,544	4,604
Net investment income (loss)	17,348	(792)	7,971	7,534	90	1,036	169	66	8,675	19,708

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	822	-	-	623
Investments	(167,439)	(9,478)	38,705	(36,357)	(66,318)	(117,424)	457	-	(8,830)	2,527
Net change in unrealized appreciation
(depreciation) on investments	262,201	42,834	(34,503)	263,459	107,727	109,265	12,301	12	81,046	12,094
Net realized and unrealized gain (loss)	94,762	33,356	4,202	227,102	41,409	(8,159)	13,580	12	72,216	15,244

Net increase (decrease) in net assets
from operations	$ 112,110	$ 32,564	$ 12,173	$ 234,636	$ 41,499	$ (7,123)	$ 13,749	$ 78	$ 80,891	$ 34,952

(a) The period is from January 1, 2009 through acquisition April 3, 2009.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2009

				JNL/MCM
	JNL/MCM	JNL/MCM	JNL/MCM	Enhanced	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Communications	Consumer Brands	Dow Dividend	S&P 500 Stock	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Sector Portfolio	Portfolio	Index Portfolio(a)	Portfolio	Sector Portfolio	Portfolio(b)	Sector Portfolio	Index Portfolio	Portfolio
Investment income
Dividends	$ 4,363	$ 55	$ 6,670	$ 4,306	$ 135	$ 3,192	$ -	$ 3,114	$ 20,814	$ 298,426

Expenses
Insurance charges (Note 3)	693	69	424	281	18	1,254	12	1,643	6,257	60,655
Total expenses	693	69	424	281	18	1,254	12	1,643	6,257	60,655
Net investment income (loss)	3,670	(14)	6,246	4,025	117	1,938	(12)	1,471	14,557	237,771

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	291	-	-	7,509	61	-
Investments	(23,366)	(3,963)	(4,440)	(117,779)	209	(49,817)	(1)	(11,191)	(100,476)	(1,220,739)
Net change in unrealized appreciation
(depreciation) on investments	39,865	5,915	18,072	103,741	504	83,209	(150)	42,228	303,137	2,689,008
Net realized and unrealized gain (loss)	16,499	1,952	13,632	(14,038)	1,004	33,392	(151)	38,546	202,722	1,468,269

Net increase (decrease) in net assets
from operations	$ 20,169	$ 1,938	$ 19,878	$ (10,013)	$ 1,121	$ 35,330	$ (163)	$ 40,017	$ 217,279	$ 1,706,040

(a) The period is from January 1, 2009 through acquisition April 3, 2009.
(b) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2009

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio
Investment income
Dividends	$ 23,342	$ -	$ 5,824	$ 8,808	$ 198	$ 77	$ 7,368	$ 19,405	$ 1,288	$ 1,152

Expenses
Insurance charges (Note 3)	6,260	133	903	5,689	28	150	3,624	9,661	719	687
Total expenses	6,260	133	903	5,689	28	150	3,624	9,661	719	687
Net investment income (loss)	17,082	(133)	4,921	3,119	170	(73)	3,744	9,744	569	465

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	58,366	629	-	-	-	-	-
Investments	(81,814)	1,281	(13,934)	(108,525)	228	159	(51,866)	(80,014)	2,520	(21,344)
Net change in unrealized appreciation
(depreciation) on investments	326,237	4,525	49,581	179,205	(231)	4,407	217,317	364,452	46,238	27,073
Net realized and unrealized gain (loss)	244,423	5,806	35,647	129,046	626	4,566	165,451	284,438	48,758	5,729

Net increase (decrease) in net assets
from operations	$ 261,505	$ 5,673	$ 40,568	$ 132,165	$ 796	$ 4,493	$ 169,195	$ 294,182	$ 49,327	$ 6,194

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2009

					JNL/					JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth	Asia ex-Japan	China-India	Real Return	Total Return	Core Equity
	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Bond Portfolio	Portfolio(a)
Investment income
Dividends	$ 5,611	$ 509	$ 835	$ 12,844	$ 6,475	$ 2	$ -	$ 5,800	$ 34,104	$ 1,933

Expenses
Insurance charges (Note 3)	3,712	2,326	844	5,510	2,836	172	790	1,749	9,541	137
Total expenses	3,712	2,326	844	5,510	2,836	172	790	1,749	9,541	137
Net investment income (loss)	1,899	(1,817)	(9)	7,334	3,639	(170)	(790)	4,051	24,563	1,796

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	3,286	-	-	-	22,885	-	-	-	34,269	-
Investments	(34,956)	6,232	(26,174)	(163,688)	(41,218)	1,766	4,430	(9,155)	30,833	(7,103)
Net change in unrealized appreciation
(depreciation) on investments	182,924	140,415	46,057	313,511	138,464	9,935	32,930	31,458	57,331	10,827
Net realized and unrealized gain (loss)	151,254	146,647	19,883	149,823	120,131	11,701	37,360	22,303	122,433	3,724

Net increase (decrease) in net assets
from operations	$ 153,153	$ 144,830	$ 19,874	$ 157,157	$ 123,770	$ 11,531	$ 36,570	$ 26,354	$ 146,996	$ 5,520

(a) The period is from January 1, 2009 through acquisition September 25, 2009.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2009

	JNL/	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select
	High Yield	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Balanced
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment income
Dividends	$ 24,215	$ 41	$ 1	$ 1,932	$ 1,892	$ 5	$ 38	$ 19	$ 8	$ 19,481

Expenses
Insurance charges (Note 3)	2,293	29	8	226	231	366	555	676	305	6,024
Total expenses	2,293	29	8	226	231	366	555	676	305	6,024
Net investment income (loss)	21,922	12	(7)	1,706	1,661	(361)	(517)	(657)	(297)	13,457

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	91	-	-	-	-	-
Investments	5,165	157	(12,881)	(1,605)	4,811	7,688	(8,686)	13,128	(3,555)	(27,797)
Net change in unrealized appreciation
(depreciation) on investments	70,195	821	11,732	10,672	4,531	4,638	17,742	8,942	764	147,799
Net realized and unrealized gain (loss)	75,360	978	(1,149)	9,067	9,433	12,326	9,056	22,070	(2,791)	120,002

Net increase (decrease) in net assets
from operations	$ 97,282	$ 990	$ (1,156)	$ 10,773	$ 11,094	$ 11,965	$ 8,539	$ 21,413	$ (3,088)	$ 133,459

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

					JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit Suisse	JNL/
	JNL/AIM Global	JNL/AIM	JNL/AIM	JNL/AIM	Guardian Global	Guardian Global	Guardian	Guardian U.S.	Commodity	Credit Suisse
	Real Estate	International	Large Cap	Small Cap	Balanced	Diversified	International Small	Growth Equity	Securities	Long/Short
	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Research Portfolio	Cap Portfolio	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$ 4,944	$ 4,532	$ (1,796)	$ (922)	$ 6,976	$ 3,112	$ 1,870	$ (530)	$ 1,480	$ 88
Net realized gain (loss) on investments	(127,757)	(43,552)	(39,270)	(16,214)	(14,350)	(13,600)	(3,504)	(4,623)	(75,544)	(4,393)
Net change in unrealized appreciation
(depreciation) on investments	219,437	121,599	144,289	53,162	62,321	86,845	31,671	55,571	203,690	14,111
Net increase (decrease) in net assets
from operations	96,624	82,579	103,223	36,026	54,947	76,357	30,037	50,418	129,626	9,806

Contract transactions 1
Policy purchase payments	87,969	55,778	55,994	30,170	39,799	32,464	6,589	25,030	71,746	16,663
Policy withdrawals	(16,560)	(30,262)	(7,723)	(2,100)	(12,432)	(7,793)	-	(6,500)	(11,951)	(164)
Transfers between portfolios	(24,471)	72,429	62,254	(2,585)	152,040	83,669	153,005	175,990	107,918	13,884
Policyholder charges	(35,201)	(22,906)	(32,241)	(8,768)	(14,582)	(17,355)	(6,121)	(16,064)	(29,295)	(3,303)
Net increase (decrease) in net assets from
contract transactions	11,737	75,039	78,284	16,717	164,825	90,985	153,473	178,456	138,418	27,080

Net increase (decrease) in net assets	108,361	157,618	181,507	52,743	219,772	167,342	183,510	228,874	268,044	36,886

Net assets beginning of period	292,358	222,770	402,346	97,400	184,601	159,632	34,616	78,748	269,961	25,292

Net assets end of period	$ 400,719	$ 380,388	$ 583,853	$ 150,143	$ 404,373	$ 326,974	$ 218,126	$ 307,622	$ 538,005	$ 62,178

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	34,250	17,878	43,256	9,737	18,730	8,164	7,375	4,025	40,237	3,774

Units Issued	27,051	9,440	22,263	6,925	20,470	7,678	30,888	10,448	50,134	6,833
Units Redeemed	(25,605)	(5,723)	(14,585)	(5,413)	(6,028)	(4,026)	(9,260)	(2,930)	(36,450)	(3,122)

Units Outstanding at December 31, 2009	35,696	21,595	50,934	11,249	33,172	11,816	29,003	11,543	53,921	7,485

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

					JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit Suisse	JNL/
	JNL/AIM Global	JNL/AIM	JNL/AIM	JNL/AIM	Guardian Global	Guardian Global	Guardian	Guardian U.S.	Commodity	Credit Suisse
	Real Estate	International	Large Cap	Small Cap	Balanced	Diversified	International Small	Growth Equity	Securities	Long/Short
	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Research Portfolio	Cap Portfolio	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$ 4,944	$ 4,532	$ (1,796)	$ (922)	$ 6,976	$ 3,112	$ 1,870	$ (530)	$ 1,480	$ 88
Net realized gain (loss) on investments	(127,757)	(43,552)	(39,270)	(16,214)	(14,350)	(13,600)	(3,504)	(4,623)	(75,544)	(4,393)
Net change in unrealized appreciation
(depreciation) on investments	219,437	121,599	144,289	53,162	62,321	86,845	31,671	55,571	203,690	14,111
Net increase (decrease) in net assets
from operations	96,624	82,579	103,223	36,026	54,947	76,357	30,037	50,418	129,626	9,806

Contract transactions 1
Policy purchase payments	87,969	55,778	55,994	30,170	39,799	32,464	6,589	25,030	71,746	16,663
Policy withdrawals	(16,560)	(30,262)	(7,723)	(2,100)	(12,432)	(7,793)	-	(6,500)	(11,951)	(164)
Transfers between portfolios	(24,471)	72,429	62,254	(2,585)	152,040	83,669	153,005	175,990	107,918	13,884
Policyholder charges	(35,201)	(22,906)	(32,241)	(8,768)	(14,582)	(17,355)	(6,121)	(16,064)	(29,295)	(3,303)
Net increase (decrease) in net assets from
contract transactions	11,737	75,039	78,284	16,717	164,825	90,985	153,473	178,456	138,418	27,080

Net increase (decrease) in net assets	108,361	157,618	181,507	52,743	219,772	167,342	183,510	228,874	268,044	36,886

Net assets beginning of period	292,358	222,770	402,346	97,400	184,601	159,632	34,616	78,748	269,961	25,292

Net assets end of period	$ 400,719	$ 380,388	$ 583,853	$ 150,143	$ 404,373	$ 326,974	$ 218,126	$ 307,622	$ 538,005	$ 62,178

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	34,250	17,878	43,256	9,737	18,730	8,164	7,375	4,025	40,237	3,774

Units Issued	27,051	9,440	22,263	6,925	20,470	7,678	30,888	10,448	50,134	6,833
Units Redeemed	(25,605)	(5,723)	(14,585)	(5,413)	(6,028)	(4,026)	(9,260)	(2,930)	(36,450)	(3,122)

Units Outstanding at December 31, 2009	35,696	21,595	50,934	11,249	33,172	11,816	29,003	11,543	53,921	7,485

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

			JNL/Franklin			JNL/Franklin	JNL/	JNL/Goldman	JNL/
	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	JNL/Ivy
	Core Equity	SmallCap Equity	Global Growth	Templeton	Templeton Mutual	Small Cap	Core Plus	Markets Debt	Mid Cap	Asset Strategy
	Portfolio	Portfolio	Portfolio	Income Portfolio	Shares Portfolio	Value Portfolio	Bond Portfolio	Portfolio	Value Portfolio	Portfolio(a)
Operations
Net investment income (loss)	$ 384	$ (1,616)	$ 2,144	$ 19,794	$ 7,556	$ 370	$ 8,276	$ (181)	$ 736	$ (75)
Net realized gain (loss) on investments	(15,152)	(29,515)	(16,140)	(18,391)	(9,869)	(45,220)	(1,999)	2,192	(60,002)	(26)
Net change in unrealized appreciation
(depreciation) on investments	37,383	96,930	63,933	74,783	47,936	87,201	19,993	3,627	118,633	153
Net increase (decrease) in net assets
from operations	22,615	65,799	49,937	76,186	45,623	42,351	26,270	5,638	59,367	52

Contract transactions 1
Policy purchase payments	10,497	39,933	40,104	49,603	53,632	28,222	33,732	9,510	23,195	6,726
Policy withdrawals	(824)	(1,747)	(3,100)	(8,327)	(2,460)	(17,515)	(1,254)	-	(943)	-
Transfers between portfolios	3,210	(30,521)	(3,028)	79,560	91,143	60,163	1,826	64,396	(55,710)	92,401
Policyholder charges	(4,985)	(11,258)	(17,716)	(36,681)	(13,489)	(15,213)	(12,419)	(1,764)	(11,605)	(313)
Net increase (decrease) in net assets from
contract transactions	7,898	(3,593)	16,260	84,155	128,826	55,657	21,885	72,142	(45,063)	98,814

Net increase (decrease) in net assets	30,513	62,206	66,197	160,341	174,449	98,008	48,155	77,780	14,304	98,866

Net assets beginning of period	63,465	177,627	152,971	227,784	107,458	137,428	192,902	368	243,812	-

Net assets end of period	$ 93,978	$ 239,833	$ 219,168	$ 388,125	$ 281,907	$ 235,436	$ 241,057	$ 78,148	$ 258,116	$ 98,866

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	5,004	10,143	25,862	29,409	17,486	17,243	8,969	38	28,861	-

Units Issued	2,030	10,015	15,660	19,333	27,162	20,380	5,435	10,082	5,733	9,677
Units Redeemed	(1,486)	(9,901)	(13,029)	(10,716)	(8,251)	(15,351)	(4,528)	(3,507)	(11,425)	(162)

Units Outstanding at December 31, 2009	5,548	10,257	28,493	38,026	36,397	22,272	9,876	6,613	23,169	9,515

(a) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Small Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Equity Portfolio(a)	Portfolio	Portfolio	25 Portfolio	Portfolio
Operations
Net investment income (loss)	$ 17,348	$ (792)	$ 7,971	$ 7,534	$ 90	$ 1,036	$ 169	$ 66	$ 8,675	$ 19,708
Net realized gain (loss) on investments	(167,439)	(9,478)	38,705	(36,357)	(66,318)	(117,424)	1,279	-	(8,830)	3,150
Net change in unrealized appreciation
(depreciation) on investments	262,201	42,834	(34,503)	263,459	107,727	109,265	12,301	12	81,046	12,094
Net increase (decrease) in net assets
from operations	112,110	32,564	12,173	234,636	41,499	(7,123)	13,749	78	80,891	34,952

Contract transactions 1
Policy purchase payments	122,110	19,068	117,698	61,569	34,115	14,624	301	51	8,130	105,567
Policy withdrawals	(13,820)	(3,219)	(14,030)	(10,650)	(1,896)	-	-	-	(501)	(14,285)
Transfers between portfolios	(95,592)	(9,668)	(409,358)	285,780	(68,369)	(148,465)	150,474	11,251	23,739	397,719
Policyholder charges	(36,544)	(7,852)	(40,772)	(32,240)	(16,755)	(5,007)	(4,108)	(45)	(10,694)	(32,982)
Net increase (decrease) in net assets from
contract transactions	(23,846)	(1,671)	(346,462)	304,459	(52,905)	(138,848)	146,667	11,257	20,674	456,019

Net increase (decrease) in net assets	88,264	30,893	(334,289)	539,095	(11,406)	(145,971)	160,416	11,335	101,565	490,971

Net assets beginning of period	455,387	77,452	892,553	235,546	164,763	145,971	-	-	151,009	446,410

Net assets end of period	$ 543,651	$ 108,345	$ 558,264	$ 774,641	$ 153,357	$ -	$ 160,416	$ 11,335	$ 252,574	$ 937,381

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	42,874	4,951	45,922	33,027	12,457	13,906	-	-	23,066	34,188

Units Issued	20,995	2,112	44,593	61,552	2,759	2,577	13,531	999	6,185	49,331
Units Redeemed	(24,388)	(2,189)	(63,275)	(30,886)	(6,934)	(16,483)	(473)	(4)	(3,875)	(15,395)

Units Outstanding at December 31, 2009	39,481	4,874	27,240	63,693	8,282	-	13,058	995	25,376	68,124

(a) The period is from January 1, 2009 through acquisition April 3, 2009.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

				JNL/MCM
	JNL/MCM	JNL/MCM	JNL/MCM	Enhanced	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Communications	Consumer Brands	Dow Dividend	S&P 500 Stock	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Sector Portfolio	Portfolio	Index Portfolio(a)	Portfolio	Sector Portfolio	Portfolio(b)	Sector Portfolio	Index Portfolio	Portfolio
Operations
Net investment income (loss)	$ 3,670	$ (14)	$ 6,246	$ 4,025	$ 117	$ 1,938	$ (12)	$ 1,471	$ 14,557	$ 237,771
Net realized gain (loss) on investments	(23,366)	(3,963)	(4,440)	(117,779)	500	(49,817)	(1)	(3,682)	(100,415)	(1,220,739)
Net change in unrealized appreciation
(depreciation) on investments	39,865	5,915	18,072	103,741	504	83,209	(150)	42,228	303,137	2,689,008
Net increase (decrease) in net assets
from operations	20,169	1,938	19,878	(10,013)	1,121	35,330	(163)	40,017	217,279	1,706,040

Contract transactions 1
Policy purchase payments	25,463	3,548	22,849	4,838	585	33,237	23	23,734	173,535	1,410,893
Policy withdrawals	(1,789)	(285)	(515)	-	-	(582)	-	(1,381)	(27,151)	(357,376)
Transfers between portfolios	4,297	(6,074)	22,280	(141,404)	4,123	35,913	10,715	(1,924)	69,845	(413,915)
Policyholder charges	(10,230)	(1,027)	(5,688)	(2,911)	(243)	(11,916)	(193)	(14,213)	(64,375)	(669,035)
Net increase (decrease) in net assets from
contract transactions	17,741	(3,838)	38,926	(139,477)	4,465	56,652	10,545	6,216	151,854	(29,433)

Net increase (decrease) in net assets	37,910	(1,900)	58,804	(149,490)	5,586	91,982	10,382	46,233	369,133	1,676,607

Net assets beginning of period	71,586	12,271	38,296	149,490	-	133,925	-	193,498	572,302	7,000,757

Net assets end of period	$ 109,496	$ 10,371	$ 97,100	$ -	$ 5,586	$ 225,907	$ 10,382	$ 239,731	$ 941,435	$ 8,677,364

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	17,834	1,536	7,726	22,479	-	20,961	-	18,617	46,910	856,624

Units Issued	13,497	618	14,219	1,318	624	31,792	1,071	6,611	45,723	231,576
Units Redeemed	(9,554)	(1,141)	(5,733)	(23,797)	(161)	(22,743)	(19)	(6,043)	(32,664)	(227,314)

Units Outstanding at December 31, 2009	21,777	1,013	16,212	-	463	30,010	1,052	19,185	59,969	860,886

(a) The period is from January 1, 2009 through acquisition April 3, 2009.
(b) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio
Operations
Net investment income (loss)	$ 17,082	$ (133)	$ 4,921	$ 3,119	$ 170	$ (73)	$ 3,744	$ 9,744	$ 569	$ 465
Net realized gain (loss) on investments	(81,814)	1,281	(13,934)	(50,159)	857	159	(51,866)	(80,014)	2,520	(21,344)
Net change in unrealized appreciation
(depreciation) on investments	326,237	4,525	49,581	179,205	(231)	4,407	217,317	364,452	46,238	27,073
Net increase (decrease) in net assets
from operations	261,505	5,673	40,568	132,165	796	4,493	169,195	294,182	49,327	6,194

Contract transactions 1
Policy purchase payments	177,597	1,538	22,632	116,833	2,590	4,666	97,707	220,046	21,618	3,826
Policy withdrawals	(12,822)	-	(2,986)	(9,846)	-	(93)	(16,053)	(60,868)	(2,300)	(1,014)
Transfers between portfolios	(39,811)	(1,009)	(23,654)	(10,470)	11,658	9,373	91,164	292,384	60,354	24,609
Policyholder charges	(73,950)	(824)	(8,739)	(65,938)	(705)	(1,643)	(31,975)	(98,491)	(5,528)	(5,153)
Net increase (decrease) in net assets from
contract transactions	51,014	(295)	(12,747)	30,579	13,543	12,303	140,843	353,071	74,144	22,268

Net increase (decrease) in net assets	312,519	5,378	27,821	162,744	14,339	16,796	310,038	647,253	123,471	28,462

Net assets beginning of period	640,392	5,982	110,770	711,887	2,018	13,548	348,479	788,430	64,735	71,753

Net assets end of period	$ 952,911	$ 11,360	$ 138,591	$ 874,631	$ 16,357	$ 30,344	$ 658,517	$ 1,435,683	$ 188,206	$ 100,215

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	98,135	979	17,706	28,586	210	2,012	32,746	95,987	10,441	13,640

Units Issued	38,635	7,661	8,560	13,270	1,417	3,142	29,978	86,979	54,529	12,207
Units Redeemed	(30,106)	(7,309)	(9,895)	(12,261)	(248)	(1,291)	(17,695)	(43,481)	(46,087)	(7,575)

Units Outstanding at December 31, 2009	106,664	1,331	16,371	29,595	1,379	3,863	45,029	139,485	18,883	18,272

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

					JNL/					JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth	Asia ex-Japan	China-India	Real Return	Total Return	Core Equity
	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Bond Portfolio	Portfolio(a)
Operations
Net investment income (loss)	$ 1,899	$ (1,817)	$ (9)	$ 7,334	$ 3,639	$ (170)	$ (790)	$ 4,051	$ 24,563	$ 1,796
Net realized gain (loss) on investments	(31,670)	6,232	(26,174)	(163,688)	(18,333)	1,766	4,430	(9,155)	65,102	(7,103)
Net change in unrealized appreciation
(depreciation) on investments	182,924	140,415	46,057	313,511	138,464	9,935	32,930	31,458	57,331	10,827
Net increase (decrease) in net assets
from operations	153,153	144,830	19,874	157,157	123,770	11,531	36,570	26,354	146,996	5,520

Contract transactions 1
Policy purchase payments	106,059	16,656	23,303	131,591	78,123	4,363	20,704	26,962	192,471	4,333
Policy withdrawals	(16,996)	(2,147)	-	(18,406)	(7,371)	(287)	(292)	(3,576)	(47,028)	-
Transfers between portfolios	235,334	145,857	(6,247)	(61,821)	(10,411)	28,623	163,082	(41,479)	301,529	(27,806)
Policyholder charges	(44,249)	(11,662)	(7,530)	(68,238)	(27,951)	(1,399)	(6,945)	(13,490)	(86,245)	(1,790)
Net increase (decrease) in net assets from
contract transactions	280,148	148,704	9,526	(16,874)	32,390	31,300	176,549	(31,583)	360,727	(25,263)

Net increase (decrease) in net assets	433,301	293,534	29,400	140,283	156,160	42,831	213,119	(5,229)	507,723	(19,743)

Net assets beginning of period	248,265	95,917	78,436	638,858	311,378	8,230	25,284	242,260	1,000,533	19,743

Net assets end of period	$ 681,566	$ 389,451	$ 107,836	$ 779,141	$ 467,538	$ 51,061	$ 238,403	$ 237,031	$ 1,508,256	$ -

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	24,122	22,385	14,539	75,569	32,572	1,341	4,356	22,991	60,538	1,375

Units Issued	55,531	51,778	62,482	28,250	11,474	6,375	40,977	32,342	115,697	946
Units Redeemed	(27,468)	(17,846)	(59,308)	(29,086)	(8,751)	(3,147)	(25,347)	(36,101)	(97,206)	(2,321)

Units Outstanding at December 31, 2009	52,185	56,317	17,713	74,733	35,295	4,569	19,986	19,232	79,029	-

(a) The period is from January 1, 2009 through acquisition September 25, 2009.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

	JNL/	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select
	High Yield	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Balanced
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$ 21,922	$ 12	$ (7)	$ 1,706	$ 1,661	$ (361)	$ (517)	$ (657)	$ (297)	$ 13,457
Net realized gain (loss) on investments	5,165	157	(12,881)	(1,605)	4,902	7,688	(8,686)	13,128	(3,555)	(27,797)
Net change in unrealized appreciation
(depreciation) on investments	70,195	821	11,732	10,672	4,531	4,638	17,742	8,942	764	147,799
Net increase (decrease) in net assets
from operations	97,282	990	(1,156)	10,773	11,094	11,965	8,539	21,413	(3,088)	133,459

Contract transactions 1
Policy purchase payments	42,533	330	208	7,632	17,269	5,745	6,582	10,659	6,093	74,159
Policy withdrawals	(8,994)	-	-	(396)	(42)	(25)	(27)	(27)	(28)	(7,242)
Transfers between portfolios	278,458	6,171	(22,337)	12,691	39,683	21,046	101,661	48,827	32,381	48,046
Policyholder charges	(18,010)	(508)	(68)	(2,447)	(2,071)	(3,315)	(6,426)	(7,645)	(3,092)	(55,514)
Net increase (decrease) in net assets from
contract transactions	293,987	5,993	(22,197)	17,480	54,839	23,451	101,790	51,814	35,354	59,449

Net increase (decrease) in net assets	391,269	6,983	(23,353)	28,253	65,933	35,416	110,329	73,227	32,266	192,908

Net assets beginning of period	69,684	1,003	23,555	14,629	6,163	14,311	47,798	34,794	22,738	660,311

Net assets end of period	$ 460,953	$ 7,986	$ 202	$ 42,882	$ 72,096	$ 49,727	$ 158,127	$ 108,021	$ 55,004	$ 853,219

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	6,681	177	3,552	1,197	1,037	1,983	6,607	5,271	3,460	26,870

Units Issued	43,624	1,013	33	1,675	12,159	27,376	17,931	63,609	24,637	8,350
Units Redeemed	(20,092)	(227)	(3,561)	(440)	(4,491)	(24,380)	(7,548)	(58,582)	(22,121)	(6,147)

Units Outstanding at December 31, 2009	30,213	963	24	2,432	8,705	4,979	16,990	10,298	5,976	29,073

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2009

	JNL/Select	JNL/	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	Money Market	Select Value	Price Established	Price Mid-Cap	Price Short-Term	Price Value
	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Bond Portfolio	Portfolio
Operations
Net investment income (loss)	$ (12,794)	$ 6,106	$ (1,824)	$ (4,735)	$ 4,961	$ 4,793
Net realized gain (loss) on investments	-	(24,984)	(22,496)	(87,489)	1,680	(71,590)
Net change in unrealized appreciation
(depreciation) on investments	-	116,723	279,672	303,658	486	212,952
Net increase (decrease) in net assets
from operations	(12,794)	97,845	255,352	211,434	7,127	146,155

Contract transactions 1
Policy purchase payments	683,516	102,293	90,169	133,019	5,475	95,098
Policy withdrawals	(13,543)	(7,518)	(8,247)	(19,471)	(696)	(2,672)
Transfers between portfolios	(582,274)	72,481	262,671	19,896	155,495	(36,549)
Policyholder charges	(137,163)	(24,028)	(45,951)	(54,021)	(6,518)	(38,109)
Net increase (decrease) in net assets from
contract transactions	(49,464)	143,228	298,642	79,423	153,756	17,768

Net increase (decrease) in net assets	(62,258)	241,073	553,994	290,857	160,883	163,923

Net assets beginning of period	2,218,322	348,878	364,287	487,448	50,458	384,359

Net assets end of period	$ 2,156,064	$ 589,951	$ 918,281	$ 778,305	$ 211,341	$ 548,282

1 Contract Unit Transactions
Units Outstanding at December 31, 2008	149,699	22,407	17,783	16,323	5,003	37,361

Units Issued	248,517	15,448	19,798	8,457	18,732	13,286
Units Redeemed	(253,965)	(7,209)	(6,252)	(6,922)	(4,070)	(11,621)

Units Outstanding at December 31, 2009	144,251	30,646	31,329	17,858	19,665	39,026

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

					JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit Suisse	JNL/
	JNL/AIM Global	JNL/AIM	JNL/AIM	JNL/AIM	Guardian Global	Guardian Global	Guardian	Guardian U.S.	Global Natural	Credit Suisse
	Real Estate	International	Large Cap	Small Cap	Balanced	Diversified	International Small	Growth Equity	Resources	Long/Short
	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Research Portfolio	Cap Portfolio	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$ 6,317	$ (1,198)	$ (2,488)	$ (848)	$ 899	$ (1,433)	$ (171)	$ (608)	$ (1,289)	$ (197)
Net realized gain (loss) on investments	27,387	27,598	(15,234)	8,573	(1,679)	(2,336)	(5,469)	(2,277)	(59,149)	1,691
Net change in unrealized appreciation
(depreciation) on investments	(186,736)	(174,402)	(215,225)	(61,910)	(76,659)	(97,068)	(27,587)	(46,298)	(169,697)	(12,420)
Net increase (decrease) in net assets
from operations	(153,032)	(148,002)	(232,947)	(54,185)	(77,439)	(100,837)	(33,227)	(49,183)	(230,135)	(10,926)

Contract transactions 1
Policy purchase payments	83,459	50,697	54,988	25,121	47,057	23,778	695	21,345	66,539	1,627
Policy withdrawals	(4,359)	(6,653)	(10,624)	(4,357)	(759)	(152)	(31)	(10,839)	(92)	-
Transfers between portfolios	40,271	95,823	181,576	36,156	(57,176)	119,279	58,440	48,970	289,435	27,981
Policyholder charges	(33,317)	(19,134)	(24,420)	(7,156)	(11,951)	(11,925)	(824)	(9,729)	(18,976)	(1,433)
Net increase (decrease) in net assets from
contract transactions	86,054	120,733	201,520	49,764	(22,829)	130,980	58,280	49,747	336,906	28,175

Net increase (decrease) in net assets	(66,978)	(27,269)	(31,427)	(4,421)	(100,268)	30,143	25,053	564	106,771	17,249

Net assets beginning of period	359,336	250,039	433,773	101,821	284,869	129,489	9,563	78,184	163,190	8,043

Net assets end of period	$ 292,358	$ 222,770	$ 402,346	$ 97,400	$ 184,601	$ 159,632	$ 34,616	$ 78,748	$ 269,961	$ 25,292

1 Contract Unit Transactions
Units Outstanding at December 31, 2007	26,940	11,833	28,929	6,160	20,682	3,813	969	2,374	11,807	744

Units Issued	16,403	17,670	28,342	8,056	15,747	7,866	8,758	3,172	68,553	4,237
Units Redeemed	(9,093)	(11,625)	(14,015)	(4,479)	(17,699)	(3,515)	(2,352)	(1,521)	(40,123)	(1,207)

Units Outstanding at December 31, 2008	34,250	17,878	43,256	9,737	18,730	8,164	7,375	4,025	40,237	3,774

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

			JNL/Franklin			JNL/Franklin	JNL/	JNL/Goldman	JNL/	JNL/
	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	Goldman Sachs
	Core Equity	SmallCap Equity	Global Growth	Templeton	Templeton Mutual	Small Cap	Core Plus	Markets Debt	Mid Cap	Short Duration
	Portfolio	Portfolio	Portfolio	Income Portfolio	Shares Portfolio	Value Portfolio	Bond Portfolio	Portfolio(a)	Value Portfolio	Bond Portfolio
Operations
Net investment income (loss)	$ 2,061	$ (1,339)	$ (909)	$ (1,693)	$ (784)	$ 952	$ 6,923	$ -	$ 1,841	$ 1,008
Net realized gain (loss) on investments	19,341	(15,931)	(13,779)	(17,052)	(9,290)	7,140	135	-	27,191	(4,322)
Net change in unrealized appreciation
(depreciation) on investments	(60,358)	(71,186)	(57,898)	(74,293)	(39,154)	(72,171)	(19,477)	15	(151,165)	(3,588)
Net increase (decrease) in net assets
from operations	(38,956)	(88,456)	(72,586)	(93,038)	(49,228)	(64,079)	(12,419)	15	(122,133)	(6,902)

Contract transactions 1
Policy purchase payments	11,279	47,258	24,774	43,100	19,275	42,226	30,574	14	32,602	2,544
Policy withdrawals	(4,713)	(997)	-	(184)	(8,828)	(450)	(5,637)	-	(1,197)	-
Transfers between portfolios	3,417	21,385	99,705	135,040	44,310	53,325	23,632	343	136,190	47,835
Policyholder charges	(4,841)	(9,929)	(9,614)	(27,268)	(7,380)	(13,894)	(10,140)	(4)	(11,906)	(2,507)
Net increase (decrease) in net assets from
contract transactions	5,142	57,717	114,865	150,688	47,377	81,207	38,429	353	155,689	47,872

Net increase (decrease) in net assets	(33,814)	(30,739)	42,279	57,650	(1,851)	17,128	26,010	368	33,556	40,970

Net assets beginning of period	97,279	208,366	110,692	170,134	109,309	120,300	166,892	-	210,256	9,488

Net assets end of period	$ 63,465	$ 177,627	$ 152,971	$ 227,784	$ 107,458	$ 137,428	$ 192,902	$ 368	$ 243,812	$ 50,458

1 Contract Unit Transactions
Units Outstanding at December 31, 2007	4,644	7,354	11,061	15,375	10,986	10,043	7,317	-	15,780	881

Units Issued	1,231	8,524	23,407	24,081	15,905	11,381	5,902	38	19,354	17,081
Units Redeemed	(871)	(5,735)	(8,606)	(10,047)	(9,405)	(4,181)	(4,250)	-	(6,273)	(12,959)

Units Outstanding at December 31, 2008	5,004	10,143	25,862	29,409	17,486	17,243	8,969	38	28,861	5,003

(a) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Small Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Equity Portfolio	Portfolio(a)	Portfolio(a)	25 Portfolio	Portfolio
Operations
Net investment income (loss)	$ 11,529	$ (792)	$ 15,284	$ 623	$ 1,505	$ (1,392)	$ -	$ -	$ 5,808	$ 17,239
Net realized gain (loss) on investments	73,662	(4,498)	1,194	21,384	(44,046)	(18,916)	-	-	3,663	503
Net change in unrealized appreciation
(depreciation) on investments	(380,881)	(50,513)	28,804	(241,253)	(66,952)	(67,530)	-	-	(87,809)	(6,323)
Net increase (decrease) in net assets
from operations	(295,690)	(55,803)	45,282	(219,246)	(109,493)	(87,838)	-	-	(78,338)	11,419

Contract transactions 1
Policy purchase payments	124,780	20,218	16,726	61,943	47,582	34,650	-	-	21,658	70,469
Policy withdrawals	(8,106)	(5,853)	(1,090)	(396)	(7,120)	(4,767)	-	-	(104,924)	(6,541)
Transfers between portfolios	205,344	35,571	713,791	64,169	(76,954)	26,776	-	-	32,925	78,777
Policyholder charges	(34,628)	(6,852)	(17,272)	(17,810)	(16,414)	(17,297)	-	-	(13,465)	(21,746)
Net increase (decrease) in net assets from
contract transactions	287,390	43,084	712,155	107,906	(52,906)	39,362	-	-	(63,806)	120,959

Net increase (decrease) in net assets	(8,300)	(12,719)	757,437	(111,340)	(162,399)	(48,476)	-	-	(142,144)	132,378

Net assets beginning of period	463,687	90,171	135,116	346,886	327,162	194,447	-	-	293,153	314,032

Net assets end of period	$ 455,387	$ 77,452	$ 892,553	$ 235,546	$ 164,763	$ 145,971	$ -	$ -	$ 151,009	$ 446,410

1 Contract Unit Transactions
Units Outstanding at December 31, 2007	24,308	3,189	7,355	24,208	15,102	11,282	-	-	28,839	24,896

Units Issued	28,573	2,919	43,901	25,633	4,692	6,926	-	-	9,428	16,341
Units Redeemed	(10,007)	(1,157)	(5,334)	(16,814)	(7,337)	(4,302)	-	-	(15,201)	(7,049)

Units Outstanding at December 31, 2008	42,874	4,951	45,922	33,027	12,457	13,906	-	-	23,066	34,188

(a) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

				JNL/MCM
	JNL/MCM	JNL/MCM	JNL/MCM	Enhanced	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Communications	Consumer Brands	Dow Dividend	S&P 500 Stock	European 30	Financial	Healthcare	International	JNL 5	JNL Optimized
	Sector Portfolio	Sector Portfolio	Portfolio	Index Portfolio	Portfolio(a)	Sector Portfolio	Sector Portfolio	Index Portfolio	Portfolio	5 Portfolio
Operations
Net investment income (loss)	$ 4,891	$ 19	$ 158	$ 2,159	$ -	$ 1,639	$ 472	$ 10,647	$ 171,592	$ (4,890)
Net realized gain (loss) on investments	11,740	1,865	(6,572)	18,709	-	(15,453)	7,385	(45,763)	862,179	20,265
Net change in unrealized appreciation
(depreciation) on investments	(56,407)	(5,780)	(12,727)	(99,305)	-	(79,482)	(61,929)	(406,711)	(5,870,924)	(434,341)
Net increase (decrease) in net assets
from operations	(39,776)	(3,896)	(19,141)	(78,437)	-	(93,296)	(54,072)	(441,827)	(4,837,153)	(418,966)

Contract transactions 1
Policy purchase payments	31,048	4,795	11,781	47,480	-	29,577	25,676	164,001	1,730,495	209,396
Policy withdrawals	(151)	-	-	(2,796)	-	(872)	(1,997)	(11,245)	(422,583)	(12,166)
Transfers between portfolios	12,914	7,384	48,033	41,454	-	115,517	74,663	(343,008)	926,977	396,154
Policyholder charges	(9,781)	(890)	(2,377)	(11,333)	-	(8,388)	(12,874)	(55,681)	(633,723)	(50,453)
Net increase (decrease) in net assets from
contract transactions	34,030	11,289	57,437	74,805	-	135,834	85,468	(245,933)	1,601,166	542,931

Net increase (decrease) in net assets	(5,746)	7,393	38,296	(3,632)	-	42,538	31,396	(687,760)	(3,235,987)	123,965

Net assets beginning of period	77,332	4,878	-	153,122	-	91,387	162,102	1,260,062	10,236,744	516,427

Net assets end of period	$ 71,586	$ 12,271	$ 38,296	$ 149,490	$ -	$ 133,925	$ 193,498	$ 572,302	$ 7,000,757	$ 640,392

1 Contract Unit Transactions
Units Outstanding at December 31, 2007	11,521	430	-	14,181	-	6,991	11,882	58,584	716,061	42,432

Units Issued	9,318	1,209	12,118	10,492	-	21,241	9,834	20,465	388,566	77,727
Units Redeemed	(3,005)	(103)	(4,392)	(2,194)	-	(7,271)	(3,099)	(32,139)	(248,003)	(22,024)

Units Outstanding at December 31, 2008	17,834	1,536	7,726	22,479	-	20,961	18,617	46,910	856,624	98,135

(a) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap	Small Cap
	Portfolio	25 Portfolio	Sector Portfolio	Portfolio(a)	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio	Index Portfolio
Operations
Net investment income (loss)	$ (28)	$ (737)	$ 950	$ (1)	$ (27)	$ 2,705	$ 10,517	$ (322)	$ (50)	$ 2,752
Net realized gain (loss) on investments	190	(8,891)	47,994	-	(2,762)	20,969	(20,978)	(2,800)	(8,813)	5,071
Net change in unrealized appreciation
(depreciation) on investments	(3,310)	(60,261)	(458,973)	95	(915)	(223,196)	(442,999)	(19,863)	(43,275)	(130,468)
Net increase (decrease) in net assets
from operations	(3,148)	(69,889)	(410,029)	94	(3,704)	(199,522)	(453,460)	(22,985)	(52,138)	(122,645)

Contract transactions 1
Policy purchase payments	665	46,876	172,620	-	647	64,735	177,726	16,134	3,386	63,152
Policy withdrawals	-	-	(5,396)	-	-	(5,042)	(40,739)	-	(159)	(10,862)
Transfers between portfolios	8,951	68,580	181,230	1,939	17,141	75,565	155,332	66,591	35,208	50,174
Policyholder charges	(486)	(5,992)	(61,579)	(15)	(536)	(24,724)	(92,160)	(2,247)	(4,143)	(24,333)
Net increase (decrease) in net assets from
contract transactions	9,130	109,464	286,875	1,924	17,252	110,534	200,159	80,478	34,292	78,131

Net increase (decrease) in net assets	5,982	39,575	(123,154)	2,018	13,548	(88,988)	(253,301)	57,493	(17,846)	(44,514)

Net assets beginning of period	-	71,195	835,041	-	-	437,467	1,041,731	7,242	89,599	292,779

Net assets end of period	$ 5,982	$ 110,770	$ 711,887	$ 2,018	$ 13,548	$ 348,479	$ 788,430	$ 64,735	$ 71,753	$ 248,265

1 Contract Unit Transactions
Units Outstanding at December 31, 2007	-	6,124	20,834	-	-	25,548	78,450	814	10,156	18,436

Units Issued	1,602	19,194	17,165	212	4,871	12,289	35,725	12,116	13,042	10,594
Units Redeemed	(623)	(7,612)	(9,413)	(2)	(2,859)	(5,091)	(18,188)	(2,489)	(9,558)	(4,908)

Units Outstanding at December 31, 2008	979	17,706	28,586	210	2,012	32,746	95,987	10,441	13,640	24,122

(a) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

				JNL/					JNL/	JNL/
	JNL/MCM	JNL/MCM		Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America	PPM America
	Technology	Value Line 30	JNL/MCM	Global Growth	Asia ex-Japan	China-India	Real Return	Total Return	Core Equity	High Yield
	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio	Portfolio(a)	Portfolio(a)	Portfolio	Bond Portfolio	Portfolio	Bond Portfolio
Operations
Net investment income (loss)	$ (472)	$ 895	$ 9,230	$ 4,126	$ 155	$ (110)	$ 2,220	$ 36,369	$ (125)	$ 7,322
Net realized gain (loss) on investments	6,692	(5,774)	202,398	34,103	(58)	(676)	(31,014)	30,627	(821)	(4,593)
Net change in unrealized appreciation
(depreciation) on investments	(70,895)	(43,270)	(680,750)	(224,871)	(4,269)	(13,010)	(28,508)	(84,261)	(11,302)	(31,396)
Net increase (decrease) in net assets
from operations	(64,675)	(48,149)	(469,122)	(186,642)	(4,172)	(13,796)	(57,302)	(17,265)	(12,248)	(28,667)

Contract transactions 1
Policy purchase payments	21,639	40,736	197,513	71,522	212	8,870	20,110	92,496	4,476	20,819
Policy withdrawals	(472)	-	(27,236)	(7,845)	-	-	-	(33,971)	(46)	(1,396)
Transfers between portfolios	43,262	88,125	(64,168)	104,381	12,291	30,706	272,700	579,473	4,362	21,920
Policyholder charges	(6,899)	(2,276)	(68,096)	(23,324)	(101)	(496)	(8,407)	(50,658)	(2,162)	(10,122)
Net increase (decrease) in net assets from
contract transactions	57,530	126,585	38,013	144,734	12,402	39,080	284,403	587,340	6,630	31,221

Net increase (decrease) in net assets	(7,145)	78,436	(431,109)	(41,908)	8,230	25,284	227,101	570,075	(5,618)	2,554

Net assets beginning of period	103,062	-	1,069,967	353,286	-	-	15,159	430,458	25,361	67,130

Net assets end of period	$ 95,917	$ 78,436	$ 638,858	$ 311,378	$ 8,230	$ 25,284	$ 242,260	$ 1,000,533	$ 19,743	$ 69,684

1 Contract Unit Transactions
Units Outstanding at December 31, 2007	13,515	-	71,876	21,775	-	-	1,376	26,023	1,044	4,414

Units Issued	12,645	21,336	30,023	17,710	1,358	4,709	72,015	79,242	633	4,915
Units Redeemed	(3,775)	(6,797)	(26,330)	(6,913)	(17)	(353)	(50,400)	(44,727)	(302)	(2,648)

Units Outstanding at December 31, 2008	22,385	14,539	75,569	32,572	1,341	4,356	22,991	60,538	1,375	6,681

(a) Commencement of operations March 31, 2008.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select	JNL/Select
	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Balanced	Money Market
	Portfolio(a)	Portfolio(a)	Portfolio	Portfolio(b)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$ (5)	$ 182	$ 433	$ 36	$ (341)	$ 1,270	$ (1,172)	$ 286	$ 13,775	$ 27,314
Net realized gain (loss) on investments	(3,541)	(123)	(1,120)	(2,904)	(19,369)	(38)	(102,227)	(64)	24,230	-
Net change in unrealized appreciation
(depreciation) on investments	(42)	(11,720)	(8,063)	(465)	(176)	2,050	(5,931)	298	(202,466)	-
Net increase (decrease) in net assets
from operations	(3,588)	(11,661)	(8,750)	(3,333)	(19,886)	3,282	(109,330)	520	(164,461)	27,314

Contract transactions 1
Policy purchase payments	38	720	3,852	50	14,369	3,095	57,000	7,754	60,414	400,171
Policy withdrawals	-	-	(98)	-	(532)	-	(1,337)	-	(1,240)	(93,253)
Transfers between portfolios	4,596	34,556	4,496	9,471	22,196	42,262	99,593	15,038	142,997	1,065,535
Policyholder charges	(43)	(60)	(1,358)	(25)	(1,836)	(841)	(11,132)	(574)	(41,155)	(81,913)
Net increase (decrease) in net assets from
contract transactions	4,591	35,216	6,892	9,496	34,197	44,516	144,124	22,218	161,016	1,290,540

Net increase (decrease) in net assets	1,003	23,555	(1,858)	6,163	14,311	47,798	34,794	22,738	(3,445)	1,317,854

Net assets beginning of period	-	-	16,487	-	-	-	-	-	663,756	900,468

Net assets end of period	$ 1,003	$ 23,555	$ 14,629	$ 6,163	$ 14,311	$ 47,798	$ 34,794	$ 22,738	$ 660,311	$ 2,218,322

1 Contract Unit Transactions
Units Outstanding at December 31, 2007	-	-	706	-	-	-	-	-	21,377	62,317

Units Issued	8,046	5,523	1,134	3,322	22,126	6,779	59,890	3,550	8,728	236,962
Units Redeemed	(7,869)	(1,971)	(643)	(2,285)	(20,143)	(172)	(54,619)	(90)	(3,235)	(149,580)

Units Outstanding at December 31, 2008	177	3,552	1,197	1,037	1,983	6,607	5,271	3,460	26,870	149,699

(a) Commencement of operations March 31, 2008.
(b) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

	JNL/	JNL/T.Rowe	JNL/T.Rowe	JNL/T.Rowe
	Select Value	Price Established	Price Mid-Cap	Price Value
	Portfolio	Growth Portfolio	Growth Portfolio	Portfolio
Operations
Net investment income (loss)	$ (2,119)	$ (3,033)	$ (4,899)	$ 7,554
Net realized gain (loss) on investments	(12,297)	(16,431)	(6,219)	15,005
Net change in unrealized appreciation
(depreciation) on investments	(133,880)	(216,463)	(295,143)	(287,671)
Net increase (decrease) in net assets
from operations	(148,296)	(235,927)	(306,261)	(265,112)

Contract transactions 1
Policy purchase payments	87,309	91,311	125,486	85,189
Policy withdrawals	(3,979)	(9,510)	(4,652)	(12,844)
Transfers between portfolios	127,063	86,603	211,035	(28,553)
Policyholder charges	(20,673)	(36,356)	(46,316)	(34,834)
Net increase (decrease) in net assets from
contract transactions	189,720	132,048	285,553	8,958

Net increase (decrease) in net assets	41,424	(103,879)	(20,708)	(256,154)

Net assets beginning of period	307,454	468,166	508,156	640,513

Net assets end of period	$ 348,878	$ 364,287	$ 487,448	$ 384,359

1 Contract Unit Transactions
Units Outstanding at December 31, 2007	13,189	12,973	10,083	37,166

Units Issued	14,795	8,189	11,096	16,398
Units Redeemed	(5,577)	(3,379)	(4,856)	(16,203)

Units Outstanding at December 31, 2008	22,407	17,783	16,323	37,361

Jackson National Separate Account IV
Notes to Financial Statements

Note 1 – Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account IV (the “Separate Account”) on June 14, 1997.  The Separate Account commenced operations on March 8, 2004, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson.  However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the policyholder, net premiums for individual flexible premium variable universal life contracts issued by Jackson.  The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment.  The Separate Account contained seventy-six (76) Portfolios during 2009, but currently contains seventy-three (73) Portfolios as of December 31, 2009, each of which invests in the following series of mutual funds (“Funds”):

JNL Series Trust
JNL/AIM Global Real Estate Fund	JNL/JPMorgan International Value Fund	JNL/PIMCO Real Return Fund
JNL/AIM International Growth Fund	JNL/JPMorgan MidCap Growth Fund	JNL/PIMCO Total Return Bond Fund
JNL/AIM Large Cap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/PPM America Core Equity Fund(1)
JNL/AIM Small Cap Growth Fund	JNL/Lazard Emerging Markets Fund	JNL/PPM America High Yield Bond Fund
JNL/Capital Guardian Global Balanced Fund	JNL/Lazard Mid Cap Equity Fund	JNL/PPM America Mid Cap Value Fund
JNL/Capital Guardian Global Diversified Research Fund	JNL/Lazard Small Cap Equity Fund(1)	JNL/PPM America Small Cap Value Fund
JNL/Capital Guardian International Small Cap Fund	JNL/M&G Global Basics Fund	JNL/PPM America Value Equity Fund
JNL/Capital Guardian U.S. Growth Equity Fund	JNL/M&G Global Leaders Fund	JNL/Red Rocks Listed Private Equity Fund
JNL/Credit Suisse Commodity Securities Fund	JNL/MCM Bond Index Fund*	JNL/S&P Competitive Advantage Fund
JNL/Credit Suisse Long/Short Fund	JNL/MCM Global Alpha Fund*	JNL/S&P Dividend Income & Growth Fund
JNL/Eagle Core Equity Fund	JNL/MCM Enhanced S&P 500 Stock Index Fund(1)*	JNL/S&P Intrinsic Value Fund
JNL/Eagle SmallCap Equity Fund	JNL/MCM European 30 Fund*	JNL/S&P Total Yield Fund
JNL/Franklin Templeton Global Growth Fund	JNL/MCM International Index Fund*	JNL/Select Balanced Fund
JNL/Franklin Templeton Income Fund	JNL/MCM Pacific Rim 30 Fund*	JNL/Select Money Market Fund
JNL/Franklin Templeton Mutual Shares Fund	JNL/MCM S&P 400 MidCap Index Fund*	JNL/Select Value Fund
JNL/Franklin Templeton Small Cap Value Fund	JNL/MCM S&P 500 Index Fund*	JNL/T. Rowe Price Established Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund	JNL/MCM Small Cap Index Fund*	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/Oppenheimer Global Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund	JNL/PAM Asia ex-Japan Fund	JNL/T. Rowe Price Value Fund
JNL/Ivy Asset Strategy Fund	JNL/PAM China-India Fund

JNL Variable Fund LLC
JNL/MCM 25 Fund*	JNL/MCM JNL 5 Fund*	JNL/MCM S&P® SMid 60 Fund*
JNL/MCM Communications Sector Fund*	JNL/MCM JNL Optimized 5 Fund*	JNL/MCM Select Small-Cap Fund*
JNL/MCM Consumer Brands Sector Fund*	JNL/MCM Nasdaq® 25 Fund*	JNL/MCM Technology Sector Fund*
JNL/MCM DowSM Dividend Fund*	JNL/MCM NYSE® International 25 Fund*	JNL/MCM Value Line® 30 Fund*
JNL/MCM Financial Sector Fund*	JNL/MCM Oil & Gas Sector Fund*	JNL/MCM VIP Fund*
JNL/MCM Healthcare Sector Fund*	JNL/MCM S&P® 24 Fund*

Note 1 – Organization (continued)

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson, serves as investment adviser for all the Funds and receives a fee for its services from each of the Funds.

During the year ended December 31, 2009, the following acquisitions were completed:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO	DATE OF AQUISITION
JNL/Lazard Small Cap Equity Fund	JNL/MCM Small Cap Index Fund	April 3, 2009
JNL/MCM Enhanced S&P 500 Stock Index Fund	JNL/MCM S&P 500 Index Fund	April 3, 2009
JNL/PPM America Core Equity Fund	JNL/MCM S&P 500 Index Fund	September 25, 2009

During the year ended December 31, 2009, the following Funds changed names:

PRIOR PORTFOLIO NAME	CURRENT PORTFOLIO NAME	EFFECTIVE DATE
JNL/Credit Suisse Global Natural Resources Fund	JNL/Credit Suisse Commodity Securities Fund	September 28, 2009
JNL/Goldman Sachs Short Duration Bond Fund	JNL/T. Rowe Price Short-Term Bond Fund(2)	September 28, 2009

(1) These funds are no longer available as of December 31, 2009.
(2) This name change is due to a change in sub-adviser.
* MCM denotes the sub-adviser Mellon Capital Management throughout these financial statements.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investments

The Separate Account’s investments in the corresponding series of mutual funds are stated at the closing net asset values of the respective Funds.  The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account.  Investments in the Funds are recorded on trade date.  Realized gain distributions and dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income or gain to the Separate Account on the ex-dividend date.

Note 2 – Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code.  Under current law, no federal income taxes are payable with respect to the Separate Account.  Therefore, no federal income tax has been provided.

FASB Accounting Standards Codification™ (the ASC)

In June 2009, the FASB issued an accounting pronouncement establishing the FASB Accounting Standards Codification™ (the ASC) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities. This pronouncement was effective for financial statements issued for interim and annual periods ending after September 15, 2009, for most entities. On the effective date, all non-SEC accounting and reporting standards were superseded.  This pronouncement had no impact on the accompanying financial statements.

Topic 820 in the Accounting Standards Codification (ASC 820), “Fair Value Measurements”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of a Fund’s investments under ASC 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets.  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in non-active markets.  Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including a Fund’s own assumptions in determining the fair value of the investment.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2009, all of the Separate Account's investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1. The characterization of the underlying securities held by the Funds in accordance with ASC 820 differs from the characterization of an investment in the fund.

Note 3 – Policy Charges

Charges are deducted from the Separate Account and remitted to Jackson, to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

Asset-based Charges

Insurance Charges

Jackson deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.15% - 0.90% for years 1-10, 0.0% - 0.25% for years 11-20, and 0.0% for years greater than 21 for the assumption of mortality and expense risks.  The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson.  This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account.  This is charged through the daily unit value calculation.

Note 3 – Policy Charges (continued)

Transaction Charges

Policy premium payments are reflected net of the following charges paid:

Sales Charge
A basic sales charge is deducted from each premium payment received.  This sales charge is not to exceed 6% of each premium in all years.  Total sales charges deducted from premium payments for the years ended December 31, 2009 and 2008 amounted to $324,215 and $207,950, respectively.

Premium Tax Charge
A premium tax charge in the amount of 2.5% is deducted from each premium payment.

Federal Tax Charge
A federal tax charge of 1.5% is deducted from each premium payment.

Total tax charges for the years ended December 31, 2009 and 2008 amounted to $396,489 and $222,019, respectively.

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the policy.  These charges are paid by redeeming units of the Separate Account held by the individual policyholder.

Cost of Insurance Charge
The cost of insurance varies with the amount of insurance, the insured’s age, sex, risk class, and duration of the policy.

Monthly Policy Charge
A monthly policy fee is assessed at $7.50 - $15 per month of policy years 1-10 and $7.50 - $8 per month thereafter.

Administrative Charge
An administrative charge of $0.05 - $0.30 per thousand of the specified death benefit (policy face value) will be assessed in the first 15 policy years, and $0.01 per thousand thereafter.

Optional Rider Charges

Types of optional riders include the following: Scheduled Term Insurance, Waiver of Monthly Deductions, Wavier of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider.  For a full explanation of product optional riders please refer to the products prospectus.

The total cash value charges for the years ended December 31, 2009 and 2008 amounted to $2,245,440 and $1,833,204, respectively.

Note 3 – Policy Charges (continued)

Contract Charges

Transfer Fee Charge
A transfer fee of $25 will apply to transfers made by policyholders between the portfolios in excess of 15 transfers in a contract year.  Jackson may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required.  This fee will be deducted from the amount transferred prior to the allocation to a different portfolio.

Re-Underwriting Fee Charge
If a transaction under a policy requires underwriting approval after the commencement date a fee of $25 is deducted.

Illustration Charge
One personalized illustration is free of charge each policy year.  A fee of $25 (to be paid in cash) will be assessed for any additional illustration requests during the policy year.

Surrender Charges
During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract.  The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract.  The rate is determined based on a number of factors, including the insured’s age, sex, underwriting risk classification, and the contract year of surrender.  The surrender charges are assessed by Jackson and withheld from the proceeds of withdrawals.

The total contract charges for the years ended December 31, 2009 and 2008 amounted to $175 and $25, respectively.

Note 4 – Purchases and Sales of Investments

For the year ended December 31, 2009, purchases and proceeds from sales of investments are as follows:

JNL Series Trust
	Purchases	Proceeds from Sales		Purchases	Proceeds
					from Sales
JNL/AIM Global Real Estate Fund	$264,916	$248,325	JNL/MCM Enhanced S&P 500 Stock Index Fund	$12,200	$147,652
JNL/AIM International Growth Fund	160,642	81,070	JNL/MCM European 30 Fund	6,832	1,960
JNL/AIM Large Cap Growth Fund	227,972	151,485	JNL/MCM International Index Fund	619,635	453,163
JNL/AIM Small Cap Growth Fund	85,543	69,749	JNL/MCM Pacific Rim 30 Fund	17,102	2,761
JNL/Capital Guardian Global Balanced Fund	240,400	68,599	JNL/MCM S&P 400 MidCap Index Fund	366,813	222,227
JNL/Capital Guardian Global Diversified Research Fund	191,750	97,653	JNL/MCM S&P 500 Index Fund	769,588	406,773
JNL/Capital Guardian International Small Cap Fund	227,349	72,006	JNL/MCM Small Cap Index Fund	559,356	314,023
JNL/Capital Guardian U.S. Growth Equity Fund	250,515	72,589	JNL/Oppenheimer Global Growth Fund	159,255	100,341
JNL/Credit Suisse Commodity Securities Fund	426,303	286,405	JNL/PAM Asia ex-Japan Fund	61,860	30,731
JNL/Credit Suisse Long/Short Fund	49,878	22,710	JNL/PAM China-India Fund	428,646	252,887
JNL/Eagle Core Equity Fund	31,383	23,102	JNL/PIMCO Real Return Fund	348,102	441,633
JNL/Eagle SmallCap Equity Fund	207,570	212,778	JNL/PIMCO Total Return Bond Fund	2,242,665	1,823,106
JNL/Franklin Templeton Global Growth Fund	107,927	89,523	JNL/PPM America Core Equity Fund	17,369	40,835
JNL/Franklin Templeton Income Fund	201,109	97,159	JNL/PPM America High Yield Bond Fund	586,585	270,677
JNL/Franklin Templeton Mutual Shares Fund	192,033	5,650	JNL/PPM America Mid Cap Value Fund	7,604	1,599
JNL/Franklin Templeton Small Cap Value Fund	196,178	140,151	JNL/PPM America Small Cap Value Fund	253	22,458
JNL/Goldman Sachs Core Plus Bond Fund	140,111	109,059	JNL/PPM America Value Equity Fund	25,557	6,372
JNL/Goldman Sachs Emerging Markets Debt Fund	113,074	41,114	JNL/Red Rocks Listed Private Equity Fund	93,354	36,763
JNL/Goldman Sachs Mid Cap Value Fund	53,247	97,574	JNL/S&P Competitive Advantage Fund	245,060	221,970
JNL/Ivy Asset Strategy Fund	100,465	1,726	JNL/S&P Dividend Income & Growth Fund	146,327	45,054
JNL/JPMorgan International Value Fund	265,571	272,069	JNL/S&P Intrinsic Value Fund	570,196	519,038
JNL/JPMorgan MidCap Growth Fund	41,236	43,698	JNL/S&P Total Yield Fund	221,605	186,548
JNL/JPMorgan U.S. Government & Quality Bond Fund	952,163	1,290,653	JNL/Select Balanced Fund	243,631	170,725
JNL/Lazard Emerging Markets Fund	649,957	337,965	JNL/Select Money Market Fund	4,136,790	4,199,048
JNL/Lazard Mid Cap Equity Fund	40,446	93,280	JNL/Select Value Fund	273,745	124,412
JNL/Lazard Small Cap Equity Fund	25,766	163,577	JNL/T. Rowe Price Established Growth Fund	454,897	158,078
JNL/M&G Global Basics Fund	153,794	6,136	JNL/T. Rowe Price Mid-Cap Growth Fund	325,499	250,421
JNL/M&G Global Leaders Fund	11,379	56	JNL/T. Rowe Price Short-Term Bond Fund	204,628	44,055
JNL/MCM Bond Index Fund	691,273	214,923	JNL/T. Rowe Price Value Fund	163,180	140,619
JNL/MCM Global Alpha Fund	10,739	206

Note 4 – Purchases and Sales of Investments (continued)

JNL Variable Fund LLC
	Purchases	Proceeds from Sales		Purchases	Proceeds
					from Sales
JNL/MCM 25 Fund	$62,954	$33,605	JNL/MCM NYSE® International 25 Fund	$68,917	$76,742
JNL/MCM Communications Sector Fund	64,475	43,064	JNL/MCM Oil & Gas Sector Fund	420,245	328,181
JNL/MCM Consumer Brands Sector Fund	5,404	9,256	JNL/MCM S&P® 24 Fund	21,523	9,294
JNL/MCM DowSM Dividend Fund	73,655	28,483	JNL/MCM S&P® SMid 60 Fund	381,308	306,594
JNL/MCM Financial Sector Fund	212,386	153,795	JNL/MCM Select Small-Cap Fund	60,863	38,130
JNL/MCM Healthcare Sector Fund	89,012	73,817	JNL/MCM Technology Sector Fund	258,528	111,641
JNL/MCM JNL 5 Fund	2,243,615	2,035,276	JNL/MCM Value Line® 30 Fund	336,807	327,291
JNL/MCM JNL Optimized 5 Fund	299,713	231,617	JNL/MCM VIP Fund	257,387	266,927
JNL/MCM Nasdaq® 25 Fund	76,772	77,201

Note 5 – Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements are available to be issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights
 The following is a summary for each period in the five-year period ended December 31, 2009 of unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense ratios in addition to certain other portfolio data.  Unit values for portfolios that do not have any assets at period end are calculated based on the net asset value of the underlying fund less expenses charged directly to the Separate Account.

					JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit Suisse	JNL/
	JNL/AIM Global	JNL/AIM	JNL/AIM	JNL/AIM	Guardian Global	Guardian Global	Guardian	Guardian U.S.	Commodity	Credit Suisse
	Real Estate	International	Large Cap	Small Cap	Balanced	Diversified	International Small	Growth Equity	Securities	Long/Short
	Portfolio(a)	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Research Portfolio	Cap Portfolio(c)	Portfolio	Portfolio(b)	Portfolio(b)

Highest expense ratio
Period ended December 31, 2009

Unit Value	$ 11.192890	$ 17.130384	$ 11.451257	$ 13.226566	$ 11.764277	$ 26.579941	$ 6.851256	$ 25.866123	$ 9.955948	$ 8.302581
Total Return*	31.44%	38.68%	23.45%	33.79%	21.49%	37.30%	51.68%	33.95%	49.00%	23.95%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$ 8.515419	$ 12.352269	$ 9.275909	$ 9.886037	$ 9.683308	$ 19.359090	$ 4.516919	$ 19.310952	$ 6.681945	$ 6.698412
Total Return*	-36.08%	-41.38%	-38.11%	-40.12%	-28.76%	-42.87%	-54.25%	-41.34%	-51.62%	-38.07%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$ 13.321591	$ 21.073376	$ 14.987748	$ 16.510330	$ 13.593315	$ 33.887139	$ 9.873173	$ 32.918860	$ 13.810204	$ 10.816878
Total Return*	-15.59%	8.97%	15.00%	10.57%	7.27%	19.78%	-1.27%***	8.95%	38.10%***	8.17%***
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2006

Unit Value	$ 15.781580	$ 19.339354	$ 13.032768	$ 14.931429	$ 12.672464	$ 28.291702	n/a	$ 30.213500	n/a	n/a
Total Return*	35.37%	21.88%	7.02%	13.71%	9.98%	12.56%	n/a	3.94%	n/a	n/a
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	n/a	0.90%	n/a	n/a

Period ended December 31, 2005

Unit Value	$ 11.658101	$ 15.868157	$ 12.178317	$ 13.131109	$ 11.522162	$ 25.134858	n/a	$ 29.068231	n/a	n/a
Total Return*	16.58%***	$ 0.099200	$ 0.065200	$ 0.077600	$ 0.093200	$ 0.011400	n/a	$ 0.038800	n/a	n/a
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	n/a	0.90%	n/a	n/a

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 2, 2005.
(b) Commencement of operations January 16, 2007.
(c) Commencement of operations December 3, 2007.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

					JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit Suisse	JNL/
	JNL/AIM Global	JNL/AIM	JNL/AIM	JNL/AIM	Guardian Global	Guardian Global	Guardian	Guardian U.S.	Commodity	Credit Suisse
	Real Estate	International	Large Cap	Small Cap	Balanced	Diversified	International Small	Growth Equity	Securities	Long/Short
	Portfolio(a)	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Research Portfolio	Cap Portfolio(c)	Portfolio	Portfolio(b)	Portfolio(b)

Lowest expense ratio
Period ended December 31, 2009

Unit Value	$ 11.585126	$ 19.114420	$ 12.201907	$ 14.082042	$ 12.647913	$ 29.763895	$ 15.003631	$ 28.833042	$ 10.176277	$ 8.473552
Total Return*	32.43%	39.73%	24.38%	34.80%	22.41%	38.33%	52.94%	34.95%	50.12%	24.97%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$ 8.748010	$ 13.679877	$ 9.810428	$ 10.446860	$ 10.332839	$ 21.516089	$ 9.810138	$ 21.365110	$ 6.778767	$ 6.780466
Total Return*	-35.60%	-40.94%	-37.64%	-39.67%	-28.23%	-42.44%	-1.90%***	-40.90%	-51.25%	-37.52%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2007

Unit Value	$ 13.583168	$ 23.164291	$ 15.732489	$ 17.316002	$ 14.396725	$ 37.382502	n/a	$ 36.150717	$ 13.905731	$ 10.851428
Total Return*	-14.95%	9.79%	15.95%	11.56%	8.08%	20.76%	n/a	9.89%	39.06%***	8.51%***
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	n/a	0.15%	0.15%	0.15%

Period ended December 31, 2006

Unit Value	$ 15.970235	$ 21.099172	$ 13.567844	$ 15.522342	$ 13.320544	$ 30.955660	n/a	$ 32.898515	n/a	n/a
Total Return*	36.39%	22.91%	7.88%	14.55%	10.82%	13.51%	n/a	4.65%	n/a	n/a
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	n/a	0.15%	n/a	n/a

Period ended December 31, 2005

Unit Value	$ 11.709483	$ 17.165760	$ 12.577213	$ 13.550122	$ 12.020425	$ 27.270353	n/a	$ 31.462893	n/a	n/a
Total Return*	$ 0.170900	$ 0.141800	$ 0.106000	$ 0.148300	$ 0.130500	$ 0.056900	n/a	$ 0.078400	n/a	n/a
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	n/a	0.15%	n/a	n/a

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 2, 2005.
(b) Commencement of operations January 16, 2007.
(c) Commencement of operations December 3, 2007.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

					JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit Suisse	JNL/
	JNL/AIM Global	JNL/AIM	JNL/AIM	JNL/AIM	Guardian Global	Guardian Global	Guardian	Guardian U.S.	Commodity	Credit Suisse
	Real Estate	International	Large Cap	Small Cap	Balanced	Diversified	International Small	Growth Equity	Securities	Long/Short
	Portfolio(a)	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Research Portfolio	Cap Portfolio(c)	Portfolio	Portfolio(b)	Portfolio(b)

Portfolio data
Period ended December 31, 2009

1 Net Assets (in thousands)	$ 401	$ 380	$ 584	$ 150	$ 404	$ 327	$ 218	$ 308	$ 538	$ 62
1 Units Outstanding (in thousands)	36	22	51	11	33	12	29	12	54	7
Investment Income Ratio *	2.38%	2.56%	0.48%	0.00%	3.28%	2.06%	2.80%	0.38%	1.22%	1.10%

Period ended December 31, 2008

Net Assets (in thousands)	$ 292	$ 223	$ 402	$ 97	$ 185	$ 160	$ 35	$ 79	$ 270	$ 25
Units Outstanding (in thousands)	34	18	43	10	19	8	7	4	40	4
Investment Income Ratio *	2.71%	0.45%	0.36%	0.00%	1.01%	0.00%	0.27%	0.15%	0.25%	0.00%

Period ended December 31, 2007

Net Assets (in thousands)	$ 359	$ 250	$ 434	$ 102	$ 285	$ 129	$ 10	$ 78	$ 163	$ 8
Units Outstanding (in thousands)	27	12	29	6	21	4	1	2	12	1
Investment Income Ratio *	3.44%	2.53%	0.69%	0.35%	4.84%	1.44%	0.00%	0.00%	0.00%	0.00%

Period ended December 31, 2006

Net Assets (in thousands)	$ 212	$ 105	$ 221	$ 77	$ 40	$ 72	n/a	$ 53	n/a	n/a
Units Outstanding (in thousands)	13	5	17	5	3	3	n/a	2	n/a	n/a
Investment Income Ratio *	1.89%	0.44%	0.12%	0.00%	1.03%	0.41%	n/a	0.00%	n/a	n/a

Period ended December 31, 2005

Net Assets (in thousands)	$ 28	$ 20	$ 124	$ 40	$ 19	$ 8	n/a	$ 26	n/a	n/a
Units Outstanding (in thousands)	2	1	10	3	2	-	n/a	1	n/a	n/a
Investment Income Ratio *	0.00%	4.99%	0.07%	0.00%	0.01%	1.03%	n/a	0.00%	n/a	n/a

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations May 2, 2005.
(b) Commencement of operations January 16, 2007.
(c) Commencement of operations December 3, 2007.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

				JNL/MCM
	JNL/MCM	JNL/MCM	JNL/MCM	Enhanced	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Communications	Consumer Brands	Dow Dividend	S&P 500 Stock	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Sector Portfolio	Portfolio(a)	Index Portfolio(c)	Portfolio(b)	Sector Portfolio	Portfolio(d)	Sector Portfolio	Index Portfolio	Portfolio

Highest expense ratio
Period ended December 31, 2009

Unit Value	$ 4.997630	$ 10.226006	$ 5.666921	$ 6.164113	$ 12.054657	$ 7.439245	$ 9.867259	$ 12.380045	$ 15.578239	$ 10.040350
Total Return*	24.99%	32.22%	19.31%	-6.60%	39.99%	17.74%	-1.33%***	20.03%	28.41%	23.27%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$ 3.998507	$ 7.734335	$ 4.749595	$ 6.599844	$ 8.611155	$ 6.318420	n/a	$ 10.314029	$ 12.131725	$ 8.145188
Total Return*	-40.18%	-31.81%	-49.76%	-38.19%	-13.89%***	-50.98%	n/a	-23.74%	-43.33%	-42.88%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	n/a	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$ 6.684744	$ 11.342661	$ 9.453472	$ 10.677290	n/a	$ 12.889675	n/a	$ 13.524370	$ 21.407291	$ 14.259621
Total Return*	3.52%	-8.51%	-5.47%***	2.89%	n/a	-17.92%	n/a	6.86%	9.56%	0.72%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	n/a	0.90%	n/a	0.90%	0.90%	0.90%

Period ended December 31, 2006

Unit Value	$ 6.457355	$ 12.397126	n/a	$ 10.377575	n/a	$ 15.702916	n/a	$ 12.656454	$ 19.538850	$ 14.157430
Total Return*	35.46%	12.72%	n/a	16.02%	n/a	17.92%	n/a	5.50%	24.80%	17.92%
Ratio of Expenses**	0.90%	0.90%	n/a	0.90%	n/a	0.90%	n/a	0.90%	0.90%	0.90%

Period ended December 31, 2005

Unit Value	$ 4.767123	$ 10.998273	n/a	$ 8.944921	n/a	$ 13.316365	n/a	$ 11.996686	$ 15.656093	$ 12.005547
Total Return*	$ 0.004000	$ (0.030500)	n/a	$ 0.037000	n/a	$ 0.053600	n/a	$ 0.068400	$ 0.124400	$ 0.099400
Ratio of Expenses**	0.90%	0.90%	n/a	0.90%	n/a	0.90%	n/a	0.90%	0.90%	0.90%

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations December 3, 2007.
(b) Commencement of operations October 6, 2008.
(c) For 2009, the period is from January 1, 2009 through acquisition April 3, 2009. Unit values disclosed are as of April 3, 2009.
(d) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

				JNL/MCM
	JNL/MCM	JNL/MCM	JNL/MCM	Enhanced	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Communications	Consumer Brands	Dow Dividend	S&P 500 Stock	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Sector Portfolio	Portfolio(a)	Index Portfolio(c)	Portfolio(b)	Sector Portfolio	Portfolio(d)	Sector Portfolio	Index Portfolio	Portfolio

Lowest expense ratio
Period ended December 31, 2009

Unit Value	$ 5.405743	$ 11.073358	$ 6.383344	$ 6.637447	$ 12.175991	$ 8.046009	$ 9.886483	$ 13.398745	$ 16.509511	$ 10.442786
Total Return*	25.92%	33.31%	20.21%	-6.42%	41.15%	18.63%	-1.14%***	20.93%	29.38%	24.20%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$ 4.293020	$ 8.306675	$ 5.310079	$ 7.093076	$ 8.626346	$ 6.782698	n/a	$ 11.079317	$ 12.760898	$ 8.408360
Total Return*	-39.73%	-31.30%	-46.90%***	-37.72%	-13.74%***	-50.61%	n/a	-23.16%	-42.90%	-42.45%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	n/a	0.15%	0.15%	0.15%

Period ended December 31, 2007

Unit Value	$ 7.123304	$ 12.091557	n/a	$ 11.389490	n/a	$ 13.733391	n/a	$ 14.419347	$ 22.349259	$ 14.610362
Total Return*	4.32%	-7.81%	n/a	3.67%	n/a	-17.29%	n/a	7.67%	10.39%	1.48%
Ratio of Expenses**	0.15%	0.15%	n/a	0.15%	n/a	0.15%	n/a	0.15%	0.15%	0.15%

Period ended December 31, 2006

Unit Value	$ 6.828616	$ 13.115267	n/a	$ 10.986725	n/a	$ 16.605147	n/a	$ 13.392623	$ 20.245313	$ 14.396694
Total Return*	36.62%	13.54%	n/a	16.89%	n/a	18.81%	n/a	6.29%	25.74%	18.81%
Ratio of Expenses**	0.15%	0.15%	n/a	0.15%	n/a	0.15%	n/a	0.15%	0.15%	0.15%

Period ended December 31, 2005

Unit Value	$ 4.998395	$ 11.551310	n/a	$ 9.399281	n/a	$ 13.976372	n/a	$ 12.599652	$ 16.101480	$ 12.117466
Total Return*	$ 0.014400	$ (0.009000)	n/a	$ 0.066800	n/a	$ 0.085800	n/a	$ 0.093000	$ 0.165500	$ 0.146600
Ratio of Expenses**	0.15%	0.15%	n/a	0.15%	n/a	0.15%	n/a	0.15%	0.15%	0.15%

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations December 3, 2007.
(b) Commencement of operations October 6, 2008.
(c) For 2009, the period is from January 1, 2009 through acquisition April 3, 2009. Unit values disclosed are as of April 3, 2009.
(d) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

				JNL/MCM
	JNL/MCM	JNL/MCM	JNL/MCM	Enhanced	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Communications	Consumer Brands	Dow Dividend	S&P 500 Stock	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Sector Portfolio	Portfolio(a)	Index Portfolio(c)	Portfolio(b)	Sector Portfolio	Portfolio(d)	Sector Portfolio	Index Portfolio	Portfolio

Portfolio data
Period ended December 31, 2009

1 Net Assets (in thousands)	$ 109	$ 10	$ 97	$ -	$ 6	$ 226	$ 10	$ 240	$ 941	$ 8,677
1 Units Outstanding (in thousands)	22	1	16	-	0	30	1	19	60	861
Investment Income Ratio *	5.20%	0.62%	11.64%	3.18%	3.90%	1.98%	0.00%	1.54%	2.65%	4.05%

Period ended December 31, 2008

Net Assets (in thousands)	$ 72	$ 12	$ 38	$ 149	$ -	$ 134	n/a	$ 193	$ 572	$ 7,001
Units Outstanding (in thousands)	18	2	8	22	-	21	n/a	19	47	857
Investment Income Ratio *	6.85%	1.01%	1.37%	2.02%	0.00%	2.08%	n/a	1.07%	2.02%	2.71%

Period ended December 31, 2007

Net Assets (in thousands)	$ 77	$ 5	$ -	$ 153	n/a	$ 91	n/a	$ 162	$ 1,260	$ 10,237
Units Outstanding (in thousands)	12	0	-	14	n/a	7	n/a	12	59	716
Investment Income Ratio *	6.91%	0.96%	0.00%	2.79%	n/a	1.94%	n/a	1.47%	3.04%	2.39%

Period ended December 31, 2006

Net Assets (in thousands)	$ 31	$ 4	n/a	$ 116	n/a	$ 50	n/a	$ 118	$ 499	$ 6,707
Units Outstanding (in thousands)	5	-	n/a	11	n/a	3	n/a	9	25	473
Investment Income Ratio *	6.60%	0.64%	n/a	6.89%	n/a	1.46%	n/a	0.61%	1.35%	0.44%

Period ended December 31, 2005

Net Assets (in thousands)	$ 6	$ 1	n/a	$ 71	n/a	$ 35	n/a	$ 71	$ 257	$ 2,470
Units Outstanding (in thousands)	1	-	n/a	8	n/a	3	n/a	6	16	205
Investment Income Ratio *	20.58%	1.18%	n/a	26.88%	n/a	3.62%	n/a	1.22%	6.88%	0.07%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations December 3, 2007.
(b) Commencement of operations October 6, 2008.
(c) For 2009, the period is from January 1, 2009 through acquisition April 3, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Small Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index
	Value Portfolio	Portfolio	Portfolio	Portfolio(a)	Equity Portfolio	Equity Portfolio(c)	Portfolio(b)	Portfolio(b)	25 Portfolio	Portfolio

Highest expense ratio
Period ended December 31, 2009

Unit Value	$ 13.454344	$ 22.135127	$ 19.973112	$ 12.105270	$ 17.970457	$ 9.873683	$ 12.271226	$ 11.385704	$ 9.921448	$ 13.495197
Total Return*	29.43%	41.97%	2.99%	70.42%	37.94%	-5.40%	45.87%	36.48%	51.72%	5.04%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$ 10.395044	$ 15.591780	$ 19.393509	$ 7.103379	$ 13.027461	$ 10.437628	$ 8.412191	$ 8.342680	$ 6.539178	$ 12.847217
Total Return*	-44.94%	-44.81%	5.77%	-50.39%	-39.43%	-39.08%	-15.88%***	-16.57%***	-35.66%	2.96%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$ 18.879743	$ 28.251903	$ 18.334812	$ 14.317160	$ 21.508333	$ 17.134661	n/a	n/a	$ 10.164025	$ 12.478394
Total Return*	11.22%	7.15%	5.67%	30.93%	-3.38%	-7.47%	n/a	n/a	-3.46%	5.72%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	n/a	n/a	0.90%	0.90%

Period ended December 31, 2006

Unit Value	$ 16.974826	$ 26.366030	$ 17.350230	$ 10.935330	$ 22.261780	$ 18.518176	n/a	n/a	$ 10.528745	$ 11.802936
Total Return*	31.09%	11.31%	2.47%	9.35%***	13.83%	16.08%	n/a	n/a	5.29%***	2.92%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	n/a	n/a	0.90%	0.90%

Period ended December 31, 2005

Unit Value	$ 12.949414	$ 23.687175	$ 16.932735	n/a	$ 19.557843	$ 15.953233	n/a	n/a	n/a	$ 11.468049
Total Return*	$ 0.178870	$ 0.053900	$ 0.016100	n/a	$ 0.080100	$ 0.039100	n/a	n/a	n/a	$ 0.011300
Ratio of Expenses**	0.90%	0.90%	0.90%	n/a	0.90%	0.90%	n/a	n/a	n/a	0.90%

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations October 6, 2008.
(c) For 2009, the period is from January 1, 2009 through acquisition April 3, 2009. Unit values disclosed are as of April 3, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Small Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index
	Value Portfolio	Portfolio	Portfolio	Portfolio(a)	Equity Portfolio	Equity Portfolio(c)	Portfolio(b)	Portfolio(b)	25 Portfolio	Portfolio

Lowest expense ratio
Period ended December 31, 2009

Unit Value	$ 14.718459	$ 24.820255	$ 22.346744	$ 12.442679	$ 19.630955	$ 10.728363	$ 12.385421	$ 11.491204	$ 10.203219	$ 14.364584
Total Return*	30.40%	43.05%	3.76%	71.70%	38.98%	-5.22%	46.97%	37.50%	52.87%	5.83%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$ 11.286765	$ 17.350449	$ 21.535939	$ 7.246826	$ 14.124882	$ 11.319513	$ 8.427028	$ 8.357392	$ 6.674553	$ 13.572690
Total Return*	-44.53%	-44.33%	6.61%	-50.01%	-38.97%	-38.63%	-15.73%***	-16.43%***	-35.15%	3.73%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2007

Unit Value	$ 20.346161	$ 31.168702	$ 20.201121	$ 14.497151	$ 23.145991	$ 18.443511	n/a	n/a	$ 10.292010	$ 13.084533
Total Return*	12.06%	8.16%	6.64%	31.92%	-2.65%	-6.76%	n/a	n/a	-2.73%	6.54%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	n/a	n/a	0.15%	0.15%

Period ended December 31, 2006

Unit Value	$ 18.156141	$ 28.818034	$ 18.943374	$ 10.989271	$ 23.776963	$ 19.781003	n/a	n/a	$ 10.581230	$ 12.281892
Total Return*	32.38%	12.21%	3.26%	9.89%***	14.68%	16.95%	n/a	n/a	5.81%***	3.88%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	n/a	n/a	0.15%	0.15%

Period ended December 31, 2005

Unit Value	$ 13.714953	$ 25.681552	$ 18.344743	n/a	$ 20.732990	$ 16.914450	n/a	n/a	n/a	$ 11.822772
Total Return*	$ 0.214900	$ 0.106200	$ 0.026400	n/a	$ 0.119400	$ 0.106000	n/a	n/a	n/a	$ 0.021500
Ratio of Expenses**	0.15%	0.15%	0.15%	n/a	0.15%	0.15%	n/a	n/a	n/a	0.15%

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations October 6, 2008.
(c) For 2009, the period is from January 1, 2009 through acquisition April 3, 2009. Unit values disclosed are as of April 3, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Small Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index
	Value Portfolio	Portfolio	Portfolio	Portfolio(a)	Equity Portfolio	Equity Portfolio(c)	Portfolio(b)	Portfolio(b)	25 Portfolio	Portfolio

Portfolio data
Period ended December 31, 2009

1 Net Assets (in thousands)	$ 544	$ 108	$ 558	$ 775	$ 153	$ -	$ 160	$ 11	$ 253	$ 937
1 Units Outstanding (in thousands)	39	5	27	64	8	-	13	1	25	68
Investment Income Ratio *	4.39%	0.00%	1.93%	2.35%	0.77%	0.95%	0.64%	0.86%	5.61%	3.59%

Period ended December 31, 2008

Net Assets (in thousands)	$ 455	$ 77	$ 893	$ 236	$ 165	$ 146	$ -	$ -	$ 151	$ 446
Units Outstanding (in thousands)	43	5	46	33	12	14	-	-	23	34
Investment Income Ratio *	3.00%	0.00%	5.57%	1.00%	1.37%	0.00%	0.00%	0.00%	3.87%	4.89%

Period ended December 31, 2007

Net Assets (in thousands)	$ 464	$ 90	$ 135	$ 347	$ 327	$ 194	n/a	n/a	$ 293	$ 314
Units Outstanding (in thousands)	24	3	7	24	15	11	n/a	n/a	29	25
Investment Income Ratio *	7.40%	0.00%	8.25%	0.56%	7.14%	4.80%	n/a	n/a	1.23%	5.83%

Period ended December 31, 2006

Net Assets (in thousands)	$ 226	$ 33	$ 30	$ 40	$ 211	$ 143	n/a	n/a	$ 234	$ 141
Units Outstanding (in thousands)	13	1	2	4	9	8	n/a	n/a	22	12
Investment Income Ratio *	2.98%	0.00%	0.00%	0.00%	2.78%	9.25%	n/a	n/a	0.00%	1.07%

Period ended December 31, 2005

Net Assets (in thousands)	$ 41	$ 15	$ 17	n/a	$ 128	$ 102	n/a	n/a	n/a	$ 44
Units Outstanding (in thousands)	3	1	1	n/a	7	6	n/a	n/a	n/a	4
Investment Income Ratio *	0.97%	0.59%	4.53%	n/a	21.55%	9.70%	n/a	n/a	n/a	4.00%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations October 6, 2008.
(c) For 2009, the period is from January 1, 2009 through acquisition April 3, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/Franklin			JNL/Franklin	JNL/	JNL/Goldman	JNL/
	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	JNL/Ivy
	Core Equity	SmallCap Equity	Global Growth	Templeton	Templeton Mutual	Small Cap	Core Plus	Markets Debt	Mid Cap	Asset Strategy
	Portfolio	Portfolio	Portfolio(c)	Income Portfolio(b)	Shares Portfolio(c)	Value Portfolio(a)	Bond Portfolio	Portfolio(d)	Value Portfolio(a)	Portfolio(e)

Highest expense ratio
Period ended December 31, 2009

Unit Value	$ 16.781414	$ 23.150691	$ 7.672188	$ 10.189587	$ 7.719824	$ 10.535863	$ 24.019691	$ 11.798689	$ 11.121997	$ 10.385811
Total Return*	33.06%	34.55%	30.03%	31.88%	25.87%	32.76%	13.44%	22.15%	31.90%	3.86%***
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$ 12.611717	$ 17.206620	$ 5.900166	$ 7.726319	$ 6.133415	$ 7.935814	$ 21.173755	$ 9.659549	$ 8.432045	n/a
Total Return*	-39.48%	-38.72%	-41.04%	-30.14%	-38.32%	-33.66%	-5.80%	-3.40%***	-36.61%	n/a
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	n/a

Period ended December 31, 2007

Unit Value	$ 20.839390	$ 28.080192	$ 10.006324	$ 11.060050	$ 9.944002	$ 11.962966	$ 22.476571	n/a	$ 13.301278	n/a
Total Return*	-0.07%	11.26%	0.06%***	1.03%	-0.56%***	-6.74%	6.22%	n/a	2.05%	n/a
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	n/a	0.90%	n/a

Period ended December 31, 2006

Unit Value	$ 20.854650	$ 25.239352	n/a	$ 10.947149	n/a	$ 12.826857	$ 21.161250	n/a	$ 13.034457	n/a
Total Return*	11.52%	19.27%	n/a	9.47%***	n/a	16.88%	4.00%	n/a	15.02%	n/a
Ratio of Expenses**	0.90%	0.90%	n/a	0.90%	n/a	0.90%	0.90%	n/a	0.90%	n/a

Period ended December 31, 2005

Unit Value	$ 18.700141	$ 21.162138	n/a	n/a	n/a	$ 10.974426	$ 20.347453	n/a	$ 11.331977	n/a
Total Return*	$ 0.026300	$ 0.017900	n/a	n/a	n/a	9.74%***	$ 0.019500	n/a	13.32%***	n/a
Ratio of Expenses**	0.90%	0.90%	n/a	n/a	n/a	0.90%	0.90%	n/a	0.90%	n/a

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 2, 2005.
(b) Commencement of operations May 1, 2006.
(c) Commencement of operations January 16, 2007.
(d) Commencement of operations October 6, 2008.
(e) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/Franklin			JNL/Franklin	JNL/	JNL/Goldman	JNL/
	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	JNL/Ivy
	Core Equity	SmallCap Equity	Global Growth	Templeton	Templeton Mutual	Small Cap	Core Plus	Markets Debt	Mid Cap	Asset Strategy
	Portfolio	Portfolio	Portfolio(c)	Income Portfolio(b)	Shares Portfolio(c)	Value Portfolio(a)	Bond Portfolio	Portfolio(d)	Value Portfolio(a)	Portfolio(e)

Lowest expense ratio
Period ended December 31, 2009

Unit Value	$ 18.542861	$ 25.617428	$ 7.836379	$ 10.462490	$ 7.893678	$ 10.911573	$ 26.793020	$ 11.916950	$ 11.515562	$ 10.405933
Total Return*	34.06%	35.56%	31.01%	32.87%	26.81%	33.76%	14.29%	23.12%	32.90%	4.06%***
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$ 13.831319	$ 18.897657	$ 5.981444	$ 7.874025	$ 6.224612	$ 8.157542	$ 23.442004	$ 9.678779	$ 8.665127	n/a
Total Return*	-39.02%	-38.26%	-40.59%	-29.62%	-37.86%	-33.16%	-5.09%	-3.21%***	-36.13%	n/a
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	n/a

Period ended December 31, 2007

Unit Value	$ 22.681201	$ 30.609406	$ 10.068404	$ 11.187374	$ 10.016526	$ 12.204810	$ 24.698462	n/a	$ 13.566891	n/a
Total Return*	0.67%	12.08%	0.68%***	1.81%	0.17%***	-6.02%	7.02%	n/a	2.82%	n/a
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	n/a	0.15%	n/a

Period ended December 31, 2006

Unit Value	$ 22.530903	$ 27.309652	n/a	$ 10.988884	n/a	$ 12.986803	$ 23.078148	n/a	$ 13.195052	n/a
Total Return*	12.38%	20.29%	n/a	9.89%***	n/a	17.75%	4.89%	n/a	15.86%	n/a
Ratio of Expenses**	0.15%	0.15%	n/a	0.15%	n/a	0.15%	0.15%	n/a	0.15%	n/a

Period ended December 31, 2005

Unit Value	$ 20.049426	$ 22.702383	n/a	n/a	n/a	$ 11.029022	$ 22.003260	n/a	$ 11.388570	n/a
Total Return*	$ 0.057400	$ 0.090300	n/a	n/a	n/a	$ 0.102900	$ 0.030200	n/a	$ 0.138800	n/a
Ratio of Expenses**	0.15%	0.15%	n/a	n/a	n/a	0.15%	0.15%	n/a	0.15%	n/a

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 2, 2005.
(b) Commencement of operations May 1, 2006.
(c) Commencement of operations January 16, 2007.
(d) Commencement of operations October 6, 2008.
(e) Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/Franklin			JNL/Franklin	JNL/	JNL/Goldman	JNL/
	JNL/Eagle	JNL/Eagle	Templeton	JNL/Franklin	JNL/Franklin	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	JNL/Ivy
	Core Equity	SmallCap Equity	Global Growth	Templeton	Templeton Mutual	Small Cap	Core Plus	Markets Debt	Mid Cap	Asset Strategy
	Portfolio	Portfolio	Portfolio(c)	Income Portfolio(b)	Shares Portfolio(c)	Value Portfolio(a)	Bond Portfolio	Portfolio(d)	Value Portfolio(a)	Portfolio(e)

Portfolio data
Period ended December 31, 2009

1 Net Assets (in thousands)	$ 94	$ 240	$ 219	$ 388	$ 282	$ 235	$ 241	$ 78	$ 258	$ 99
1 Units Outstanding (in thousands)	6	10	28	38	36	22	10	7	23	10
Investment Income Ratio *	1.33%	0.00%	2.01%	7.97%	5.23%	1.04%	4.60%	0.18%	1.17%	0.00%

Period ended December 31, 2008

Net Assets (in thousands)	$ 63	$ 178	$ 153	$ 228	$ 107	$ 137	$ 193	$ 0	$ 244	n/a
Units Outstanding (in thousands)	5	10	26	29	17	17	9	0	29	n/a
Investment Income Ratio *	3.35%	0.00%	0.02%	0.11%	0.00%	1.48%	4.42%	0.00%	1.62%	n/a

Period ended December 31, 2007

Net Assets (in thousands)	$ 97	$ 208	$ 111	$ 170	$ 109	$ 120	$ 167	n/a	$ 210	n/a
Units Outstanding (in thousands)	5	7	11	15	11	10	7	n/a	16	n/a
Investment Income Ratio *	1.03%	2.83%	1.90%	12.86%	0.00%	3.63%	4.96%	n/a	3.77%	n/a

Period ended December 31, 2006

Net Assets (in thousands)	$ 54	$ 107	n/a	$ 4	n/a	$ 106	$ 146	n/a	$ 74	n/a
Units Outstanding (in thousands)	3	4	n/a	-	n/a	8	7	n/a	6	n/a
Investment Income Ratio *	0.01%	0.00%	n/a	6.87%	n/a	1.32%	0.08%	n/a	2.48%	n/a

Period ended December 31, 2005

Net Assets (in thousands)	$ 32	$ 34	n/a	n/a	n/a	$ 28	$ 65	n/a	$ 36	n/a
Units Outstanding (in thousands)	2	2	n/a	n/a	n/a	3	3	n/a	3	n/a
Investment Income Ratio *	0.96%	0.00%	n/a	n/a	n/a	0.00%	8.24%	n/a	0.00%	n/a

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio(a)	Portfolio(c)	25 Portfolio(b)	Sector Portfolio	Portfolio(d)	Portfolio(c)	Index Portfolio	Index Portfolio	60 Portfolio(b)	Portfolio

Highest expense ratio
Period ended December 31, 2009

Unit Value	$ 8.904745	$ 8.130880	$ 8.431011	$ 29.205437	$ 11.840447	$ 7.793779	$ 14.421048	$ 10.258491	$ 9.887219	$ 5.470800
Total Return*	36.76%	33.14%	35.11%	19.20%	23.60%	18.11%	37.10%	25.12%	60.34%	4.16%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$ 6.510986	$ 6.107050	$ 6.239900	$ 24.501318	$ 9.579716	$ 6.598858	$ 10.518465	$ 8.198655	$ 6.166415	$ 5.252534
Total Return*	-46.45%	-41.91%	-46.35%	-38.29%	-4.20%***	-33.23%	-38.07%	-38.13%	-30.73%	-40.45%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$ 12.159189	$ 10.512740	$ 11.631606	$ 39.704215	n/a	$ 9.883175	$ 16.984958	$ 13.251915	$ 8.901848	$ 8.819979
Total Return*	12.78%	5.13%***	16.32%***	34.34%	n/a	-1.17%***	6.72%	4.19%	-10.98%***	-11.13%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	n/a	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2006

Unit Value	$ 10.781597	n/a	n/a	$ 29.553998	n/a	n/a	$ 15.915376	$ 12.719072	n/a	$ 9.924174
Total Return*	7.82%***	n/a	n/a	19.97%	n/a	n/a	8.93%	14.26%	n/a	-0.76%***
Ratio of Expenses**	0.90%	n/a	n/a	0.90%	n/a	n/a	0.90%	0.90%	n/a	0.90%

Period ended December 31, 2005

Unit Value	n/a	n/a	n/a	$ 24.633864	n/a	n/a	$ 14.611011	$ 11.131680	n/a	n/a
Total Return*	n/a	n/a	n/a	$ 0.358200	n/a	n/a	$ 0.111400	$ 0.036000	n/a	n/a
Ratio of Expenses**	n/a	n/a	n/a	0.90%	n/a	n/a	0.90%	0.90%	n/a	n/a

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations April 30, 2007.
(c) Commencement of operations December 3, 2007.
(d) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio(a)	Portfolio(c)	25 Portfolio(b)	Sector Portfolio	Portfolio(d)	Portfolio(c)	Index Portfolio	Index Portfolio	60 Portfolio(b)	Portfolio

Lowest expense ratio
Period ended December 31, 2009

Unit Value	$ 9.155945	$ 12.569711	$ 8.594458	$ 31.593027	$ 11.928806	$ 8.173415	$ 15.315208	$ 10.887923	$ 10.097071	$ 5.623116
Total Return*	37.79%	25.70%***	36.13%	20.10%	24.30%	18.98%	38.13%	26.07%	61.55%	4.94%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$ 6.644632	n/a	$ 6.313364	$ 26.306313	$ 9.596601	$ 6.869480	$ 11.087196	$ 8.636652	$ 6.250270	$ 5.358343
Total Return*	-46.05%	n/a	-45.95%	-37.83%	-4.03%***	-31.31%***	-37.61%	-37.67%	-30.17%	-40.00%
Ratio of Expenses**	0.15%	n/a	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2007

Unit Value	$ 12.316084	n/a	$ 11.680496	$ 42.310649	n/a	n/a	$ 17.769525	$ 13.855551	$ 8.950575	$ 8.930710
Total Return*	13.63%	n/a	16.80%***	35.36%	n/a	n/a	7.53%	4.98%	-10.49%***	-10.45%
Ratio of Expenses**	0.15%	n/a	0.15%	0.15%	n/a	n/a	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2006

Unit Value	$ 10.838637	n/a	n/a	$ 31.257467	n/a	n/a	$ 16.525467	$ 13.198510	n/a	$ 9.973307
Total Return*	8.39%***	n/a	n/a	20.87%	n/a	n/a	9.74%	15.12%	n/a	-0.27%***
Ratio of Expenses**	0.15%	n/a	n/a	0.15%	n/a	n/a	0.15%	0.15%	n/a	0.15%

Period ended December 31, 2005

Unit Value	n/a	n/a	n/a	$ 25.859583	n/a	n/a	$ 15.058686	$ 11.465098	n/a	n/a
Total Return*	n/a	n/a	n/a	$ 0.420900	n/a	n/a	$ 0.170800	$ 0.066000	n/a	n/a
Ratio of Expenses**	n/a	n/a	n/a	0.15%	n/a	n/a	0.15%	0.15%	n/a	n/a

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations April 30, 2007.
(c) Commencement of operations December 3, 2007.
(d) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio(a)	Portfolio(c)	25 Portfolio(b)	Sector Portfolio	Portfolio(d)	Portfolio(c)	Index Portfolio	Index Portfolio	60 Portfolio(b)	Portfolio

Portfolio data
Period ended December 31, 2009

1 Net Assets (in thousands)	$ 953	$ 11	$ 139	$ 875	$ 16	$ 30	$ 659	$ 1,436	$ 188	$ 100
1 Units Outstanding (in thousands)	107	1	16	30	1	4	45	139	19	18
Investment Income Ratio *	3.01%	0.00%	4.65%	1.19%	3.75%	0.37%	1.47%	1.73%	1.08%	1.36%

Period ended December 31, 2008

Net Assets (in thousands)	$ 640	$ 6	$ 111	$ 712	$ 2	$ 14	$ 348	$ 788	$ 65	$ 72
Units Outstanding (in thousands)	98	1	18	29	0	2	33	96	10	14
Investment Income Ratio *	0.02%	0.38%	0.02%	0.87%	0.00%	0.00%	1.37%	1.96%	0.02%	0.80%

Period ended December 31, 2007

Net Assets (in thousands)	$ 516	$ -	$ 71	$ 835	n/a	$ -	$ 437	$ 1,042	$ 7	$ 90
Units Outstanding (in thousands)	42	-	6	21	n/a	-	26	78	1	10
Investment Income Ratio *	3.74%	0.00%	7.80%	1.24%	n/a	0.00%	1.21%	1.82%	8.74%	12.37%

Period ended December 31, 2006

Net Assets (in thousands)	$ 270	n/a	n/a	$ 441	n/a	n/a	$ 321	$ 789	n/a	$ 31
Units Outstanding (in thousands)	25	n/a	n/a	15	n/a	n/a	20	62	n/a	6
Investment Income Ratio *	1.49%	n/a	n/a	1.47%	n/a	n/a	1.20%	0.79%	n/a	0.00%

Period ended December 31, 2005

Net Assets (in thousands)	n/a	n/a	n/a	$ 132	n/a	n/a	$ 124	$ 403	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	5	n/a	n/a	8	36	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	4.81%	n/a	n/a	1.77%	1.78%	n/a	n/a

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations May 1, 2006.
(b) Commencement of operations April 30, 2007.
(c) Commencement of operations December 3, 2007.
(d) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

					JNL/					JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth	Asia ex-Japan	China-India	Real Return	Total Return	Core Equity
	Index Portfolio	Sector Portfolio	Portfolio(b)	VIP Portfolio	Portfolio	Portfolio(c)	Portfolio(c)	Portfolio(a)	Bond Portfolio	Portfolio(d)

Highest expense ratio
Period ended December 31, 2009

Unit Value	$ 12.911222	$ 6.858309	$ 5.955667	$ 10.384391	$ 13.097379	$ 9.426107	$ 9.881890	$ 12.283893	$ 18.841546	$ 17.969149
Total Return*	26.53%	62.74%	13.82%	23.25%	38.33%	68.29%	80.91%	16.70%	14.63%	25.26%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$ 10.203817	$ 4.214380	$ 5.232697	$ 8.425190	$ 9.468447	$ 5.601064	$ 5.462259	$ 10.525595	$ 16.437422	$ 14.346032
Total Return*	-35.42%	-43.82%	-48.26%	-43.21%	-41.23%	-43.99%***	-45.38%***	-4.43%	-0.33%	-40.92%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$ 15.799107	$ 7.501115	$ 10.113014	$ 14.836474	$ 16.109803	n/a	n/a	$ 11.013862	$ 16.492630	$ 24.281336
Total Return*	-2.73%	13.73%	1.13%***	10.07%	5.60%	n/a	n/a	10.14%***	7.55%	-7.90%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	n/a	n/a	0.90%	0.90%	0.90%

Period ended December 31, 2006

Unit Value	$ 16.242249	$ 6.595420	n/a	$ 13.478939	$ 15.255847	n/a	n/a	n/a	$ 15.334478	$ 26.365518
Total Return*	16.61%	8.49%	n/a	11.34%	16.16%	n/a	n/a	n/a	2.65%	12.92%
Ratio of Expenses**	0.90%	0.90%	n/a	0.90%	0.90%	n/a	n/a	n/a	0.90%	0.90%

Period ended December 31, 2005

Unit Value	$ 13.928379	$ 6.079122	n/a	$ 12.106055	$ 13.133568	n/a	n/a	n/a	$ 14.939254	$ 23.348647
Total Return*	$ 0.034500	$ 0.016700	n/a	$ 0.091100	$ 0.129600	n/a	n/a	n/a	$ 0.016100	$ 0.080400
Ratio of Expenses**	0.90%	0.90%	n/a	0.90%	0.90%	n/a	n/a	n/a	0.90%	0.90%

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations March 31, 2008.
(d) For 2009, the period is from January 1, 2009 through acquisition September 25, 2009. Unit values disclosed are as of September 25, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

					JNL/					JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth	Asia ex-Japan	China-India	Real Return	Total Return	Core Equity
	Index Portfolio	Sector Portfolio	Portfolio(b)	VIP Portfolio	Portfolio	Portfolio(c)	Portfolio(c)	Portfolio(a)	Bond Portfolio	Portfolio(d)

Lowest expense ratio
Period ended December 31, 2009

Unit Value	$ 13.696733	$ 7.415085	$ 6.332875	$ 10.790513	$ 13.980869	$ 15.077742	$ 17.983883	$ 12.558225	$ 20.576283	$ 20.018341
Total Return*	27.49%	63.96%	14.67%	24.18%	39.37%	50.78%***	82.47%	17.58%	15.49%	25.97%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$ 10.743752	$ 4.522481	$ 5.522534	$ 8.689276	$ 10.031603	n/a	$ 9.855716	$ 10.680330	$ 17.816674	$ 15.891871
Total Return*	-34.93%	-43.39%	-44.77%***	-42.79%	-40.78%	n/a	-1.44%***	-3.73%	0.42%	-40.47%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	n/a	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2007

Unit Value	$ 16.510809	$ 7.989322	n/a	$ 15.187172	$ 16.940447	n/a	n/a	$ 11.094085	$ 17.743016	$ 26.695992
Total Return*	-2.00%	14.59%	n/a	10.91%	6.40%	n/a	n/a	10.94%***	8.37%	-7.21%
Ratio of Expenses**	0.15%	0.15%	n/a	0.15%	0.15%	n/a	n/a	0.15%	0.15%	0.15%

Period ended December 31, 2006

Unit Value	$ 16.846919	$ 6.971917	n/a	$ 13.693584	$ 15.921922	n/a	n/a	n/a	$ 16.373038	$ 28.769233
Total Return*	17.50%	9.31%	n/a	12.17%	17.02%	n/a	n/a	n/a	3.51%	13.77%
Ratio of Expenses**	0.15%	0.15%	n/a	0.15%	0.15%	n/a	n/a	n/a	0.15%	0.15%

Period ended December 31, 2005

Unit Value	$ 14.337539	$ 6.378252	n/a	$ 12.207474	$ 13.606053	n/a	n/a	n/a	$ 15.817180	$ 25.287237
Total Return*	$ 0.108000	$ 0.065500	n/a	$ 0.130500	$ 0.177700	n/a	n/a	n/a	$ 0.027900	$ 0.111900
Ratio of Expenses**	0.15%	0.15%	n/a	0.15%	0.15%	n/a	n/a	n/a	0.15%	0.15%

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations March 31, 2008.
(d) For 2009, the period is from January 1, 2009 through acquisition September 25, 2009. Unit values disclosed are as of September 25, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

					JNL/					JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Global Growth	Asia ex-Japan	China-India	Real Return	Total Return	Core Equity
	Index Portfolio	Sector Portfolio	Portfolio(b)	VIP Portfolio	Portfolio	Portfolio(c)	Portfolio(c)	Portfolio(a)	Bond Portfolio	Portfolio(d)

Portfolio data
Period ended December 31, 2009

1 Net Assets (in thousands)	$ 682	$ 389	$ 108	$ 779	$ 468	$ 51	$ 238	$ 237	$ 1,508	$ -
1 Units Outstanding (in thousands)	52	56	18	75	35	5	20	19	79	-
Investment Income Ratio *	1.16%	0.18%	0.69%	1.88%	1.78%	0.01%	0.00%	2.77%	2.86%	8.60%

Period ended December 31, 2008

Net Assets (in thousands)	$ 248	$ 96	$ 78	$ 639	$ 311	$ 8	$ 25	$ 242	$ 1,001	$ 20
Units Outstanding (in thousands)	24	22	15	76	33	1	4	23	61	1
Investment Income Ratio *	1.76%	0.28%	2.03%	1.89%	1.96%	2.64%	0.00%	2.01%	5.13%	0.37%

Period ended December 31, 2007

Net Assets (in thousands)	$ 293	$ 103	$ -	$ 1,070	$ 353	n/a	n/a	$ 15	$ 430	$ 25
Units Outstanding (in thousands)	18	14	-	72	22	n/a	n/a	1	26	1
Investment Income Ratio *	1.33%	0.09%	0.00%	3.37%	1.21%	n/a	n/a	0.00%	5.50%	0.53%

Period ended December 31, 2006

Net Assets (in thousands)	$ 254	$ 53	n/a	$ 949	$ 212	n/a	n/a	n/a	$ 231	$ 19
Units Outstanding (in thousands)	13	8	n/a	70	14	n/a	n/a	n/a	15	1
Investment Income Ratio *	1.39%	0.08%	n/a	0.52%	0.50%	n/a	n/a	n/a	1.45%	0.39%

Period ended December 31, 2005

Net Assets (in thousands)	$ 137	$ 39	n/a	$ 492	$ 56	n/a	n/a	n/a	$ 69	$ 13
Units Outstanding (in thousands)	10	6	n/a	41	4	n/a	n/a	n/a	5	1
Investment Income Ratio *	2.38%	2.59%	n/a	0.77%	0.31%	n/a	n/a	n/a	5.30%	0.87%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 16, 2007.
(b) Commencement of operations December 3, 2007.
(c) Commencement of operations March 31, 2008.
(d) For 2009, the period is from January 1, 2009 through acquisition September 25, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select
	High Yield	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Balanced
	Bond Portfolio	Portfolio(b)	Portfolio(b)	Portfolio	Portfolio(c)	Portfolio(a)	Portfolio(a)	Portfolio(a)	Portfolio(a)	Portfolio

Highest expense ratio
Period ended December 31, 2009

Unit Value	$ 15.075380	$ 8.293851	$ 8.403144	$ 17.472565	$ 8.268771	$ 9.933562	$ 8.856003	$ 9.884978	$ 9.155431	$ 29.024234
Total Return*	45.27%	46.48%	33.69%	43.43%	39.36%	43.41%	22.68%	56.43%	41.76%	18.92%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$ 10.377789	$ 5.662034	$ 6.285642	$ 12.182251	$ 5.933569	$ 6.926825	$ 7.218957	$ 6.319172	$ 6.458560	$ 24.407387
Total Return*	-31.27%	-43.38%***	-37.14%***	-47.55%	-40.66%***	-30.22%	-26.07%	-36.31%	-35.82%	-21.27%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$ 15.100058	n/a	n/a	$ 23.224396	n/a	$ 9.926599	$ 9.765174	$ 9.921797	$ 10.063603	$ 31.002604
Total Return*	-1.68%	n/a	n/a	-6.19%	n/a	-0.73%***	-2.35%***	-0.78%***	0.64%***	6.76%
Ratio of Expenses**	0.90%	n/a	n/a	0.90%	n/a	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2006

Unit Value	$ 15.358394	n/a	n/a	$ 24.756563	n/a	n/a	n/a	n/a	n/a	$ 29.039875
Total Return*	9.73%	n/a	n/a	12.05%	n/a	n/a	n/a	n/a	n/a	12.87%
Ratio of Expenses**	0.90%	n/a	n/a	0.90%	n/a	n/a	n/a	n/a	n/a	0.90%

Period ended December 31, 2005

Unit Value	$ 13.996700	n/a	n/a	$ 22.094816	n/a	n/a	n/a	n/a	n/a	$ 25.728762
Total Return*	$ 0.009800	n/a	n/a	$ 0.041700	n/a	n/a	n/a	n/a	n/a	$ 0.045800
Ratio of Expenses**	0.90%	n/a	n/a	0.90%	n/a	n/a	n/a	n/a	n/a	0.90%

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations December 3, 2007.
(b) Commencement of operations March 31, 2008.
(c) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select
	High Yield	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Balanced
	Bond Portfolio	Portfolio(b)	Portfolio(b)	Portfolio	Portfolio(c)	Portfolio(a)	Portfolio(a)	Portfolio(a)	Portfolio(a)	Portfolio

Lowest expense ratio
Period ended December 31, 2009

Unit Value	$ 16.356071	$ 8.021105	$ 8.893297	$ 19.557254	$ 8.345447	$ 10.730461	$ 10.257566	$ 11.133910	$ 9.500198	$ 32.399243
Total Return*	46.36%	47.60%	34.10%	44.56%	40.40%	44.50%	23.69%	57.61%	42.87%	19.81%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$ 11.175125	$ 5.434389	$ 6.631804	$ 13.529039	$ 5.943952	$ 7.426072	$ 8.293099	$ 7.064019	$ 6.649635	$ 27.041949
Total Return*	-30.74%	-45.66%***	-33.68%***	-47.11%	-40.56%***	-25.74%***	-17.07%***	-29.36%***	-33.50%***	-20.68%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2007

Unit Value	$ 16.136032	n/a	n/a	$ 25.577708	n/a	n/a	n/a	n/a	n/a	$ 34.091888
Total Return*	-0.91%	n/a	n/a	-5.48%	n/a	n/a	n/a	n/a	n/a	7.57%
Ratio of Expenses**	0.15%	n/a	n/a	0.15%	n/a	n/a	n/a	n/a	n/a	0.15%

Period ended December 31, 2006

Unit Value	$ 16.284865	n/a	n/a	$ 27.062037	n/a	n/a	n/a	n/a	n/a	$ 31.691395
Total Return*	10.87%	n/a	n/a	13.02%	n/a	n/a	n/a	n/a	n/a	13.71%
Ratio of Expenses**	0.15%	n/a	n/a	0.15%	n/a	n/a	n/a	n/a	n/a	0.15%

Period ended December 31, 2005

Unit Value	$ 14.688493	n/a	n/a	$ 23.943879	n/a	n/a	n/a	n/a	n/a	$ 27.869371
Total Return*	$ 0.018100	n/a	n/a	$ 0.069200	n/a	n/a	n/a	n/a	n/a	$ 0.070800
Ratio of Expenses**	0.15%	n/a	n/a	0.15%	n/a	n/a	n/a	n/a	n/a	0.15%

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations December 3, 2007.
(b) Commencement of operations March 31, 2008.
(c) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/Select
	High Yield	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Balanced
	Bond Portfolio	Portfolio(b)	Portfolio(b)	Portfolio	Portfolio(c)	Portfolio(a)	Portfolio(a)	Portfolio(a)	Portfolio(a)	Portfolio

Portfolio data
Period ended December 31, 2009

1 Net Assets (in thousands)	$ 461	$ 8	$ 0	$ 43	$ 72	$ 50	$ 158	$ 108	$ 55	$ 853
1 Units Outstanding (in thousands)	30	1	0	2	9	5	17	10	6	29
Investment Income Ratio *	8.52%	1.29%	0.02%	7.19%	5.93%	0.01%	0.06%	0.02%	0.02%	2.69%

Period ended December 31, 2008

Net Assets (in thousands)	$ 70	$ 1	$ 24	$ 15	$ 6	$ 14	$ 48	$ 35	$ 23	$ 660
Units Outstanding (in thousands)	7	0	4	1	1	2	7	5	3	27
Investment Income Ratio *	10.48%	0.05%	0.99%	3.91%	0.55%	0.22%	17.38%	0.24%	7.70%	2.91%

Period ended December 31, 2007

Net Assets (in thousands)	$ 67	n/a	n/a	$ 16	n/a	$ -	$ -	$ -	$ -	$ 664
Units Outstanding (in thousands)	4	n/a	n/a	1	n/a	-	-	-	-	21
Investment Income Ratio *	7.51%	n/a	n/a	2.26%	n/a	0.00%	0.00%	0.00%	0.00%	1.51%

Period ended December 31, 2006

Net Assets (in thousands)	$ 59	n/a	n/a	$ 7	n/a	n/a	n/a	n/a	n/a	$ 152
Units Outstanding (in thousands)	4	n/a	n/a	-	n/a	n/a	n/a	n/a	n/a	5
Investment Income Ratio *	1.43%	n/a	n/a	0.02%	n/a	n/a	n/a	n/a	n/a	2.43%

Period ended December 31, 2005

Net Assets (in thousands)	$ 106	n/a	n/a	$ -	n/a	n/a	n/a	n/a	n/a	$ 90
Units Outstanding (in thousands)	8	n/a	n/a	-	n/a	n/a	n/a	n/a	n/a	3
Investment Income Ratio *	22.19%	n/a	n/a	1.53%	n/a	n/a	n/a	n/a	n/a	6.98%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations December 3, 2007.
(b) Commencement of operations March 31, 2008.
(c) Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Select	JNL/	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	Money Market	Select Value	Price Established	Price Mid-Cap	Price Short-Term	Price Value
	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Bond Portfolio(a)	Portfolio

Highest expense ratio
Period ended December 31, 2009

Unit Value	$ 14.526562	$ 18.822492	$ 28.998261	$ 43.067809	$ 10.747768	$ 13.825373
Total Return*	-0.71%	23.16%	42.50%	45.81%	6.78%	36.22%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$ 14.629809	$ 15.282399	$ 20.349258	$ 29.537457	$ 10.065465	$ 10.148987
Total Return*	1.48%	-33.84%	-43.26%	-41.06%	-6.50%	-40.93%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$ 14.416497	$ 23.099760	$ 35.865068	$ 50.111731	$ 10.765363	$ 17.180879
Total Return*	4.01%	7.16%	9.27%	16.40%	4.62%	0.12%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2006

Unit Value	$ 13.860894	$ 21.557003	$ 32.822320	$ 43.051928	$ 10.289759	$ 17.160838
Total Return*	3.79%	19.97%	12.98%	6.05%	2.90%***	19.23%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2005

Unit Value	$ 13.354332	$ 17.969296	$ 29.051575	$ 40.596997	n/a	$ 14.393344
Total Return*	$ 0.020000	$ 0.074400	$ 0.053500	$ 0.133000	n/a	$ 0.054600
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	n/a	0.90%

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Select	JNL/	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	Money Market	Select Value	Price Established	Price Mid-Cap	Price Short-Term	Price Value
	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Bond Portfolio(a)	Portfolio

Lowest expense ratio
Period ended December 31, 2009

Unit Value	$ 16.233890	$ 19.860940	$ 32.372985	$ 48.080261	$ 10.964534	$ 14.868119
Total Return*	0.04%	24.09%	43.58%	46.91%	7.59%	37.25%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$ 16.227122	$ 16.005060	$ 22.547730	$ 32.728801	$ 10.191049	$ 10.832906
Total Return*	2.24%	-33.34%	-42.83%	-40.61%	-5.79%	-40.48%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2007

Unit Value	$ 15.871136	$ 24.011295	$ 39.442672	$ 55.111008	$ 10.817285	$ 18.201637
Total Return*	4.79%	7.97%	10.09%	17.28%	4.92%	0.88%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2006

Unit Value	$ 15.145660	$ 22.239521	$ 35.826396	$ 46.989671	$ 10.309745	$ 18.043328
Total Return*	4.72%	20.85%	13.84%	6.84%	3.10%***	20.14%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2005

Unit Value	$ 14.462893	$ 18.403239	$ 31.470740	$ 43.982037	n/a	$ 15.019103
Total Return*	$ 0.027300	$ 0.108600	$ 0.085100	$ 0.194700	n/a	$ 0.089000
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	n/a	0.15%

*     Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.
**   Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***  Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 1, 2006.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Select	JNL/	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	Money Market	Select Value	Price Established	Price Mid-Cap	Price Short-Term	Price Value
	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Bond Portfolio(a)	Portfolio

Portfolio data
Period ended December 31, 2009

1 Net Assets (in thousands)	$ 2,156	$ 590	$ 918	$ 778	$ 211	$ 548
1 Units Outstanding (in thousands)	144	31	31	18	20	39
Investment Income Ratio *	0.16%	2.03%	0.57%	0.00%	4.75%	1.82%

Period ended December 31, 2008

Net Assets (in thousands)	$ 2,218	$ 349	$ 364	$ 487	$ 50	$ 384
Units Outstanding (in thousands)	150	22	18	16	5	37
Investment Income Ratio *	2.26%	0.04%	0.14%	0.00%	1.91%	2.22%

Period ended December 31, 2007

Net Assets (in thousands)	$ 900	$ 307	$ 468	$ 508	$ 9	$ 641
Units Outstanding (in thousands)	62	13	13	10	1	37
Investment Income Ratio *	4.81%	5.01%	1.32%	1.97%	8.11%	2.55%

Period ended December 31, 2006

Net Assets (in thousands)	$ 902	$ 146	$ 190	$ 250	$ -	$ 259
Units Outstanding (in thousands)	65	7	6	6	-	15
Investment Income Ratio *	4.71%	2.30%	0.17%	0.87%	0.00%	1.00%

Period ended December 31, 2005

Net Assets (in thousands)	$ 366	$ 48	$ 57	$ 145	n/a	$ 172
Units Outstanding (in thousands)	27	3	2	4	n/a	12
Investment Income Ratio *	3.17%	4.11%	0.29%	0.61%	n/a	5.79%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations May 1, 2006.

Independent Auditors’ Report

The Board of Directors of Jackson National Life Insurance Company and
Contract Owners of Jackson National Separate Account IV:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts within Jackson National Separate Account IV (Separate Account) as set forth herein as of December 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent of the underlying mutual fund. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each sub-account within Jackson National Separate Account IV as set forth herein as of December 31, 2009, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

February 25, 2010

Jackson National Life Insurance
Company and Subsidiaries

Consolidated Financial Statements
December 31, 2009

Jackson National Life Insurance Company and Subsidiaries

Index to Consolidated Financial Statements
December 31, 2009

__________________________________________________________________

Report of Independent Registered Public Accounting Firm                                                   1

Consolidated Balance Sheets                                                                                               2

Consolidated Income Statements                                                                                         3

Consolidated Statements of Changes in Equity and Comprehensive Income                                                                                                                                4

Consolidated Statements of Cash Flows                                                                               5

Notes to Consolidated Financial Statements                                                                          6

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Jackson National Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2009 and 2008, and the related consolidated income statements and the consolidated statements of changes in equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2009.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 4 to the consolidated financial statements, the Company has changed its method of evaluating other-than-temporary impairments of debt securities due to the adoption of FASB Staff Position No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (included in FASB ASC Topic 320, Investments-Debt and Equity Securities), as of January 1, 2009.

KPMG LLP

Chicago, Illinois
February 26, 2010

Jackson National Life Insurance Company and Subsidiaries
Consolidated Financial Statements

Consolidated Balance Sheets
(In thousands, except per share information)

	December 31,
Assets	2009	2008
Investments:
Cash and short-term investments	$1,043,725	$715,994
Securities available for sale, at fair value:
Fixed maturities (amortized cost: 2009, $36,791,797; 2008, $38,419,522)	36,368,034	34,305,761
Equities (cost: 2008, $389,516)	-	343,668
Trading securities, at fair value	557,671	523,969
Commercial mortgage loans	5,983,571	6,376,535
Policy loans	852,941	841,054
Derivative instruments	837,728	970,800
Other invested assets	866,023	935,010
Total investments	46,509,693	45,012,791

Accrued investment income	450,133	496,787
Deferred acquisition costs	4,738,901	4,889,889
Deferred sales inducements	476,749	565,942
Reinsurance recoverable	1,133,118	1,527,403
Income taxes receivable from Parent	369,478	169,331
Deferred income taxes	89,678	994,874
Other assets	192,042	234,196
Separate account assets	33,329,412	20,902,191
Total assets	$87,289,204	$74,793,404

Liabilities and Equity
Liabilities
Policy reserves and liabilities:
Reserves for future policy benefits and claims payable	$3,194,039	$4,091,774
Deposits on investment contracts	38,283,062	35,891,064
Guaranteed investment contracts	920,101	1,903,276
Trust instruments supported by funding agreements	2,331,458	4,647,874
Federal Home Loan Bank funding agreements	1,750,965	1,752,399
Short-term borrowings	-	150,000
Long-term borrowings	288,680	288,915
Securities lending payable	34,203	127,897
Derivative instruments	745,214	1,258,036
Other liabilities	1,234,646	1,152,864
Separate account liabilities	33,329,412	20,902,191
Total liabilities	82,111,780	72,166,290

Equity
Common stock, $1.15 par value; authorized 50,000 shares;
issued and outstanding 12,000 shares	13,800	13,800
Additional paid-in capital	3,561,395	2,968,985
Accumulated other comprehensive income (loss), net of
tax benefit of $356,307 in 2009 and $851,672 in 2008	76,344	(1,627,525)
Retained earnings	1,450,505	1,145,443
Total stockholder's equity	5,102,044	2,500,703
Noncontrolling interests	75,380	126,411
Total equity	5,177,424	2,627,114
Total liabilities and equity	$87,289,204	$74,793,404

Consolidated Income Statements
(In thousands)

	Years Ended December 31,
	2009	2008	2007
Revenues
Fee income	$1,082,281	$1,069,910	$1,000,661
Premiums	115,231	170,161	190,300
Net investment income	2,577,794	2,662,099	2,945,516

Net realized losses on investments:
Total other-than-temporary impairments	(1,196,893)	(913,692)	(60,395)
Portion of other-than-temporary impairments included in
other comprehensive income (loss)	422,186	-	-
Net other-than-temporary impairments	(774,707)	(913,692)	(60,395)
Other investment gains (losses)	166,829	(289,542)	(30,179)
Total net realized losses on investments	(607,878)	(1,203,234)	(90,574)

Risk management activity	(912,080)	(466,638)	36,458
Other income	61,112	107,763	27,783
Total revenues	2,316,460	2,340,061	4,110,144
Benefits and Expenses
Death and other policy benefits	583,573	514,148	488,280
Interest credited on deposit liabilities	1,461,137	1,406,066	1,409,771
Interest expense on trust instruments supported
by funding agreements	82,131	196,175	278,604
Interest expense on Federal Home Loan Bank advances,
notes and reverse repurchase agreements	49,767	71,295	66,647
Increase (decrease) in reserves, net of reinsurance	(536,828)	164,027	(29,437)
Commissions	980,903	739,798	796,876
General and administrative expenses	447,617	478,320	468,582
Deferral of policy acquisition costs	(944,596)	(719,724)	(777,230)
Deferral of sales inducements	(132,196)	(113,232)	(140,722)
Amortization of acquisition costs:
Attributable to operations	108,240	926,903	552,626
Attributable to risk management activity	(341,509)	(103,491)	17,182
Attributable to net realized losses on investments	(72,349)	(164,503)	(23,142)
Amortization of deferred sales inducements:
Attributable to operations	43,542	39,836	95,102
Attributable to risk management activity	(1,203)	59,694	15,979
Attributable to net realized losses on investments	(10,062)	(15,770)	(2,940)
Total benefits and expenses	1,718,167	3,479,542	3,216,178
Pretax income (loss)	598,293	(1,139,481)	893,966
Federal income tax expense (benefit)	182,536	(172,081)	252,291
Income (loss) before extraordinary loss	415,757	(967,400)	641,675
Extraordinary loss, net of tax benefit of $4,651 in 2008	-	(8,638)	-
Net income (loss)	415,757	(976,038)	641,675
Less: Net income (loss) attributable to noncontrolling interests	(12,415)	5,825	22,396
Net income (loss) attributable to Jackson	$428,172	$(981,863)	$619,279

See accompanying notes to consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Financial Statements

Consolidated Statements of Changes in Equity and Comprehensive Income
(In thousands)

			Accumulated
		Additional	other		Total	Non-
	Common	paid-in	comprehensive	Retained	stockholder's	controlling	Total
	stock	capital	income (loss)	earnings	equity	interests	equity
Balances as of December 31, 2006	$13,800	$2,904,276	$110,807	$2,067,128	$5,096,011	$148,495	$5,244,506
Comprehensive income:
Net income				619,279	619,279	22,396	641,675
Net unrealized losses
on securities not other-than
-temporarily impaired, net
of tax of $(102,737)			(190,798)		(190,798)	(39,681)	(230,479)
Reclassification adjustment
for gains included
in net income, net of tax
of $(6,055)			(11,244)		(11,244)		(11,244)
Total comprehensive income (loss)			(202,042)	619,279	417,237	(17,285)	399,952
Capital contribution		30,605			30,605		30,605
Dividends to stockholder				(246,000)	(246,000)		(246,000)
Balances as of December 31, 2007	$13,800	$2,934,881	$(91,235)	$2,440,407	$5,297,853	$131,210	$5,429,063

Comprehensive income:
Net income (loss)				(981,863)	(981,863)	5,825	(976,038)
Net unrealized losses
on securities not other-than
-temporarily impaired, net
of tax of $(1,045,509)			(1,987,509)		(1,987,509)	(10,624)	(1,998,133)
Reclassification adjustment
for losses included
in net income, net of tax
of $242,964			451,219		451,219		451,219
Total comprehensive loss			(1,536,290)	(981,863)	(2,518,153)	(4,799)	(2,522,952)
Capital contribution		34,104			34,104		34,104
Dividends to stockholder				(313,101)	(313,101)		(313,101)
Balances as of December 31, 2008	$13,800	$2,968,985	$(1,627,525)	$1,145,443	$2,500,703	$126,411	$2,627,114

Comprehensive income:
Net income (loss)				428,172	428,172	(12,415)	415,757
Net unrealized gains (losses)
on securities not other-than
-temporarily impaired, net
of tax of $382,885			1,621,868		1,621,868	(38,616)	1,583,252
Net unrealized losses on
other-than-temporarily impaired
securities, net of tax of $(127,733)			(237,217)		(237,217)		(237,217)
Reclassification adjustment
for losses included
in net income, net of tax
of $240,213			446,108		446,108		446,108
Total comprehensive income (loss)			1,830,759	428,172	2,258,931	(51,031)	2,207,900
Cumulative effect of change in
accounting, net of DAC			(126,890)	126,890	-		-
Capital contribution		592,410			592,410		592,410
Dividends to stockholder				(250,000)	(250,000)		(250,000)
Balances as of December 31, 2009	$13,800	$3,561,395	$76,344	$1,450,505	$5,102,044	$75,380	$5,177,424

See accompanying notes to consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Financial Statements

Consolidated Statements of Cash Flows (In thousands)

	Years Ended December 31,
	2009	2008	2007
Cash flows from operating activities:
Net income (loss) attributable to Jackson	$ 428,172	$ (981,863)	$ 619,279
Adjustments to reconcile income (loss) attributable to Jackson to net cash provided by operating activities:
Net realized losses on investments	607,878	1,203,234	90,574
Losses on trading portfolio	126,090	91,472	6,496
Risk management activity	912,080	466,638	(36,458)
Interest credited on deposit liabilities	1,461,137	1,406,066	1,409,771
Interest expense on trust instruments supported
by funding agreements	82,131	196,175	278,604
Interest expense on Federal Home Loan Bank funding
agreements	28,906	57,928	50,178
Mortality, expense and surrender charges	(327,521)	(321,484)	(298,384)
Amortization of discount and premium on investments	(1,235)	28,168	65,787
Deferred income tax (benefit) provision	409,848	(113,368)	50,254
Change in:
Accrued investment income	46,654	(41,579)	78,679
Deferred sales inducements and acquisition costs	(1,350,132)	(90,287)	(263,145)
Trading portfolio activity, net	142,064	9,592	(91,761)
Income taxes receivable from Parent	(200,147)	(161,872)	46,340
Other assets and liabilities, net	201,025	218,797	(147,951)
Net cash provided by operating activities	2,566,950	1,967,617	1,858,263

Cash flows from investing activities:
Sales of fixed maturities and equities available for sale	9,001,912	2,248,000	4,810,384
Principal repayments, maturities, calls and redemptions:
Fixed maturities available for sale	2,166,500	2,964,781	3,074,597
Commercial mortgage loans	742,080	407,640	845,333
Purchases of:
Fixed maturities and equities available for sale	(10,029,527)	(7,622,992)	(7,542,552)
Commercial mortgage loans	(351,711)	(1,310,760)	(1,031,580)
Other investing activities	(1,534,559)	473,947	(143,207)
Net cash (used in) provided by investing activities	(5,305)	(2,839,384)	12,975

Cash flows from financing activities:
Policyholders' account balances:
Deposits	14,123,189	12,846,221	13,262,218
Withdrawals	(9,543,370)	(9,029,910)	(8,425,907)
Net transfers to separate accounts	(6,984,733)	(2,442,002)	(6,915,504)
Proceeds from borrowings	-	550,000	250,000
Payments on borrowings	(150,000)	(634,047)	(131,831)
Proceeds and payments on short-term borrowings from Parent	-	(32,000)	32,000
Payment of cash dividends to Parent	(250,000)	(313,101)	(246,000)
Capital contribution from Parent	571,000	-	-
Net cash (used in) provided by financing activities	(2,233,914)	945,161	(2,175,024)

Net increase (decrease) in cash and short-term investments	327,731	73,394	(303,786)

Cash and short-term investments, beginning of year	715,994	642,600	946,386
Total cash and short-term investments, end of year	$ 1,043,725	$ 715,994	$ 642,600

See accompanying notes to consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

1.      Nature of Operations

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is ultimately a wholly owned subsidiary of Prudential plc (“Prudential”), London, England.  Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts (“GICs”) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

The consolidated financial statements include the accounts of the following:
•	Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York, Squire Reassurance Company LLC (“Squire Re”) and Jackson National Life (Bermuda) LTD;
•
Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC, Curian Clearing, LLC and Curian Capital, LLC;

•	Wholly owned insurance agency: JNL Southeast Agency, LLC;
•	PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides information technology services to Jackson and certain affiliates;
•	Other partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson has a controlling interest or is deemed the primary beneficiary.

2.	Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  All significant intercompany accounts and transactions have been eliminated in consolidation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes.  Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 6) estimates related to establishment of loan loss reserves, liabilities for lawsuits and the liability for state guaranty fund assessments; 7) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company; and, 8) the value of guarantee obligations.  These estimates and assumptions are based on management’s best estimates and judgments.  Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate.  As facts and circumstances dictate, these estimates and assumptions may be adjusted.  Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.  Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

2.           Summary of Significant Accounting Policies (continued)

Changes in Accounting Principles – Adopted in Current Year
On December 31, 2009, the Company adopted the Statement of Financial Accounting Standards (“FAS”) No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles” (“ASU 2009-01”), which was issued by the Financial Accounting Standards Board (“FASB”) in June 2009.  ASU 2009-01 supersedes FAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”, authorizes the Codification as the new source for authoritative U.S. GAAP and ends the practice of FASB issuing standards in the familiar forms.  ASU 2009-01 did not have an impact on the Company’s consolidated financial statements.

On December 31, 2009, the Company adopted FAS No. 165, “Subsequent Events” (“ASC 855-10”), which was issued by the FASB in May 2009.  ASC 855-10 addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated.  The Company has evaluated subsequent events through February 26, 2010,  which is the date the financial statements were available to be issued.

On December 31, 2009, the Company adopted FASB Staff Position (“FSP”) FAS No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10”).  This amendment to FAS 157 provides additional guidance on estimating fair value when the volume and level of activity for an asset or liability have significantly decreased in relation to normal market activity.  This change also includes guidance on identifying circumstances that indicate a transaction is not orderly.  This change did not have an impact on the Company’s consolidated financial statements.

On January 1, 2009, the Company adopted FSP FAS No. 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (“ASC 320-10”).  This staff position amends the other-than-temporary impairment guidance for debt securities and modifies the presentation and disclosure requirements for other-than-temporary impairment disclosures for debt and equity securities.  This change also amends the requirement for management to positively assert the ability and intent to hold a debt security to recovery to determine whether an other-than-temporary impairment exists and replaces this provision with the assertion that management does not intend to sell or it is not more likely than not that management will be required to sell a security prior to recovery.  In addition, it modifies the presentation of other-than-temporary impairments for certain debt securities where management has no intent to sell and will not be required to sell to only present the impairment loss in net income (loss) that represents the credit loss associated with the other-than-temporary impairment.  The remaining impairment loss is then presented in other comprehensive income (loss) (“OCI”).  Upon adoption, the Company transferred $186.6 million ($126.9 million net of deferred acquisition costs) of non-credit related impairments from retained earnings to OCI.

In February 2008, the FASB issued FSP FAS No. 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13” (“ASC 820-10”).  This update provides a scope exception from FAS 157 for the evaluation criteria on lease classification and capital lease measurement under FAS No. 13, “Accounting for Leases” (“ASC 840-20”) and other related accounting pronouncements. Due to the scope exception, the Company did not apply the provisions of FAS 157 in determining the classification of and accounting for leases.  Accordingly, the adoption of FSP FAS 157-1 did not have an impact on the Company’s consolidated financial statements.

In February 2008, the FASB issued FSP FAS No. 157-2, “Effective Date of FASB Statement No. 157” (“ASC 820-10”) which delayed the effective date of FAS 157 to fiscal years beginning after November 15, 2008 for certain nonfinancial assets and liabilities. Examples of applicable nonfinancial assets and liabilities to which this change applies include, but are not limited to, nonfinancial assets and liabilities initially measured at fair value in a business combination that are not subsequently remeasured at fair value and nonfinancial long-lived assets measured at fair value for impairment assessment.  As a result of the issuance of FSP FAS 157-2, the Company did not apply the provisions of FAS 157 to the nonfinancial assets and liabilities within the scope of FSP FAS 157-2 in 2008.  Application in 2009 did not have a significant impact on the Company’s consolidated financial statements.

2.           Summary of Significant Accounting Policies (continued)

In March 2008, the FASB issued FAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (“ASC 815-10”).  This statement amends and expands disclosures about an entity’s derivative and hedging activities with the intent of providing the users of financial statements with an enhanced understanding of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for and the related interpretations and how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.  It was effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  The Company has incorporated the additional disclosures in the 2009 consolidated financial statements.

In December 2007, the FASB issued FAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (“ASC 810-10”).  This statement establishes accounting and reporting standards for noncontrolling interests in a subsidiary and was effective for fiscal years beginning on or after December 15, 2008.  Jackson adopted this change effective January 1, 2009.  It resulted in the presentation of noncontrolling interests not directly or indirectly attributable to the Company separately in equity and net income.  The prior year financial statements have been reclassified to reflect this change.

Changes in Accounting Principles – Adopted in Prior Years
In December 2008, the FASB issued FSP 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities” (“ASC 810-10” and “ASC 860-10”).  These staff positions amend both FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” and FASB Interpretation No. 46 (revised) “Consolidation of Variable Interest Entities” to require additional disclosures beginning in financial statements for reporting periods ending after December 15, 2008.  Accordingly, any additional disclosures required by this statement are included in the accompanying notes to consolidated financial statements.

On January 1, 2008, the Company adopted FAS No. 159, “Fair Value Option for Financial Assets and Financial Liabilities” (“ASC 825-10”), which was issued by the FASB in 2007.  This statement allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value, with changes in fair value recognized in the income statement.  Jackson did not elect to measure any eligible items at fair value and, as a result, adoption did not have an initial impact on the Company’s consolidated financial statements.

On January 1, 2008, the Company adopted FAS No. 157, “Fair Value Measurements” (“ASC 820-10”), which was issued by the FASB in September 2006. The Company also adopted the related FSPs described below. For financial statement elements measured at fair value, this statement establishes a framework for measuring fair value under GAAP and enhances disclosures about fair value measurements.  The pronouncement defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Prior to adoption, the fair value of a liability was often based on a settlement price concept, which assumed the liability was extinguished.  After adoption, fair value is based on the amount that would be paid to transfer a liability to a third party with the same credit standing, thereby requiring that an issuer’s credit standing be considered when measuring a liability at fair value.  It also establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2, and 3”).

The Company applied the provisions of ASC 820-10 prospectively to financial assets and liabilities measured at fair value under existing GAAP. The impact of adoption changed the valuation of the Company’s embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts.  The change in the valuation of embedded derivatives associated with the variable annuity guarantees resulted from a change to implied volatility with no reference to historical volatility levels.  At January 1, 2008, the impact of adoption on net income was a charge of $54.3 million and was recognized as a change in estimate in the accompanying consolidated financial statements, where the changes were presented in the respective income statement captions.  The Company’s adoption did not materially impact the fair values of other financial instruments.  However, management expects that as a result of adoption, risk management activity for future years is likely to be more volatile than amounts recorded in prior years due to the potential variability in the relevant inputs.  See note 3 for additional information regarding fair value measurements.
2.           Summary of Significant Accounting Policies (continued)

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active” (“FSP FAS 157-3”).  This FSP clarifies the application of FAS 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active.  FSP FAS 157-3 was effective upon issuance and did not have a significant impact on the Company’s consolidated financial statements.

Effective January 1, 2007, the Company adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109” (“ASC 740-10”).  This interpretation clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and requires companies to determine whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements.  It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties.  The adoption did not have an initial impact on the Company’s consolidated financial statements.   See note 10 for information on unrecognized tax benefits arising subsequent to adoption.

Changes in Accounting Principles – Not Yet Adopted
In June 2009, the FASB issued FAS No. 166, “Accounting for Transfers of Financial Assets”.  This accounting guidance amends the current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures.  This accounting guidance will be effective on January 1, 2010.  Jackson has not yet determined the impact this guidance, when adopted, will have on the Company’s consolidated financial statements.

In June 2009, the FASB issued FAS No. 167, “Amendments to FASB Interpretation No. 46R”, which provides accounting guidance for determining which enterprise, if any, has a controlling financial interest in a variable interest entity (“VIE”) and requires additional disclosures about involvement in VIEs.  This accounting guidance will be effective on January 1, 2010.  Jackson has not yet determined the impact this guidance, when adopted, will have on the Company’s consolidated financial statements.

Comprehensive Income (Loss)
Comprehensive income (loss) includes all changes in stockholder’s equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income (loss) and net unrealized gains or losses on available for sale securities.

Investments
Cash and short-term investments, which primarily include high quality, non-asset-backed commercial paper, money market instruments and deposits in the Federal Home Loan Bank of Indianapolis (“FHLBI”), are carried at cost or amortized cost.  These investments have original maturities of three months or less and are considered cash equivalents for reporting cash flows.

Fixed maturities consist primarily of bonds, notes, redeemable preferred stocks and asset-backed securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the interest method.  Asset-backed securities are amortized over the estimated redemption period.  With regard to certain asset-backed securities that are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis.  The carrying value of such securities was $953.4 million and $604.3 million as of December 31, 2009 and 2008, respectively.

2.      Summary of Significant Accounting Policies (continued)

All fixed maturities are classified as available for sale and are carried at fair value.  Effective January 1, 2009, for declines in fair value considered to be other-than-temporary, an impairment charge reflecting the difference between the amortized cost basis and fair value is included in net realized losses on investments.  Further, where Jackson has no intent to sell the security and does not expect to be required to sell the security prior to recovery of its amortized cost basis, an amount representing the non-credit related portion of a loss is reclassified out of net realized losses on investments and into other comprehensive income.  In determining whether an other-than-temporary impairment has occurred, and in calculating the non-credit related component of the total impairment loss, the Company considers a number of factors, which are further detailed in note 4.  For prior periods, Jackson recognized an other-than-temporary impairment when the Company did not expect full recovery of value or did not have the intent and ability to hold a security to recovery.  Further, prior to January 1, 2009, impairment losses were recognized in net realized losses on investments for the full difference between fair value and amortized cost.

Equities, which include common stocks, non-redeemable preferred stocks and shares of mutual funds purchased as seed money supporting newly established variable funds are carried at fair value.  Book value of available for sale equity securities are reduced to fair value for declines in fair value considered to be other-than-temporary.

During 2009, the Company transferred the remainder of its equity holdings from available for sale to a trading portfolio and recognized a loss of $87.5 million.  As a result, at December 31, 2009, all equity holdings are classified as trading.  Previously, trading securities primarily consisted of private equity securities and investments in mutual funds that support liabilities of the Company’s non-qualified voluntary deferred compensation plans.  Trading securities are carried at fair value with changes in value included in net investment income.

Commercial mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums and an allowance for loan losses. The allowance for loan losses represents the estimated risk of loss for individual mortgages in the portfolio.

Policy loans are carried at the unpaid principal balances.

Other invested assets primarily include investments in limited partnerships and real estate.  Limited partnership investments are accounted for using the equity method.  Real estate is carried at the lower of depreciated cost or fair value.

Pursuant to the guidance provided in ASC 810-10, the Company has concluded that it owns interests in VIEs that represent primary beneficial interests.  These VIEs are included in the consolidated financial statements and include entities structured to hold and manage investments, including real estate properties and interests in commercial loans.  Other invested assets also includes investments of $73.0 million and $72.5 million as of December 31, 2009 and 2008, respectively, in debt issued by a VIE structured to hold and manage investments in commercial loans, for which the Company is not the primary beneficiary.

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The changes in unrealized gains and losses on investments classified as available for sale, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements, and, beginning in 2009, the non-credit related portion of other-than-temporary impairment charges are excluded from net income and included as a component of other comprehensive income and total equity.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

2.      Summary of Significant Accounting Policies (continued)

Derivative Instruments, Embedded Derivatives and Risk Management Activity
The Company enters into financial derivative transactions, including, but not limited to, swaps, spread cap options, put-swaptions, futures and options to reduce and manage business risks.  These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred.  The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements.  The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.  During 2008, nonperformance by one derivative counterparty resulted in a loss on the related transactions.  The related charge of $17.2 million is included as a component of net investment income.  There were no such losses in 2009 or 2007.

The Company generally uses freestanding derivative instruments for hedging purposes.  Additionally, certain liabilities, primarily trust instruments supported by funding agreements, index linked annuities and guarantees offered in connection with variable annuities issued by the Company, contain embedded derivative instruments.  Further details regarding Jackson’s derivative positions are included in note 5.  The Company generally does not account for such derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed.  Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value.  The results from derivative financial instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in risk management activity.

Deferred Acquisition Costs
Certain costs of acquiring new business, principally commissions and certain costs associated with policy issuance and underwriting, which vary with and are primarily related to the production of new business, are capitalized as deferred acquisition costs.  Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products.  Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.  As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment is included along with the change in fair value of fixed maturities and equities available for sale, net of applicable tax, that is credited or charged directly to stockholder’s equity as a component of other comprehensive income.  Deferred acquisition costs have been increased by $131.9 million and $1.5 billion at December 31, 2009 and 2008, respectively, to reflect this adjustment.  Effective January 1, 2009, in connection with the adoption of FSP 115-2, Jackson reclassified $53.0 million of deferred acquisition costs from retained earnings to accumulated other comprehensive income.

Deferred Sales Inducements
Bonus interest on deferred fixed annuities and contract enhancements on index linked annuities and variable annuities are capitalized as deferred sales inducements.  Deferred sales inducements are increased by interest thereon and amortized in proportion to estimated gross profits.  Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.  As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment is included along with the change in fair value of fixed maturities and equities available for sale, net of applicable tax, that is credited or charged directly to stockholder’s equity as a component of other comprehensive income.  Deferred sales inducements have been increased by $11.9 million and $201.0 million at December 31, 2009 and 2008, respectively, to reflect this adjustment.  Effective January 1, 2009, in connection with the adoption of FSP 115-2, Jackson reclassified $6.7 million of deferred sales inducements from retained earnings to accumulated other comprehensive income.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

2.      Summary of Significant Accounting Policies (continued)

Federal Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.  The Company is generally no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2005.

Jackson files a consolidated federal income tax return with Brooke Life and Jackson National Life Insurance Company of New York. Jackson National Life (Bermuda) LTD is taxed as a controlled foreign corporation of Jackson.  The other affiliated subsidiary entities are limited liability companies with all of their interests owned by Jackson.  Accordingly, they are not considered separate entities for income tax purposes; and therefore, are taxed as part of the operations of Jackson.  Income tax expense is calculated on a separate company basis.

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes.  Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of policy acquisition costs and the provisions for future policy benefits and expenses.  Deferred tax assets and liabilities are measured using the enacted tax rates expected to be in effect when such benefits are realized.  Under GAAP, Jackson is required to test the value of deferred tax assets for realizability.  Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.  In determining the need for a valuation allowance, the Company considers the carryback capacity of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance.  In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than 50 percent chance of success with the relevant taxing authority with regard to that tax position.  Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Policy Reserves and Liabilities
Reserves for future policy benefits and claims payable:
For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations.  Mortality assumptions range from 25% to 160% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration.  Interest rate assumptions range from 4.0% to 8.0%.  Lapse and expense assumptions are based on Company experience.

Deposits on investment contracts:
For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value.  For deferred annuities, the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value.  The liability for index linked annuities is based on two components, 1) the imputed value of the underlying guaranteed host contract, and 2) the fair value of the embedded option component of the contract.  For index linked annuities, obligations in excess of the guaranteed contract value are economically hedged through the use of futures contracts and call options.

Trust Instruments Supported by Funding Agreements

Jackson and Jackson National Life Funding, LLC have established a European Medium Term Note program, with up to $7 billion in aggregate principal amount outstanding at any one time.  Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to

2.      Summary of Significant Accounting Policies (continued)

institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements.  Carrying values totaled $1.0 billion and $1.1 billion at December 31, 2009 and 2008, respectively.

Jackson and Jackson National Life Global Funding have established a $10.8 billion aggregate Global Medium Term Note program.  Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements.  The carrying values at December 31, 2009 and 2008 totaled $1.3 billion and $3.5 billion, respectively.

Medium term note instruments issued representing obligations denominated in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps.  The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency transaction gains and losses using exchange rates as of the reporting date.  Foreign currency transaction gains and losses are included in risk management activity.

Federal Home Loan Bank Advances
Jackson and Squire Re are members of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in its mortgage-collateralized loan advance program and its short-term funding facility.  Membership requires the Company to purchase and hold a minimum amount of FHLBI capital stock plus additional stock based on outstanding advances.  Advances are in the form of short-term notes or funding agreements issued to FHLBI.  At December 31, 2009 and 2008, the Company held $117.6 million and $117.5 million, respectively, in FHLBI capital stock, supporting $1.8 billion and $1.9 billion, respectively, in funding agreements and short-term borrowings.

Separate Account Assets and Liabilities
The assets and liabilities resulting from individual variable life and annuity contracts, which aggregated $33.3 billion and $20.8 billion at December 31, 2009 and 2008, respectively, are segregated in separate accounts.  The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks.  Such fees are recorded as earned and included in fee income in the consolidated income statements.

The Company has issued a group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan.  These deposits are allocated to the Jackson National Separate Account - II and aggregated $142.2 million and $106.4 million at December 31, 2009 and 2008, respectively.  The Company receives administrative fees for managing the funds.  These fees are recorded as earned and included in fee income in the consolidated income statements.

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due.  Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts.  This association is accomplished through provisions for future policy benefits and the deferral and amortization of acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue.  Revenues consist primarily of investment income and charges assessed against the policyholder’s account value for mortality charges, surrenders and administrative expenses.  Fee income also includes revenues related to asset management fees and 12b-1 service fees.  Surrender benefits are treated as repayments of the policyholder account.  Annuity benefit payments are treated as reductions to the policyholder account.  Death benefits in excess of the policyholder account are recognized as an expense when incurred.  Expenses consist primarily of the interest credited to policyholder deposits.  Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business.  This is accomplished through deferral and amortization of acquisition costs and sales inducements.  Expenses not related to policy acquisition are recognized as incurred.
2.      Summary of Significant Accounting Policies (continued)

Investment income is not accrued on securities in default and otherwise where the collection is uncertain.  Receipts of interest on such securities are generally used to reduce the cost basis of the securities.

In 2008, the Company received, and recorded in other income, $18.6 million from class action settlements against certain underwriters of WorldCom securities.

Jackson has terminated, at the customers’ requests, a number of Medium Term Note contracts at a discounted rate.  The income on these early terminations, totaling $16.8 million and $48.8 million in 2009 and 2008, respectively, was also included in other income.

3.      Fair Value Measurements

	December 31, 2009		December 31, 2008
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Cash and short-term investments	$1,043,725	$1,043,725	$715,994	$715,994
Fixed maturities	36,368,034	36,368,034	34,305,761	34,305,761
Equities	-	-	343,668	343,668
Trading securities	557,671	557,671	523,969	523,969
Commercial mortgage loans	5,983,571	5,939,175	6,376,535	6,139,750
Policy loans	852,941	680,569	841,054	665,817
Derivative instruments	837,728	837,728	970,800	970,800
GMIB reinsurance recoverable	141,459	141,459	249,468	249,468
Separate account assets	33,329,412	33,329,412	20,902,191	20,902,191

Liabilities
Annuity reserves (1)	$32,475,348	$24,927,600	$30,775,340	$23,631,193
Reserves for guaranteed investment contracts	920,101	968,519	1,903,276	1,998,027
Trust instruments supported by funding agreements	2,331,458	2,371,266	4,647,874	4,797,590
Federal Home Loan Bank funding agreements	1,750,965	1,572,456	1,752,399	1,816,734
Borrowings	288,680	288,680	438,915	413,026
Derivative instruments	745,214	745,214	1,258,036	1,258,036
Separate account liabilities	33,329,412	33,329,412	20,902,191	20,902,191

(1) - Annuity reserves represent only the components of deposits on investment contracts that constitute financial instruments.  Non-financial instruments are not included in either the carrying value or fair value columns.

The following chart summarizes the fair value and carrying value of Jackson’s financial instruments (in thousands).  The basis for determining the fair value of each instrument is also described below.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

3.      Fair Value Measurements (continued)

Fair value measurements are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information.  Jackson utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.  All assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 1 securities include U.S. Treasury securities and exchange traded equity and derivative securities.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Most debt securities and preferred stocks that are model priced using observable inputs are classified within Level 2.  Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured or lower quality asset-backed securities.  Embedded derivative instruments that are valued using unobservable inputs are also included in Level 3.  Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument.  At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments.  In such instances, there is generally no or limited observable market data for these assets and liabilities.  Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors.  These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ significantly from the values that would have been used had an active market existed, and the differences could be material.  As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument.  In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following is a discussion of the methodologies used to determine fair values of the financial instruments listed in the above table.

Fixed Maturity and Equity Securities
The fair values for fixed maturity and equity securities are determined by management using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available.  Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally.

3.      Fair Value Measurements (continued)

Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums, and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most fixed maturities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and brokers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral.  Actual prepayment experience may vary from these estimates.

Prices from independent pricing services are sometimes unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument to determine fair value.  For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices.  These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information, and, therefore, are considered to be Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value.  This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.  Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes.  In addition, the Company considers whether prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices.  As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

During 2008, the Company determined that, due to inactivity in certain markets, reliable market prices were no longer available on certain securities.  As a result, these securities were valued using internal estimates at December 31, 2008.  These securities were reflected as transfers into Level 3 during 2008.  At December 31, 2008, the related securities had an amortized cost and fair value of $5,469.4 million and $4,783.3 million, respectively, and were primarily asset-backed securities.  During 2009, the Company determined that sufficient activity had returned to certain markets and, as a result, reliable market prices were available at December 31, 2009 for the majority of these securities.  This change was reflected as a transfer out of Level 3 during 2009.

For those securities that were internally valued at December 31, 2009 and 2008, an internally developed model was used to determine the fair value.  The pricing model used by the Company begins with current spread levels of similarly-rated securities to determine the  market discount rate for the security.  Appropriate risk premiums for illiquidity and non-performance are incorporated, and included in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

3.    Fair Value Measurements (continued)

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services are classified into Level 2 due to their use of  market observable inputs.

Due to a general lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3.  Some valuations may be classified as Level 2 if the price can be corroborated.  Matrix-priced securities, primarily consisting of certain private placement debt, are classified as Level 2 as values are determined using observable market inputs.

Commercial Mortgage Loans
Fair values are determined by discounting the future cash flows at current market interest rates.

Policy Loans
Fair values are determined using projected future cash flows discounted at current market interest rates.  Projected future cash flows include assumptions regarding mortality and lapse expectations.

Freestanding Derivative Instruments
Freestanding derivative instruments are reported at fair value. Changes in fair value are included in risk management activity.  Derivatives priced using valuation models incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Derivative instruments classified as Level 1 include futures, which are traded on active exchanges.

Derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, credit default swaps, put swaptions and equity index call and put options. These derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Spread cap options are classified as Level 3 as the fair values are determined through non-binding broker quotes.  As noted above, due to a general lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3.  No other freestanding derivatives are currently classified as Level 3.

Other Invested Assets
Other invested assets include investments in limited partnerships and real estate.  Fair value for limited partnerships is determined by using the proportion of Jackson’s investment in each fund (NAV equivalent) as a practical expedient for fair value.  No adjustments to these amounts were deemed necessary at December 31, 2009.

Fair Values of Separate Account Assets and Liabilities
Separate account assets are invested in mutual funds, which are categorized as Level 1 assets.  The value of separate account liabilities are set equal to the value of separate account assets under GAAP.

Annuity Reserves
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities.  Fair values for deferred annuities, including equity indexed annuities, are determined using projected future cash flows discounted at the rate that would be required to transfer the liability to a willing third party.

Reserves for Guaranteed Investment Contracts
Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.
3.      Fair Value Measurements (continued)

Trust Instruments Supported by Funding Agreements
Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

Federal Home Loan Bank Funding Agreements
Fair values of the FHLBI funding agreements are based on present value of future cash flows discounted at current market interest rates.

Borrowings
Carrying value of the short-term borrowings is considered a reasonable estimate for fair value due to their short-term maturity.  Fair values of other borrowings are based on future cash flows discounted at current market interest rates.

Fair Values of Certain Guaranteed Benefits
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, primarily non-life contingent guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsured portion of the Company’s guaranteed minimum income benefits (“GMIB”), are accounted for at fair value.  Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits.

Non-life contingent GMWBs and GMABs are recorded at fair value with changes in fair value recorded in risk management activity. The fair value of the reserve is based on the expectations of future benefit payments and future fees associated with the benefits.  At the inception of the contract, the Company attributes to the derivative a portion of total fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid for the benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative.

Jackson’s GMIB book is reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a freestanding derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s balance sheets, with changes in fair value recorded in risk management activity.  Due to the lack of availability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering it in 2009.

Fair values for GMWB and GMAB embedded derivatives as well as reinsured GMIB derivatives, are calculated based upon internally developed models because active, observable markets do not exist for those items.  Prior to January 1, 2008, the Company used the accounting guidance on fair value which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. However, under that accounting literature, when an estimate of fair value was made for liabilities where no market observable transactions existed for that liability or similar liabilities, market risk margins were only included in the valuation if the margin was identifiable, measurable and significant. If a reliable estimate of market risk margins was not obtainable, the present value of expected future cash flows under a risk neutral framework, discounted at a risk-adjusted rate of interest, was deemed to be the best available estimate of fair value in the circumstances.

Prior to January 1, 2008, fair value was calculated based on actuarial and capital market assumptions related to projected cash flows, including benefits and related contract charges, over the lives of the contracts.  Also incorporated were expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a stochastic process involving the generation of thousands of scenarios that assumed risk neutral returns consistent with swap rates were used.  This process used implied volatility data and evaluations of historical

3.      Fair Value Measurements (continued)

volatilities for various indices. Estimating these cash flows involved numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates, utilization of the benefit by policyholders under varying conditions and policyholder lapsation.

At each valuation date prior to January 1, 2008, the Company assumed expected returns based on risk-adjusted spot rates as represented by the LIBOR forward curve as of that date and market volatility as determined with reference to implied volatility and evaluations of historical volatilities for various indices.  The risk-adjusted spot rates as represented by the LIBOR spot curve as of the valuation date were used to determine the present value of expected future cash flows produced in the stochastic process.  Estimates of future policyholder behavior are subjective, but based primarily on available internal experience data. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

Effective January 1, 2008, fair value is also calculated using the methods previously described.   However, as a result of adoption of revised guidance, Jackson now bases its volatility assumptions solely on implied market volatility with no reference to historical volatility levels and explicitly incorporates Jackson’s own credit risk in place of the risk-adjusted rates referenced above.  Volatility assumptions are now based on a weighting of available market data on implied volatility for durations up to 10 years, at which point the projected volatility is held constant.  Additionally, non-performance risk is incorporated into the calculation through the use of interest rates based on a AA corporate credit curve as an approximation of Jackson’s own credit risk.  Other risk margins, particularly for policyholder behavior, are also incorporated into the model through the use of best estimate assumptions plus a risk margin.  On a periodic basis, the Company validates the resulting fair values based on comparisons to other models and market movements.

The use of the models and assumptions described above requires a significant amount of judgment.  Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the liability, which is currently unknown, will likely be significantly different than this fair value as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus margins for risk.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

3.      Fair Value Measurements (continued)

Financial Instruments Measured at Fair Value on a Recurring Basis
The following table presents the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

December 31, 2009
	Total	Level 1	Level 2	Level 3

Fixed maturities
U.S. Treasury securities	$ 610,511	$ 610,511	$ -	$ -
Foreign governments	1,633	-	1,633	-
Public utilities	2,407,817	-	2,394,479	13,338
Corporate securities	23,245,553	-	22,773,087	472,466
Residential mortgage-backed	5,309,091	-	5,306,122	2,969
Commercial mortgage-backed	3,405,883	-	3,327,984	77,899
Other asset-backed securities	1,387,546	-	484,590	902,956
Trading securities	557,671	276,323	35,303	246,045
Limited partnerships	704,689	-	-	704,689
Derivative instruments	837,728	-	555,739	281,989
GMIB reinsurance recoverable	141,459	-	-	141,459
Separate account assets (1)	33,329,412	33,329,412	-	-
Total	$ 71,938,993	$ 34,216,246	$ 34,878,937	$ 2,843,810

Embedded derivative instruments (2)	$ 6,621,572	$ -	$ 6,184,139	$ 437,433
Derivative instruments	745,214	21,393	696,591	27,230
Total	$ 7,366,786	$ 21,393	$ 6,880,730	$ 464,663

December 31, 2008
	Total	Level 1	Level 2	Level 3

Fixed maturities	$ 34,305,761	$ 5,118	$ 28,992,848	$ 5,307,795
Equities and trading securities	867,637	529,989	2,178	335,470
Derivative instruments	970,800	-	899,741	71,059
GMIB reinsurance recoverable	249,468	-	-	249,468
Separate account assets (1)	20,902,191	20,902,191	-	-
Total	$ 57,295,857	$ 21,437,298	$ 29,894,767	$ 5,963,792

Embedded derivative instruments (2)	$ 5,978,422	$ -	$ 4,854,475	$ 1,123,947
Derivative instruments	1,258,036	14,013	1,141,437	102,586
Total	$ 7,236,458	$ 14,013	$ 5,995,912	$ 1,226,533

(1) Pursuant to the conditions set forth in ASC 944-80, the value of the separate account liabilities is set equal to the value of the separate account assets.
(2) Includes the embedded derivative liabilities related to GMWB benefits and equity indexed annuities.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

3.      Fair Value Measurements (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The table below provides rollforwards for 2008 and 2009 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 below may vary significantly from the total income effect of the hedged instruments.

		Total Realized/Unrealized Gains (Losses) Included in
	Fair Value			Purchases,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2009	Income	Income	Settlements	Level 3	2009
Assets
Fixed maturities
Public utilities	$14,920	$113	$2,211	$(5,019)	$1,113	$13,338
Corporate securities	478,790	7,346	133,792	(327,586)	180,124	472,466
Residential mortgage-backed	3,005,646	13,718	(4,261)	(47,621)	(2,964,513)	2,969
Commercial mortgage-backed	128,732	373	(21,719)	(15,987)	(13,500)	77,899
Other asset-backed securities	1,679,707	19,103	(256,411)	(158,496)	(380,947)	902,956
Equities and trading securities	335,470	(78,808)	-	26,983	(37,600)	246,045
Limited partnerships	740,961	(90,219)	-	53,947	-	704,689
Derivative instruments	71,059	309,180	-	(165,773)	67,523	281,989
GMIB reinsurance recoverable	249,468	(108,009)	-	-	-	141,459

Liabilities
Embedded derivative instruments	(1,123,947)	686,514	-	-	-	(437,433)
Derivative instruments	(102,586)	75,356	-	-	-	(27,230)

		Total Realized/Unrealized Gains (Losses) Included in
	Fair Value			Purchases,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2008	Income	Income	Settlements	Level 3	2008
Assets
Fixed maturities	$2,465,994	$(361,528)	$(597,879)	$144,839	$3,656,369	$5,307,795
Equities and trading securities	334,297	(6,778)	4	7,947	-	335,470
Derivative instruments	229,887	25,829	-	(184,657)	-	71,059
GMIB reinsurance recoverable	38,502	210,966	-	-	-	249,468

Liabilities
Embedded derivative instruments	(242,707)	(881,240)	-	-	-	(1,123,947)
Derivative instruments	11,349	(93,761)	-	-	(20,174)	(102,586)

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

3.      Fair Value Measurements (continued)

The portion of gains and losses included in net income or other comprehensive income attributable to the change in unrealized gains and losses related to financial statement instruments still held at December 31, 2009 and December 31, 2008, are as follows (in thousands):

December 31, 2009
Assets
Fixed maturities
Public utilities	$ 2,211
Corporate securities	86,801
Residential mortgage-backed	(3,622)
Commercial mortgage-backed	(22,045)
Other asset-backed securities	(256,877)
Trading securities	(79,483)
Limited partnerships	(90,210)
Derivative instruments	146,235
GMIB reinsurance recoverable	(108,009)

Liabilities
Embedded derivative instruments	$ 686,514
Derivative instruments	75,356

December 31, 2008
Assets
Fixed maturities	$ (597,575)
Equities and trading securities	(11,379)
Derivative instruments	(25,168)
GMIB reinsurance recoverable	210,966

Liabilities
Embedded derivative instruments	$ (881,240)
Derivative instruments	(113,935)

4.	Investments

Investments are comprised primarily of fixed-income securities, primarily publicly traded industrial, utility and government bonds, asset-backed securities and commercial mortgage loans.  Asset-backed securities include mortgage-backed and other structured securities.  The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest.  The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

4.      Investments (continued)

Fixed Maturities
The following table sets forth fixed maturity investments at December 31, 2009, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor.   At December 31, 2009, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $472.4 million.  For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Fixed Maturities
Investment Rating	December 31, 2009
AAA	22.7%
AA	5.2%
A	28.5%
BBB	37.1%
Investment grade	93.5%
BB	3.6%
B and below	2.9%
Below investment grade	6.5%
Total fixed maturities	100.0%

Based on ratings by NRSROs, of the total carrying value for fixed maturities in an unrealized loss position at December 31, 2009, 76% were investment grade, 13% were below investment grade and 11% were not rated.  Unrealized losses on fixed maturities that were below investment grade or not rated represented approximately 39% of the aggregate gross unrealized losses on available for sale fixed maturities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2009, the industries accounting for the larger percentage of unrealized losses included banking/finance (9% of fixed maturities gross unrealized losses) and building and materials (3%).  The largest unrealized loss related to a single corporate obligor was $17.8 million at December 31, 2009.

The cost or amortized cost, gross unrealized gains and losses, fair value and non-credit OTTI of available for sale fixed maturities (and equities in 2008) were as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2009	Cost	Gains	Losses	Value	OTTI (1)
Fixed Maturities
U.S. Treasury securities	$627,499	$292	$17,280	$610,511	$-
Foreign governments	1,335	298	-	1,633	-
Public utilities	2,290,931	132,898	16,012	2,407,817	-
Corporate securities	22,510,422	1,099,607	364,476	23,245,553	4,323
Residential mortgage-backed	6,033,004	86,564	810,477	5,309,091	(325,815)
Commercial mortgage-backed	3,576,800	157,067	327,984	3,405,883	252
Other asset-backed securities	1,751,806	14,858	379,118	1,387,546	(96,032)
Total fixed maturities	$36,791,797	$1,491,584	$1,915,347	$36,368,034	$(417,272)

(1) Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income on securities on which credit impairments have been recorded.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

4.      Investments (continued)

	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2008	Cost	Gains	Losses	Value
Fixed Maturities
U.S. Treasury securities	$4,618	$501	$-	$5,119
Foreign governments	1,337	513	-	1,850
Public utilities	3,330,471	34,805	223,085	3,142,191
Corporate securities	23,004,416	158,542	2,861,785	20,301,173
Residential mortgage-backed	6,901,646	131,505	598,689	6,434,462
Commercial mortgage-backed	3,222,378	36,935	652,711	2,606,602
Other asset-backed securities	1,954,656	41,483	181,775	1,814,364
Total fixed maturities	$38,419,522	$404,284	$4,518,045	$34,305,761

Equities	$389,516	$5,347	$51,195	$343,668

The amortized cost and fair value of fixed maturities at December 31, 2009, by contractual maturity, are shown below (in thousands).  Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

	Amortized
	Cost	Fair Value
Due in 1 year or less	$623,824	$638,636
Due after 1 year through 5 years	7,712,867	8,065,685
Due after 5 years through 10 years	12,329,046	12,725,291
Due after 10 years through 20 years	2,821,936	2,862,574
Due after 20 years	1,942,514	1,973,328
Residential mortgage-backed	6,033,004	5,309,091
Commercial mortgage-backed	3,576,800	3,405,883
Other asset-backed securities	1,751,806	1,387,546
Total	$36,791,797	$36,368,034

U.S. Treasury securities with a carrying value of $4.1 million and $4.0 million at December 31, 2009 and 2008, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

The amount of fixed maturities’ gross unrealized losses by maturity date of the fixed maturities as of December 31, 2009 were as follows (in thousands):

Less than one year	$269
One to five years	45,766
Five to ten years	203,646
More than ten years	148,087
Residential mortgage-backed securities	810,477
Commercial mortgage-backed securities	327,984
Other asset-backed securities	379,118
Total gross unrealized losses	$1,915,347

The amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $9.4 million and $10.7 million, respectively, at December 31, 2009.  The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2009 were $4.1 million and $4.3 million, respectively, and for the 12 months preceding December 31, 2008 were zero and $3 thousand, respectively.

4.      Investments (continued)

Residential mortgage-backed securities (“RMBS”) include certain RMBS which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency mortgage-backed securities”).  The Company’s non-agency mortgage-backed securities include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2009	Cost	Gains	Losses	Value

Prime	$1,510,862	$6,144	$386,254	$1,130,752
Alt-A	965,171	1,488	254,448	712,211
Subprime	475,023	109	163,418	311,714
Total non-agency RMBS	$2,951,056	$7,741	$804,120	$2,154,677

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2008	Cost	Gains	Losses	Value

Prime	$1,940,054	$14,343	$288,964	$1,665,433
Alt-A	1,124,057	25,081	226,179	922,959
Subprime	494,948	935	78,631	417,252
Total non-agency RMBS	$3,559,059	$40,359	$593,774	$3,005,644

The Company defines its exposure to non-agency residential mortgage loans as follows.  Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.  Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.  Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.  31% of the Company’s investments in Alt-A related mortgage-backed securities are rated investment grade by at least one NRSRO.  76% of the Company’s investments in subprime related mortgage-backed securities are rated triple-A by at least one NRSRO.  In 2009, the Company recorded other-than-temporary impairment charges of $351.1 million, $241.0 million, and $19.0 million on securities backed by prime, Alt-A and subprime loans, respectively.  In 2008, the Company recorded other-than-temporary impairment charges of $47.0 million, $255.0 million, and $7.3 million on securities backed by prime, Alt-A and subprime loans, respectively.  No other-than-temporary impairment charges were recorded on securities backed by prime, Alt-A or subprime loans during 2007.

Asset-backed securities also include investments in securities which are collateralized by commercial mortgage loans (“CMBS”).  The amortized cost and fair value of the Company’s investment in CMBS is $3.6 billion and $3.4 billion, respectively, at December 31, 2009.  99% of these investments are rated investment grade by at least one NRSRO.  No other-than-temporary impairment charges were recorded on CMBS during 2009 or 2008.  Jackson recorded $4.2 million of other-than-temporary impairment charges on CMBS during 2007.

Corporate securities include direct investments in below investment grade syndicated bank loans.  Unlike most corporate debentures, syndicated bank loans are collateralized by specific tangible assets of the borrowers.  As such, investors in these securities that become impaired have historically experienced less severe losses compared to corporate bonds.  The amortized cost and fair value of the Company’s direct investments in bank loans were $240.1 million and $231.8 million, respectively, at December 31, 2009.

4.      Investments (continued)

The following table shows the number of securities, fair value and the related amount of gross unrealized losses aggregated by investment category and length of time that individual fixed maturity investments have been in a continuous loss position (in thousands):

	Less than 12 months			12 months or longer			Total
	Gross			Gross			Gross
	Unrealized		# of	Unrealized		# of	Unrealized		# of
December 31, 2009	Losses	Fair Value	securities	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. Treasury securities	$17,280	$605,607	3	$-	$-	-	$17,280	$605,607	3
Public utilities	7,704	286,119	25	8,308	60,565	11	16,012	346,684	36
Corporate securities	56,900	2,306,980	238	307,576	2,894,472	314	364,476	5,201,452	552
Residential mortgage-backed	220,138	1,724,086	158	590,339	1,365,474	190	810,477	3,089,560	348
Commerical mortgage-backed	25,716	320,072	45	302,268	1,552,264	135	327,984	1,872,336	180
Other asset-backed securities	122,857	573,973	49	256,261	466,000	95	379,118	1,039,973	144
Total temporarily impaired
securities	$450,595	$5,816,837	518	$1,464,752	$6,338,775	745	$1,915,347	$12,155,612	1,263

	Less than 12 months		12 months or longer		Total
	Gross		Gross		Gross
	Unrealized		Unrealized		Unrealized
December 31, 2008	Losses	Fair Value	Losses	Fair Value	Losses	Fair Value
U.S. Treasury securities	$-	$-	$-	$-	$-	$-
Public utilities	147,809	1,925,535	75,276	426,786	223,085	2,352,321
Corporate securities	1,574,476	11,778,214	1,287,309	4,435,724	2,861,785	16,213,938
Residential mortgage-backed	192,621	934,858	406,068	1,886,883	598,689	2,821,741
Commercial mortgage-backed	511,060	1,904,360	141,651	404,178	652,711	2,308,538
Other asset-backed securities	62,776	412,063	118,999	592,531	181,775	1,004,594
Subtotal - fixed maturities	2,488,742	16,955,030	2,029,303	7,746,102	4,518,045	24,701,132
Equities	48,797	127,534	2,398	7,676	51,195	135,210
Total temporarily impaired
securities	$2,537,539	$17,082,564	$2,031,701	$7,753,778	$4,569,240	$24,836,342

Other-Than-Temporary Impairments on Available-For-Sale Securities
The Company periodically reviews its available-for-sale fixed maturities and equities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary.  Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss, reasons for the decline in value, and expectations for the amount and timing of a recovery in fair value.

Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers.  Assessing the duration of asset-backed securities can also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer.  Unrealized losses that are considered to be primarily the result of market conditions are usually determined to be temporary, e.g., minor increases in interest rates, temporary market illiquidity or volatility or industry-related events, and where the Company also believes there exists a reasonable expectation for recovery in the near term.  To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

4.      Investments (continued)

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments.  These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics.  These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant importance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities.  Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

Prior to the adoption of new accounting guidance related to the recognition and presentation of other-than-temporary impairments on January 1, 2009, Jackson generally recognized an other-than-temporary impairment on debt securities in an unrealized loss position when Jackson did not expect full recovery of value or did not have the intent and ability to hold such securities until they had fully recovered their amortized cost.  The recognition of other-than-temporary impairments in reporting periods prior to January 1, 2009 captured the entire difference between the amortized cost and fair value with this difference being recorded in net income and a corresponding decrease to the amortized cost of the security.

Effective January 1, 2009, Jackson began recognizing other-than-temporary impairments on debt securities in an unrealized loss position when any one of the following circumstances exist:

•	The Company does not expect full recovery of the amortized cost based on the discounted cash flows estimated to be collected;
•	The Company intends to sell a security; or,
•	It is more likely than not that the Company will be required to sell a security prior to recovery.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral and transaction structure.  The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure.  The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Management develops specific assumptions using available market data, including internal estimates and references to data published by rating agencies and other third-party sources.  These estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

4.      Investments (continued)

Effective January 1, 2009, total other-than-temporary impairments are calculated as the difference between amortized cost and fair value.   For other-than-temporarily impaired securities where Jackson does not intend to sell the security and it is not more likely than not that Jackson will be required to sell the security prior to recovery, total other-than-temporary impairments are reduced by the non-credit portion of the other-than-temporary impairments, which are recognized in other comprehensive income.  The resultant net other-than-temporary impairments recorded in net income represent the credit loss on the other-than-temporarily impaired securities.  The amortized cost of the other-than-temporarily impaired securities is reduced by the amount of this credit loss.

For securities that were deemed to be other-than-temporarily impaired and for which a non-credit loss was recorded in other comprehensive income, the amount recorded as an unrealized gain (loss) represents the difference between the fair value and the new amortized cost basis of the securities.  The unrealized gain (loss) on an other-than-temporarily impaired security is recorded in other comprehensive income.

The following table sets forth net realized investment gains (losses) for the periods indicated (in thousands):

	2009	2008	2007
Available-for-sale securities
Realized gains on sale	$464,044	$58,059	$128,895
Realized losses on sale	(209,720)	(347,601)	(163,424)
Impairments:
Total other-than-temporary impairments	(1,196,893)	(913,692)	(60,395)
Portion of other-than-temporary impairments
included in other comprehensive income	422,186	-	-
Net other-than-temporary impairments	(774,707)	(913,692)	(60,395)
Transfer to trading portfolio	(87,491)	-	-
Other	(4)	-	4,350
Net realized losses on investments	$(607,878)	$(1,203,234)	$(90,574)

Impairment charges on equities of $84.6 million and $10.5 million are included in net realized losses on investments in 2008 and 2007, respectively.  There were no such impairments in 2009.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2009, 2008 and 2007 was $1,334.7  million, $1,795.5  million and $2,201.2 million, respectively, which was approximately 86%, 84% and 93%  of book value, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

4.      Investments (continued)

The following summarizes the current year activity for credit losses recognized in net income on debt securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income (in thousands):

For the
year ending
December 31, 2009
Cumulative credit loss beginning balance	$-
Adoption of new accounting guidance related to other-than-temporary impairments	547,558
Additions:
New credit losses	572,104
Incremental credit losses	202,603
Reductions:
Securities sold, paid down or disposed of	(260,075)
Cumulative credit loss ending balance	$1,062,190

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so.  However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Commercial Mortgage Loans
Commercial mortgage loans of $6.0 billion and $6.4 billion at December 31, 2009 and 2008, respectively, are reported net of an allowance for loan losses of $14.2 million and $16.0 million at each date, respectively.  At December 31, 2009, commercial mortgage loans were collateralized by properties located in 41 states.  Jackson’s commercial mortgage loan portfolio does not include single-family residential mortgage loans, and is therefore not exposed to the risk of defaults associated with residential subprime mortgage loans.  Jackson periodically reviews these loans for impairment and during 2009, recognized impairment charges of $13.8 million.  There were no such impairment charges in 2008 or 2007.

Securitizations
In November 2003, Jackson executed the Piedmont CDO Trust (“Piedmont”) securitization transaction.  In this transaction, Jackson contributed $1,159.6 million of asset-backed securities, ultimately to Piedmont, which issued several classes of debt to acquire such securities.  The transaction was recorded as a sale; however, Jackson retained beneficial interests in the contributed asset-backed securities of approximately 80% by acquiring certain securities issued by Piedmont.  Piedmont is a Qualified Special Purpose Entity and accordingly, is not consolidated in the accompanying financial statements.  Jackson’s carrying value in securities issued by Piedmont totaled $339.9 million and $494.0 million at December 31, 2009 and 2008, respectively, and was reported in asset-backed securities.

4.      Investments (continued)

Other Invested Assets
Other invested assets primarily include investments in limited partnerships and real estate.  Investments in limited partnerships have carrying values of $704.7 million and $741.0 million at December 31, 2009 and 2008, respectively.  Real estate totaling $136.9 million and $135.8 million at December 31, 2009 and 2008, respectively, includes foreclosed properties with a book value of $13.6 million and $12.9 million at December 31, 2009 and 2008, respectively.

Limited Purpose Enhanced Return Entities (“SERVES”)
In 2001, Jackson acquired a $71.3 million debt interest in a limited purpose entity, SERVES 2001-6 (“SERVES 2”) formed to pass through leveraged investment returns based on the performance of an underlying reference pool of syndicated bank loans totaling up to $400.0 million.  Jackson’s interest represented 95% of the capital structure of the entity.  At acquisition, the Company performed an analysis, which produced return scenarios based on various assumptions for the reference pool, including spread income, default and recovery ratios and holding period appreciation/depreciation, to determine whether the structure was a variable interest entity and, if so, whether Jackson was the primary beneficiary.  Based on the results of this analysis, the Company concluded that SERVES 2 was a VIE and Jackson was the primary beneficiary.  This structure is consolidated by Jackson.  As a result of this consolidation at December 31, 2009, the underlying assets of $48.2 million and net liabilities of $4.0 million have been included in Jackson’s consolidated financial statements.    At December 31, 2008, the underlying assets of $70.5 million and net liabilities of $55.4 million were included in Jackson’s consolidated financial statements.  The creditors of SERVES 2 do not have recourse to the general credit of Jackson.

In 2004, Jackson acquired a $47.5 million debt interest in a limited purpose entity, SERVES 2004-1 (“SERVES 3”), formed to pass through leveraged investment returns based on the performance of an underlying reference pool of syndicated bank loans totaling up to $300.0 million.  Jackson’s interest represented 95% of the capital structure of the entity.  At acquisition, the Company performed an analysis, which produced return scenarios based on various assumptions for the reference pool, including spread income, default and recovery ratios and holding period appreciation/depreciation, to determine whether the structure was a variable interest entity and, if so, whether Jackson was the primary beneficiary status.  Based on the results of this initial analysis, the Company concluded that SERVES 3 was a VIE and that Jackson was not the primary beneficiary.  Thus, the Company’s investment was reported at the fair value of this debt instrument.

During 2008, Jackson entered into “Option Put and Forbearance Agreements” with the counterparty to the SERVES 2 and SERVES 3 entities in exchange for the counterparty forbearing its right to initiate forced liquidations of the entities under certain market value triggers.  Further, during 2009, Jackson entered into revised forbearance agreements with the SERVES 2 and SERVES 3 counterparties.  The support provided by the agreements at December 31, 2009 could potentially expose Jackson to maximum losses of $203.4 million and $231.5 million for SERVES 2 and SERVES 3, respectively, if circumstances allowed the forbearance period to cease.  Jackson believes that, so long as the forbearance period continues, the risk of loss under the agreements is remote.

As a result of the additional exposure to SERVES 3 upon entering into the “Option Put and Forbearance Agreement”, Jackson determined during 2008 that it is the primary beneficiary of SERVES 3 and, accordingly, consolidated SERVES 3 in its financial statements.  As a result of this consolidation, Jackson recognized an extraordinary loss of $8.6 million as the value of the net assets held by SERVES 3 were lower than the value of Jackson’s previous net holdings in SERVES 3.  The accompanying consolidated financial statements include the underlying assets of $48.8 million and $51.7 million and net liabilities of $29.8 million and $54.2 million in 2009 and 2008, respectively, of this entity.  The creditors of SERVES 3 do not have recourse to the general credit of Jackson.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

4.      Investments (continued)

In 2008, Jackson acquired $40.0 million of debt interests in a limited purpose entity, SERVES 2006-1 (“SERVES 4”), formed to pass through leveraged investment returns based on the performance of an underlying reference pool of syndicated bank loans totaling up to $500.0 million.   At the acquisition date, the Company performed an analysis, which produced return scenarios based on various assumptions for the reference pool, including spread income, default and recovery ratios, and holding period appreciation/depreciation, to determine whether the structure was a variable interest entity and, if so, whether Jackson was the primary beneficiary.  Based on the results of this analysis, the Company concluded that SERVES 4 was a VIE and that Jackson was not the primary beneficiary.  Thus, the Company’s investment is reported at the fair value of this debt instrument.

During 2009, Jackson entered into a forebearance agreement related to SERVES 4 similar to those entered into for SERVES 2 and SERVES 3.  As a result of this forebearance agreement, Jackson’s maximum loss under SERVES 4 is $314.6 million.  At the date of this forebearance agreement, Jackson reevaluated the entity and confirmed that Jackson is not the primary beneficiary of SERVES 4.

Securities Lending
The Company has entered into securities lending agreements with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms.  As of December 31, 2009 and 2008, the estimated fair value of loaned securities was $83.3 million and $112.1 million, respectively.  The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis.  To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.  Cash collateral received, in the amount of $34.2 million and $127.9 million at December 31, 2009 and 2008, respectively, was invested by the agent bank and included in short-term investments of the Company.  Additionally, $52.2 million of non-cash collateral was received in 2009.  A securities lending payable is included in liabilities for the amount of cash collateral received.

Securities lending transactions are used to generate income.  Income and expenses associated with these transactions are reported as net investment income.

Investment Income
The sources of net investment income were as follows (in thousands):

	Years ended December 31,
	2009	2008	2007
Fixed maturities	$2,242,491	$2,283,388	$2,320,597
Commercial mortgage loans	330,194	347,483	328,830
Limited partnerships	(89,829)	10,618	177,941
Other investment income	158,717	85,555	158,062
Total investment income	2,641,573	2,727,044	2,985,430
Less investment expenses	(63,779)	(64,945)	(39,914)
Net investment income	$2,577,794	$2,662,099	$2,945,516
During 2009, 2008 and 2007, $57.2 million, $(85.7) million and $44.6 million of investment income (loss) was recognized on trading securities held at December 31, 2009, 2008 and 2007, respectively.

5.    Derivative Instruments

Jackson’s business model includes the acceptance, monitoring and mitigation of risk.  Specifically, Jackson may consider, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices.  The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals.  Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments and, as a result, are derivatives not designated as hedges.

5.    Derivative Instruments (continued)

Cross-currency swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements.  Cross-currency swaps serve to hedge derivatives embedded in the funding agreements and are carried at fair value.  The fair value of derivatives embedded in funding agreements, as well as foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Foreign currency translation gains and losses associated with funding agreement hedging activities are included in risk management activity.

Credit default swaps, with maturities up to five years, are agreements under which the Company has purchased default protection on certain underlying corporate bonds held in its portfolio.  These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs in exchange for periodic payments made by the Company for the life of the agreement.  Credit default swaps are carried at fair value.  The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Spread cap options, with maturities of up to five years, are used as a macro-economic hedge against declining short-term interest rates.  Jackson receives quarterly settlements based on the spread between the 2-year and the 10-year constant maturity swap rates in excess of a specified spread.  Spread cap options are carried at fair value.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates.  The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years.  On a net basis, put-swaptions hedge against significant upward movements in interest rates.  Written put-swaptions are entered into in conjunction with associated put-swaptions purchased from the same counterparties (“linked put-swaptions”).  Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms.  Due to the right of offset, linked put-swaptions are presented at the fair value of the net position with each counterparty.  Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including call and put options, put spreads, written calls and knock-out put options), which are used to hedge the Company’s obligations associated with its index linked annuities and guarantees in variable annuity products, are carried at fair value.  These annuities contain embedded options whose fair value is reported in deposits on investment contracts.

Total return swaps, in which the Company receives equity returns or returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

Interest rate swap agreements generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount and are used for hedging purposes.  Interest rate swaps are carried at fair value.

The fair values of freestanding derivative instruments reflect the estimated amounts, net of payment accruals, that the Company would receive or pay upon sale or termination of the contracts at the reporting date.  With respect to swaps, spread cap options and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments.  With respect to futures and options, the contractual amount represents the market exposure of open positions.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

5.    Derivative Instruments (continued)

A summary of the aggregate contractual or notional amounts and fair values of freestanding derivative instruments outstanding is as follows (in thousands):

	December 31, 2009
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount	Value	Amount	Value	Value
Cross-currency swaps	$607,855	$159,011	$270,906	$(25,809)	$133,202
Credit default swaps	-	-	305,000	(36,359)	(36,359)
Equity index call
options	1,241,600	48,811	906,897	(243,174)	(194,363)
Equity index put
options	14,650,000	337,777	-	-	337,777
Spread cap options	4,000,000	121,875	-	-	121,875
Put-swaptions	20,500,000	28,718	8,500,000	(4,424)	24,294
Equity index futures	-	-	2,477,682	(21,393)	(21,393)
Total return swaps	400,000	3,679	300,000	(27,230)	(23,551)
Interest rate swaps	2,550,000	137,857	6,390,000	(386,825)	(248,968)
Total	$43,949,455	$837,728	$19,150,485	$(745,214)	$92,514

	December 31, 2008
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount	Value	Amount	Value	Value
Cross-currency swaps	$644,807	$149,312	$314,033	$(67,209)	$82,103
Credit default swaps	45,000	305	255,000	(25,818)	(25,513)
Equity index call
options	1,442,100	10,314	6,897	(301)	10,013
Equity index put
options	9,450,000	527,435	-	-	527,435
Spread cap options	4,000,000	71,059	-	-	71,059
Put-swaptions	41,500,000	31,416	-	-	31,416
Equity index futures	-	-	661,063	(14,012)	(14,012)
Total return swaps	-	-	700,000	(102,587)	(102,587)
Interest rate swaps	2,450,000	180,959	6,490,000	(1,048,109)	(867,150)
Total	$59,531,907	$970,800	$8,426,993	$(1,258,036)	$(287,236)

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

5.    Derivative Instruments (continued)

Risk management activity, including gains (losses) and change in fair value of derivative instruments and embedded derivatives, was as follows (in thousands):

	Years ended December 31,
	2009	2008	2007
Interest rate swaps	$407,233	$(790,029)	$(167,141)
Put-swaptions	7,052	(20,493)	33,710
Futures	(396,329)	353,607	14,382
Equity index call options	(6,895)	(103,769)	(850)
Equity index put options	(792,760)	760,135	31,439
Total return swaps	74,470	(91,138)	(9,180)
Spread cap options	101,520	76,414	194,444
Fixed index annuity embedded derivatives	(189,464)	262,028	(27,623)
Credit default swaps	(24,990)	(34,845)	(653)
Variable annuity embedded derivatives	(91,917)	(878,548)	(32,070)
Risk management activity	$(912,080)	$(466,638)	$36,458

At December 31, 2009 and 2008, Jackson had net derivative assets by counterparty of $387.5 million and $394.5 million, respectively, and held collateral of $348.6 million and $370.4 million, respectively, related to these agreements.  At December 31, 2009 and 2008, Jackson also had net derivative liabilities by counterparty of $294.9 million and $681.7 million, respectively, and provided collateral of $341.4 million and $779.8 million, respectively, related to these agreements.  All of Jackson’s master swap agreements contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit.  If all of these provisions had been triggered at December 31, 2009 or 2008, Jackson would have been able to claim $85.4 million and $122.2 million, respectively, from counterparties and would have no disbursements.  These claims represent the net fair values of gains and losses by counterparty, less collateral held.

6.      Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death (GMDB), annuitization (GMIB), at specified dates during the accumulation period (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities.  Liabilities for guaranteed benefits are general account obligations and are reported in policy reserves or derivative instruments.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue.  Changes in liabilities for minimum guarantees are reported in increase in reserves, net of reinsurance in the consolidated income statement, with the exception of changes in embedded derivatives, which are included in risk management activity.  Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

6.      Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees (continued)

At December 31, 2009 and 2008, the Company had variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

Choice 4
					Average
December 31, 2009					Period
				Weighted	until
	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$27,316.2	$4,575.9	63.8 years
GMWB - Premium only	0%	4,044.6	447.7
GMWB - For life	0-5%	2,002.8	761.1
GMAB - Premium only	0%	43.2	3.3
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		4,736.8	1,116.6	62.8 years
GMWB - Highest anniversary only		2,735.7	800.7
GMWB - For life		1,310.0	416.7
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	2,110.1	620.5	65.1 years
GMIB	0-6%	2,930.8	787.8		5.9 years

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

6.      Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees (continued)

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2009	2008
Equity	$24,993.8	$15,312.4
Bond	3,778.1	2,291.7
Balanced	3,529.8	1,918.4
Money market	843.8	1,243.2
Total	$33,145.5	$20,765.7

GMDB liabilities, before reinsurance, reflected in the general account are as follows (in millions):

	2009	2008	2007
Balance at January 1	$434.3	$118.0	$56.6
Incurred guaranteed benefits	21.0	392.0	86.7
Paid guaranteed benefits	(146.6)	(75.7)	(25.3)
Balance at December 31	$308.7	$434.3	$118.0
Balance at December 31, net of reinsurance	$308.7	$301.0	$4.6

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.  In 2007, the Company lowered lapse rate assumptions for policies with deep in-the-money GMDB benefits.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2009 and 2008 (except where otherwise noted):
1)	Use of a series of deterministic investment performance scenarios.
2)	Mean investment performance assumption of 8.4% after investment management fees, but before investment advisory fees and mortality and expense charges.
3)	Mortality equal to 80.0% of the Annuity 2000 table.
4)
Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.5% to 49.0%, with an average of 5.0% during the surrender charge period and 11.0% thereafter at December 31, 2009 and from 0.5% to 49.0%, with an average of 5.0% during the surrender charge period and 11.0% thereafter at December 31, 2008.

5)	Discount rate of 8.4%.

Most GMWB reserves are considered to be derivatives under FAS 157 and are recognized at fair value, with the change in fair value reported in risk management activity.  The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 3.    The GMWB reserve totaled $437.4 million and $1,123.9 million at December 31, 2009 and 2008, respectively, and was included in reserves for future policy benefits.

Jackson has also issued certain GMWB products that guarantee payments over a lifetime.  Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated as required by ASC 944-20.  The reserve calculation uses a series of stochastic investment performance scenarios.  Otherwise, the methodology and assumptions used are consistent with those used for calculating the GMDB liability.  At December 31, 2009 and 2008, these GMWB reserves totaled $29.1 million and $22.6 million, respectively.

6.      Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees (continued)

GMAB benefits are offered on some variable annuity plans starting in 2007 and issues have been minimal as of December 31, 2009.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.  The assumptions used for calculating the direct GMIB liability at December 31, 2009 and 2008, are consistent with those used for calculating the GMDB liability.  GMIB reserves totaled $5.1 million and $6.4 million at December 31, 2009 and 2008, respectively.

Other Liabilities – Insurance and Annuitization Benefits
The Company has established additional reserves for life insurance business due to: universal life (“UL”) plans with secondary guarantees, interest-sensitive life (“ISWL”) plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.  The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations, for which a liability was established to cover future annuitization benefits in excess of surrender values.  The total liability for this block is the lower tier funding using the lower credited rate associated with surrenders, plus the ASC 944-20 annuitization reserve.

Liabilities for these benefits have been established according to the methodology prescribed in ASC 944-20, as follows:

	December 31, 2009			December 31, 2008
Benefit Type	Liability (in millions)	Net Amount at Risk (NAR) (in millions)*	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (NAR) (in millions)*	Weighted Average Attained Age
UL insurance benefit	$46.4	$5,533.3	55.5 years	$46.7	$5,387.8	55.1 years
Two-tier annuitization	6.3	33.3	63.1 years	6.2	33.4	62.2 years
ISWL account balance
adjustment	61.4	n/a	n/a	54.9	n/a	n/a
* NAR for the UL benefits is for the total of the plans containing any policies having projected non-zero excess benefits, and thus may include NAR for some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2009 and 2008:
1)	Use of a series of deterministic premium persistency scenarios.
2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)	Discount rates equal to the credited interest rates, approximately 4% to 5% projected.

The following assumptions and methodology were used to determine the two-tier annuitization benefit liability at December 31, 2009 and 2008:
1)	Use of a series of deterministic scenarios, varying by surrender rate and annuitization rate.
2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)	Discount rates are equal to credited interest rates, approximately 3% to 4%.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

7.      Borrowings

The aggregate carrying value of borrowings were as follows (in thousands):

	December 31,
	2009	2008
Surplus notes	$249,314	$249,296
Mortgage loans	33,116	33,369
VIE equity classes	6,250	6,250
FHLBI short-term notes	-	150,000
Total	$288,680	$438,915

Due in more than 1 to 5 years	$22,549
Due after 5 years	266,131
Total	$288,680

Surplus notes
On March 15, 1997, the Company issued 8.15% Surplus Notes (the “notes”) in the principal amount of $250.0 million due March 15, 2027.  The notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims.

Under Michigan Insurance law, for statutory reporting purposes, the notes are not part of the legal liabilities of the Company and are considered surplus funds.  Payments of interest or principal may only be made with the prior approval of the Commissioner of Insurance of the State of Michigan and only out of surplus earnings which the Commissioner determines to be available for such payments under Michigan Insurance law.  The notes may not be redeemed at the option of the Company or any holder prior to maturity.

Interest is payable semi-annually on March 15 and September 15 of each year. Interest paid on the notes was $20.4 million in each of 2009, 2008 and 2007.

Mortgage loans
At December 31, 2009 and 2008, certain consolidated real estate VIEs had outstanding mortgage loans with a weighted average interest rate of 7.1% for both years, with maturities through 2011 and 2016.  Interest paid totaled $2.2 million, $1.9 million and $1.2 million in 2009, 2008 and 2007, respectively.

VIE equity classes
Certain of the VIEs have “equity” classes issued in the form of non-investment grade debt maturing in 2013 and 2016.  Accordingly, these equity classes are classified as notes payable rather than minority interest in the consolidated balance sheets.  These notes accrue contingent interest in addition to the stated coupon.  The outstanding principal amounts accrued interest at a weighted average interest rate of 5.0% and 8.9% at December 31, 2009 and 2008, respectively.  Interest paid on the notes in 2009, 2008 and 2007 totaled $409 thousand, $554 thousand and $384 thousand, respectively.

FHLBI short-term notes
Jackson has entered into a short-term note program with the FHLBI, securing advances made throughout the year.  Interest rates were either fixed or variable and based on the FHLBI cost of funds or market rates.  Short-term notes averaged $77.4 million at an average interest rate of 0.3% in 2009 and $260.3 million at an average interest rate of 2.2% in 2008.  Jackson paid $0.3 million, $7.0 million and $92 thousand of interest on these notes during 2009, 2008 and 2007, respectively.  The short-term notes were collateralized by CMBS and other structured securities with a carrying value of $1,936.0 million and $2,090.0 million at December 31, 2009 and 2008, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

8. Reverse Repurchase Agreements

During 2009 and 2008, the Company entered into reverse repurchase and dollar roll repurchase agreements whereby the Company agreed to sell and repurchase securities.  These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets.  Short-term borrowings under such agreements averaged $29.3 million and $7.0 million during 2009 and 2008, respectively, at weighted average interest rates of 0.2% and 2.9%, respectively.  There was no outstanding balance as of December 31, 2009 or 2008.  Interest paid totaled $0.1 million, $0.2 million and $0.7 million in 2009, 2008 and 2007, respectively.  The highest level of short-term borrowings at any month end was $250.0 million in 2009 and $50.0 million in 2008.

9.	Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability.  The Company monitors the financial strength rating of reinsurers on a monthly basis.

The maximum amount of life insurance risk retained by the Company on any one life is generally $2.0 million.  Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

In connection with the purchase of Life of Georgia, Jackson acquired certain lines of business that are wholly ceded to non-affiliates.  These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Jackson’s GMIBs are reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a freestanding derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s balance sheets, with changes in fair value recorded in risk management activity.

Jackson also ceded the GMDB coverage associated with certain variable annuities issued prior to 2003 to an affiliate, Prudential Atlantic Reinsurance Company, Dublin, Ireland (“PARC”).  PARC is a wholly owned subsidiary of Prudential.

Effective December 31, 2009, Jackson terminated the reinsurance agreement with PARC, paying a premium of $30.5 million to settle the experience account as defined in the agreement.  The net effect of terminating the reinsurance agreement and recapturing reserves of $265.6 million was a loss of $10.3 million, net of DAC.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

9.      Reinsurance (continued)

The effect of reinsurance on premiums was as follows (in thousands):

	2009	2008	2007
Direct premiums:
Life	$289,755	$314,096	$328,787
Accident and health	10,867	13,048	20,211
Plus reinsurance assumed:
Life	15,020	18,830	21,834
Accident and health	1,207	1,273	1,744
Less reinsurance ceded:
Life	(125,084)	(133,308)	(131,537)
Accident and health	(12,074)	(14,321)	(21,955)
Guaranteed annuity benefits	(64,460)	(29,457)	(28,784)
Total net premiums	$115,231	$170,161	$190,300

Premiums ceded for guaranteed annuity benefits included $44.4 million, $15.6 million and $17.2 million to PARC during 2009, 2008 and 2007, respectively.

Components of the reinsurance recoverable were as follows (in thousands):

	December 31,
	2009	2008
Reserves:
Life	$851,802	$891,955
Accident and health	21,114	24,105
Guaranteed minimum income benefits	141,459	249,468
Guaranteed minimum death benefits	-	290,218
Other annuity benefits	27,525	29,516
Claims liability	89,595	27,166
Other	1,623	14,975
Total	$1,133,118	$1,527,403

Included in the reinsurance recoverable were reserves ceded to Brooke Life of $50.0 million and $52.6 million at December 31, 2009 and 2008, respectively.  Reserves reinsured through PARC were $290.2 million at December 31, 2008.  The largest amount ceded to any reinsurer at December 31, 2009 totaled $341.6 million.

10.  Federal Income Taxes

The components of the provision for federal income taxes were as follows (in thousands):

	Years ended December 31,
	2009	2008	2007
Current tax expense (benefit)	$(227,312)	$(58,713)	$202,037
Deferred tax expense (benefit)	409,848	(113,368)	50,254

Federal income tax expense (benefit)	$182,536	$(172,081)	$252,291

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

10.  Federal Income Taxes (continued)

The federal income tax provisions differ from the amounts determined by multiplying pretax income attributable to Jackson by the statutory federal income tax rate of 35% for 2009, 2008 and 2007 as follows (in thousands):

	Years ended December 31,
	2009	2008	2007
Income taxes at statutory rate	$213,748	$(400,857)	$305,050
Dividends received deduction	(27,331)	(73,524)	(48,896)
Deferred tax asset valuation allowance	-	302,731	-
Other	(3,881)	(431)	(3,863)
Federal income tax expense (benefit)	$182,536	$(172,081)	$252,291

Effective tax rate	29.9%	15.0%	28.9%

Federal income taxes (recovered) paid were $(48.6) million, $69.0 million and $126.0 million in 2009, 2008 and 2007, respectively.

The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2009	2008
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$1,238,212	$1,122,067
Other-than-temporary impairments and other investment items	255,863	428,558
Deferred compensation	47,670	61,433
Net unrealized losses on available for sale securities	152,665	1,456,039
Other, net	114,307	52,402
Total gross deferred tax asset	1,808,717	3,120,499
Valuation allowance	-	(318,778)
Gross deferred tax asset, net of valuation allowance	1,808,717	2,801,721

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(1,618,547)	(1,768,108)
Other assets	(94,282)	(9,574)
Other, net	(6,210)	(29,165)
Total gross deferred tax liability	(1,719,039)	(1,806,847)

Net deferred tax asset	$89,678	$994,874

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

10.  Federal Income Taxes (continued)

During 2008, Jackson recorded a valuation allowance, included in deferred tax expense, of $302.7 million against the deferred tax assets associated with realized losses and losses on trading securities where management no longer believed that it was more likely than not that the full tax benefit of the losses would be realized. Jackson also recorded a valuation allowance against the deferred tax assets associated with certain equity securities in an unrealized loss position for which recovery in value could not be anticipated.  This valuation allowance, which was recorded in other comprehensive income (loss), totaled $16.0 million.  During 2009, management determined that it is now more likely than not that the full tax benefit of the losses will be realized.  Since the reversal of the valuation allowance was due to unrealized gains in 2009, the valuation allowance was eliminated with the offset being credited to other comprehensive income rather than net income.

Realization of Jackson’s deferred tax assets is dependent on generating sufficient taxable income.  Although realization is not assured, management believes that it is more likely than not that the results of future operations and investment activity will generate sufficient taxable income to realize the gross deferred tax asset.

At December 31, 2009, the Company had no federal tax ordinary loss carryforwards as the entire current year federal tax ordinary loss can be carried back to prior years.

At December 31, 2009, the Company had federal tax capital loss carryforwards totaling $67.8 million, which expire in 2014.

In August, 2007, the Internal Revenue Service (“IRS”) issued Revenue Ruling 2007-54 that would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity and life contracts, but that ruling was suspended by Revenue Ruling 2007-61. Revenue Ruling 2007-61 also announced the Treasury Department's and the IRS' intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable contracts. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, there is no assurance that the change will not be retrospectively applied.  As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives.  In January 2010, Jackson received a formal Notice of Assessment from the IRS disallowing the separate account DRD for 2003, 2005 and 2006.  Jackson does not agree with the assessment and plans to file a protest with the Appellate Division of the IRS.  No reserve is established for this potential exposure since Jackson believes its position is sustainable.  The Company recognized an income tax benefit related to the separate account DRD of $27.3 million, $73.5 million and $48.9 million during 2009, 2008 and 2007, respectively.

During 2008, Jackson established a reserve for an unrecognized tax benefit as required by the provisions of ASC 740-10.  The following table summarizes the changes in the Company’s unrecognized tax benefits, including interest, for the year ended December 31, 2009 and 2008 (in thousands).  There were no unrecognized tax benefits at December 31, 2007.

	2009	2008

Unrecognized tax benefit, beginning of period	$16,792	$-

Additions for tax positions identified in current year	-	19,171

Reduction of tax positions agreed with IRS	(16,792)	-

Reduction of tax positions of closed prior years	-	(2,379)

Unrecognized tax benefit, end of period	$-	$16,792

10.  Federal Income Taxes (continued)

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward.  The total amount of unrecognized benefits, if recognized, that would affect the effective tax rate at December 31, 2009 and 2008 are approximately zero and $16.8 million, respectively.

Interest expense totaling $0.8 million related to these unrecognized tax benefits has been included in income tax expense in the consolidated income statement for 2008 with none in 2009 and 2007.  The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2009, 2008 or 2007.

Using the information available as of December 31, 2009, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.  The Company is generally no longer subject to United States federal, state or local income tax examinations by taxing authorities for tax years that began before 2005.

11.  Commitments and Contingencies

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business.  It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition or results of operations.  Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers alleging misconduct in the sale of insurance products.  The Company accrues for legal contingencies once the contingency is deemed to be probable and estimable.  Accordingly, at December 31, 2009 and 2008 Jackson recorded accruals totaling $16.0 million and $31.0 million, respectively.  Additionally, in connection with the purchase of Life of Georgia, Jackson assumed a $9.4 million liability related to a class action lawsuit.  This liability has been fully indemnified by ING Groep, N.V. (“ING”) and an indemnification receivable equal to the liability has been recorded in other assets.  The liability and indemnification receivable are adjusted as claims are reported and payments are made by ING and totaled $0.6 million and $2.2 million at December 31, 2009 and 2008, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessments of solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received at the end of 2009 and 2008, the Company’s reserve for future state guaranty fund assessments was $24.9 million and $26.0 million, respectively.  The Company believes the reserve is adequate for all anticipated payments for known insolvencies.

The Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $548.0 million at December 31, 2009.  Unfunded fixed-rate commercial mortgage loan commitments and available lines of credit totaled $143.1 million and $3.7 million, respectively, at December 31, 2009.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2009

11.  Commitments and Contingencies (continued)

The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051.  Certain leases include escalating lease rates, lease abatements and other incentives and, as a result, at December 31, 2009, Jackson recorded a liability of $8.5 million for future lease payments.  Lease expense was $20.6 million, $22.7 million and $17.1 million in 2009, 2008 and 2007, respectively. Future minimum payments under these noncancellable operating leases are as follows (in thousands):

2010	$8,511
2011	8,969
2012	9,099
2013	9,346
2014	7,304
Thereafter	17,863
Total	$61,092

Jackson subleased office space under several operating leases that expired at various dates through 2009.  There is no future lease income to be received on the subleased property.  Lease income for the subleased property totaled $0.2 million in 2009 and $0.7 million per year in 2008 and 2007.

12.  Statutory Accounting Capital and Surplus

Under Michigan Insurance Law, dividends on capital stock can only be distributed out of earned surplus, adjusted to exclude any unrealized capital gains and the effect of permitted practices, unless the Commissioner approves the dividend prior to payment.  At December 31, 2009, the adjusted earned surplus of Jackson National Life Insurance Company was $217.4 million.  Furthermore, without the prior approval of the Commissioner, dividends are also subject to restrictions relating to statutory surplus and/or statutory earnings.  The maximum dividend which can be paid in 2010, subject to the availability of earned surplus, without prior approval of the Michigan Commissioner of Insurance, is $377.0 million.

The Company received capital contributions from its parent of $592.4 million, $34.1 million and $30.6 million in 2009, 2008 and 2007, respectively.  The capital contributions included $21.4 million, $34.1 million and $30.6 million in 2009, 2008 and 2007, respectively, from Brooke Life’s forgiveness of an intercompany tax liability.  Dividend payments from the Company to its parent were $250.0 million, $313.1 million and $246.0 million in 2009, 2008 and 2007, respectively.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.0 billion and $3.7 billion at December 31, 2009 and 2008, respectively.  Statutory net income (loss) of the Company, as reported in its Annual Statement, was $373.6 million, $(623.4) million and $490.0 million in 2009, 2008 and 2007, respectively.

Effective for 2008 reporting, the Commissioner granted Jackson three permitted practices.  One permitted practice allowed Jackson to carry interest rate swaps at book value, as if statutory hedge accounting were in place, instead of at fair value as would have been otherwise required.  Jackson was also required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code.  The Commissioner also granted a permitted practice to allow Jackson to recognize book to tax differences that will reverse within the next 3 years (instead of 1 year as required by the NAIC) when determining the admissable deferred tax asset (subject to a limitation of 15% of capital and surplus versus the 10% limitation imposed by the NAIC guidance).  Finally, the Commissioner granted a permitted practice to allow Jackson to use an average interest rate in calculating certain regulatory capital requirements.  In 2009, the permitted practice with respect to the interest rate swaps was renewed until October 1, 2010, while the other two expired October 1, 2009.  The total effect of these permitted practices was to increase statutory surplus by $188.4 million and $845.0 million at December 31, 2009 and 2008, respectively, and reduce authorized control level required capital by $81.5 million at December 31, 2008.  These permitted practices had no impact on statutory net income (loss).

13.	Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor, and PPM Finance, Inc. (collectively, “PPM”).  PPM is ultimately a wholly owned subsidiary of Prudential.  The Company paid $36.8 million, $35.9 million and $34.1 million to PPM for investment advisory services during 2009, 2008 and 2007, respectively.

National Planning Holdings, Inc. (“NPH”), Jackson’s affiliated broker-dealer network, distributes products issued by Jackson and receives commissions and fees from Jackson.  Commissions and fees paid by Jackson to NPH during 2009, 2008 and 2007 totaled $76.7 million, $57.4 million and $65.9 million, respectively.

Jackson has entered into shared services administrative agreements with affiliates, NPH and PPMA.  Under the shared services administrative agreements, Jackson charged $4.5 million, $5.1 million and $5.0 million of certain management and corporate services costs to these affiliates in 2009, 2008 and 2007, respectively.

Jackson provides a $40.0 million revolving credit facility to PPMA.  The loan is unsecured, matures in September 2013, accrues interest at LIBOR plus 2% per annum, and has a commitment fee of 0.25% per annum.  There was no balance outstanding at December 31, 2009 or 2008.  The highest outstanding loan balance during 2009 and 2008 was $10.0 million and $20.0 million, respectively.  Interest and commitment fees totaled $128 thousand, $177 thousand and $524 thousand during 2009, 2008 and 2007, respectively.

Beginning in June 2009, Jackson provides a $20.0 million revolving credit facility to Brooke Holdings, LLC, an upstream holding company.  The loan is unsecured, matures in June 2014, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum.  There was no balance at December 31, 2009.  The highest outstanding loan balance during 2009 was $1.4 million.  Interest and commitment fees totaled $35 thousand during 2009.

Beginning in 2008, Jackson provides, through its PGDS subsidiary, information technology services to certain Prudential affiliates.  Jackson recognized $19.2 million and $10.4 million in revenue associated with these services during 2009 and 2008, respectively.  This revenue is included in other income on the accompanying consolidated income statement.  This revenue is substantially equal to the costs incurred by PGDS to provide the services.

Short-term borrowings from Parent
During 2007, Jackson entered into an unsecured cash advance facility with Prudential.  The $32.0 million advance was repaid in full during 2008. Jackson paid $1.1 million and $20 thousand of interest on this loan during 2008 and 2007, respectively.

14.	Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates.  To be eligible to participate in the Company’s contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary.  In addition, the employee must be employed on the applicable January 1 or July 1 entry date.  The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year.  In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year.  The Company’s expense related to this plan was $16.3 million, $12.1 million and $12.3 million in 2009, 2008 and 2007, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees.  At December 31, 2009 and 2008, the liability for such plans totaled $136.3 million and $171.2 million, respectively, and is reported in other liabilities.  Jackson invests general account assets in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability.  The Company’s (income) expense related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan, was $34.8 million, $(54.6) million and $18.4 million in 2009, 2008 and 2007,
14.	Benefit Plans (continued)

respectively.  Investment income (expense) on the mutual funds totaled $27.1 million, $(62.9) million and $15.0 million in 2009, 2008 and 2007, respectively.